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                                                                 EXHIBIT 10.DD



                           CLYDESDALE ASSOCIATES, L.P.


                FOURTH AMENDED AND RESTATED PARTNERSHIP AGREEMENT

                      ORIGINALLY DATED AS OF APRIL 28, 2000

   AMENDED AND RESTATED AS OF MAY 9, 2000, DECEMBER 15, 2000 AND JUNE 29, 2001

             AND AS FURTHER AMENDED AND RESTATED AS OF JULY 19, 2002






Clydesdale Partnership Agreement

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                                TABLE OF CONTENTS

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

                                                                                                               Page

                                   SECTION 1 DEFINED TERMS; RULES OF CONSTRUCTION

1.1.     Definitions..............................................................................................1

1.2.     Computation of Time Periods..............................................................................1

1.3.     Accounting Terms.........................................................................................1

1.4.     No Presumption Against Any Party.........................................................................2

1.5.     Use of Certain Terms.....................................................................................2

1.6.     Headings and References..................................................................................2

                                          SECTION 2 ORGANIZATIONAL MATTERS

2.1.     Continuation.............................................................................................2

2.2.     Partners.................................................................................................2

2.3.     Clydesdale Partnership Agreement.........................................................................3

2.4.     Name.....................................................................................................3

2.5.     Powers...................................................................................................3

2.6.     Purposes.................................................................................................3

2.7.     Principal Place of Business..............................................................................3

2.8.     Term.....................................................................................................4

2.9.     Fiscal Year..............................................................................................4

2.10.    Agent for Service of Process.............................................................................4

2.11.    Filings; Cancellation Certificates.......................................................................4

2.12.    Compensation and Expenses................................................................................4

2.13.    Independent Activities; Transactions with Affiliates.....................................................4

2.14.    Payments of Individual Obligations.......................................................................5



Clydesdale Partnership Agreement
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

2.15.    Representations and Warranties...........................................................................5

2.16.    Liability to Third Parties...............................................................................9

2.17.    Admission of New Partners................................................................................9

2.18.    No Withholding Tax.......................................................................................9

2.19.    Covenant of Each Clydesdale Partner......................................................................9

2.20.    Title to Clydesdale Property............................................................................14

2.21.    Clydesdale Partner Requirements.........................................................................14

                                            SECTION 3 CLYDESDALE PARTNERS

3.1.     Rights of Clydesdale Partners...........................................................................15

3.2.     Clydesdale Partnership Interests........................................................................15

3.3.     Additional Covenants of Clydesdale General Partner......................................................16

3.4.     Clydesdale Limited Partners.............................................................................16

3.5.     Meetings of Partners....................................................................................17

3.6.     Partition...............................................................................................18

3.7.     Covenant Not to Dissolve................................................................................18

3.8.     Termination of Status as Clydesdale Partner.............................................................18

                                                SECTION 4 MANAGEMENT

4.1.     Management of Clydesdale................................................................................20

4.2.     Reliance by Third Parties...............................................................................21

4.3.     Restrictions on Authority...............................................................................21

4.4.     Maintenance of Title to Clydesdale Property.............................................................24

4.5.     Compliance with Agreement...............................................................................24

4.6.     No Employees............................................................................................24

4.7.     Affiliate Transactions..................................................................................25

Clydesdale Partnership Agreement
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4.8.     Limitations on Partner Activities.......................................................................25

4.9.     Required Actions........................................................................................25

4.10.    Compliance with Applicable Laws.........................................................................25

4.11.    Clydesdale Custodian....................................................................................26

4.12.    Additional Clydesdale Class B Limited Partner Costs and Transaction Costs...............................26

4.13.    Payment of Clydesdale Expenses..........................................................................27

4.14.    Notification of Changes to the Applicable Margin........................................................27

                                            SECTION 5 PARTNERSHIP CAPITAL

5.1.     Capital Accounts........................................................................................27

5.2.     Closing Date and Other Contributions by the Clydesdale Partners.........................................28

5.3.     Mandatory Capital Contributions.........................................................................28

5.4.     Additional Capital Contributions........................................................................29

5.5.     Clydesdale Custodian Notification.......................................................................30

5.6.     No Withdrawal of Capital................................................................................30

5.7.     No Return on Capital....................................................................................30

5.8.     Cash Capital Contributions..............................................................................30

                                                SECTION 6 ALLOCATIONS

6.1.     Allocations Generally...................................................................................30

6.2.     Profits.................................................................................................30

6.3.     Losses..................................................................................................31

6.4.     Special Allocations.....................................................................................32

6.5.     Timing of Allocations...................................................................................32

6.6.     Other Allocation Rules..................................................................................33

Clydesdale Partnership Agreement
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                                  SECTION 7 PAYMENTS, DISTRIBUTIONS AND RETIREMENTS

7.1.     Payments and Distributions -- Clydesdale Class B Limited Partner........................................33

7.2.     Distributions to Other Partners.........................................................................33

7.3.     Mandatory Retirement of the Class B Partnership Interest................................................34

7.4.     Admission and Withdrawal of the Clydesdale Class B Limited Partner......................................34

7.5.     Making of Payments, Etc.................................................................................34

7.6.     Payment Reports.........................................................................................35

7.7.     Determination of the Preferred Rate and Priority Returns................................................35

7.8.     Distributions in Kind...................................................................................35

7.9.     Preferred Rate Reset and Remarketing of Clydesdale Class B Limited Partnership Interest and
Issuance of Replacement Securities...............................................................................35

                                  SECTION 8 ACCOUNTING; BOOKS AND RECORDS; REPORTS

8.1.     Accounting; Books and Records...........................................................................37

8.2.     Tax Matters.............................................................................................37

                           SECTION 9 REPORTS AND INFORMATION; CLYDESDALE OPERATING ACCOUNT

9.1.     Information.............................................................................................38

9.2.     Notices.................................................................................................39

9.3.     Clydesdale Operating Account............................................................................39

                                    SECTION 10 TRANSFERS OF PARTNERSHIP INTERESTS

10.1.    Restriction on Transfers................................................................................39

10.2.    Permitted Transfer -- Clydesdale Class B Limited Partner................................................39

10.3.    Conditions to Permitted Transfers.......................................................................39

10.4.    Prohibited Transfers....................................................................................40

10.5.    Rights of Unadmitted Transferees........................................................................41

Clydesdale Partnership Agreement
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10.6.    Admission as Substituted Clydesdale Partners............................................................41

10.7.    Distributions with Respect to Transferred Clydesdale Partnership Interests..............................42

                                            SECTION 11 POWER OF ATTORNEY

11.1.    Attorney-in-Fact........................................................................................42

11.2.    Nature of Special Power.................................................................................43

                                        SECTION 12 DISSOLUTION AND WINDING UP

12.1.    Liquidation.............................................................................................44

12.2.    Winding Up..............................................................................................44

12.3.    No Restoration of Deficit Capital Accounts..............................................................45

12.4.    Form of Liquidating Distributions to Clydesdale Partners................................................46

12.5.    Rights of Partners......................................................................................46

12.6.    Occurrence of Liquidating Event.........................................................................46

12.7.    Allocations and Distributions During Period of Liquidation..............................................46

12.8.    Character of Liquidating Distributions..................................................................46

12.9.    The Clydesdale Liquidator...............................................................................47

12.10.   Liquidation Procedures..................................................................................47

                                             SECTION 13 INDEMNIFICATION

13.1.    Indemnification of the Clydesdale Partners..............................................................49

13.2.    Indemnification for Business Qualification Requirements.................................................49

13.3.    Clydesdale Liquidator Indemnification...................................................................50

13.4.    Survival of Indemnification Obligations.................................................................50

13.5.    Limitations on Indemnification Obligations..............................................................50

13.6.    Payments; No Reduction of Capital Account...............................................................51

13.7.    Procedural Requirements.................................................................................51

Clydesdale Partnership Agreement
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                                              SECTION 14 MISCELLANEOUS

14.1.    Notices.................................................................................................53

14.2.    Binding Effect..........................................................................................53

14.3.    Severability............................................................................................53

14.4.    Setoff..................................................................................................53

14.5.    Construction............................................................................................54

14.6.    Governing Law...........................................................................................54

14.7.    Counterpart Execution...................................................................................54

14.8.    Specific Performance....................................................................................54

14.9.    Amendments..............................................................................................54

14.10.   Waiver of Jury Trial....................................................................................55

14.11.   Consent to Jurisdiction and Service of Process..........................................................55

Exhibit A                  Definitions

Exhibit B                  [Intentionally Omitted]

Exhibit C-1                Form of Compliance Certificate - 5.4(b)(i) or (ii) of the El Paso
                           Agreement

Exhibit C-2                Form of Compliance Certificate - 5.07(f) of the Sponsor Subsidiary
                           Credit Agreement

Exhibit C-3                Form of Compliance Certificate -7.04(g) of the Sponsor Subsidiary Credit
                           Agreement

Exhibit C-4                Form of Compliance Certificate - 5.4(c)(i) or (ii) of the El Paso
                           Agreement

Exhibit D                  [Intentionally Omitted]

Exhibit E                  Form of Transferee Certificate

Exhibit F                  Form of Transferor Certificate

Clydesdale Partnership Agreement

                          CLYDESDALE ASSOCIATES, L.P.
                          FOURTH AMENDED AND RESTATED
                             PARTNERSHIP AGREEMENT


                  FOURTH AMENDED AND RESTATED PARTNERSHIP AGREEMENT OF CLYDESDALE ASSOCIATES, L.P. ("CLYDESDALE"), originally dated as of April 28, 2000, and amended and restated as of May 9, 2000, December 15, 2000, June 29, 2001 and July 19, 2002, by and among APPALOOSA HOLDINGS COMPANY, a Delaware corporation ("APPALOOSA"), NORIC HOLDINGS, L.L.C., a Delaware limited liability company ("NORIC HOLDINGS"), NORIC HOLDINGS I, L.L.C., a Delaware limited liability company ("NORIC HOLDINGS I"), MUSTANG INVESTORS, L.L.C., a Delaware limited liability company ("MUSTANG") and CLYDESDALE.

                             PRELIMINARY STATEMENTS

                  A. Clydesdale was formed as a Delaware limited partnership on April 28, 2000, with Appaloosa as the Initial Clydesdale General Partner and Noric Holdings as the Initial Clydesdale Limited Partner.

                  B. The Original Clydesdale Partnership Agreement was amended and restated in its entirety on May 9, 2000, December 15, 2000 and June 29, 2001.

                  C. The parties to this Agreement desire that (i) the June 29, 2001 Amended and Restated Clydesdale Partnership Agreement be further amended and restated in its entirety as set forth in this Agreement and (ii) Clydesdale continue on the terms set forth in this Agreement.

                  In consideration of the premises and intending to be legally bound by this Agreement, the parties hereby amend and restate the June 29, 2001 Amended and Restated Clydesdale Partnership Agreement and agree as follows:

                                    SECTION 1

                      DEFINED TERMS; RULES OF CONSTRUCTION

                  1.1. Definitions. As used in this Agreement, capitalized terms defined in the preamble, Preliminary Statements and other Sections of this Agreement shall have the meanings set forth therein, and terms defined in Exhibit A shall have the meanings set forth therein.

                  1.2. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word or phrase "FROM" and "COMMENCING ON" means "from and including" and the words or phrase "TO" and "UNTIL" and "ENDING ON" means "to but excluding".

                  1.3. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP applied consistently, except with respect to Capital

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Accounts and items entering into the computation of Capital Accounts, and except to the extent otherwise specified in the terms hereof.

                  1.4. No Presumption Against Any Party. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any particular party, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties and their counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

                  1.5. Use of Certain Terms. Unless the context of this Agreement requires otherwise, the plural includes the singular, the singular includes the plural, and "INCLUDING" has the inclusive meaning of "including without limitation". The words "HEREOF", "HEREIN", "HEREBY", "HEREUNDER", and other similar terms of this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

                  1.6. Headings and References. Section and other headings are for reference only, and shall not affect the interpretation or meaning of any provision of or to this Agreement. Unless otherwise provided, references to Articles, Sections, Schedules, and Exhibits shall be deemed references to Articles, Sections, Schedules, and Exhibits of or to this Agreement. Whether or not specified herein or therein, references in this Agreement and in Exhibit A to this Agreement and to any other Operative Document or any other agreement include this Agreement and the other Operative Documents and agreements as the same may be modified, amended, restated or supplemented from time to time pursuant to the provisions hereof or thereof as permitted by the Operative Documents. Whether or not specified herein or in Exhibit A hereto, a reference to any Applicable Law or law (as the case may be) shall mean that Applicable Law or law (as the case may be) as it may be amended, modified or supplemented from time to time, and any successor Applicable Law or law (as the case may be). A reference to a Person includes the successors and assigns of such Person, but such reference shall not increase, decrease or otherwise modify in any way the provisions in this Agreement and the other Operative Documents governing the assignment of rights and obligations under or the binding effect of any provision of this Agreement.

                                    SECTION 2

                             ORGANIZATIONAL MATTERS

                  2.1. Continuation. Clydesdale shall continue as a limited partnership under the Act upon the terms and conditions in this Agreement.

                  2.2. Partners. (i) Appaloosa shall continue as the general partner of Clydesdale and in such capacity shall be referred to as the "Clydesdale General Partner", (ii) Noric Holdings shall continue as a Clydesdale Class A Limited Partner, (iii) Noric Holdings I shall continue as a Clydesdale Class A Limited Partner, and (iv) Mustang shall continues as a Clydesdale Class B

Limited Partner. The names and addresses of the Clydesdale Partners as of the Closing Date shall be as follows:


Clydesdale General Partner and     Appaloosa Holdings Company, Noric Holdings, L.L.C.,
Clydesdale Class A Limited         or Noric Holdings I, L.L.C., as the case may be
Partners                           c/o Wilmington Trust Company
                                   1100 North Market Street
                                   Rodney Square North
                                   Wilmington, DE 19890 - 1600
                                   Attention:  Corporate Trust Administration
                                   Facsimile No.: 302-651-8882

Clydesdale Class B Limited         Mustang Investors, L.L.C.
Partner                            c/o Wilmington Trust Company
                                   1100 North Market Street
                                   Rodney Square North
                                   Wilmington, DE  19890 - 1600
                                   Attention: Corporate Trust Administration
                                   Facsimile No.: 302-427-4749

                  2.3. Clydesdale Partnership Agreement. This Agreement completely amends, restates and supersedes the June 29, 2001 Amended and Restated Clydesdale Partnership Agreement as in existence prior to the effectiveness hereof.

                  2.4. Name. The name of Clydesdale shall continue to be "Clydesdale Associates, L.P." All business of Clydesdale shall be conducted in such name.

                  2.5. Powers. Clydesdale shall possess and may exercise all of the powers and privileges granted by the Act, by any other Applicable Law and by this Agreement, together with any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the permitted business purposes or activities of Clydesdale as set forth in Section 2.6 hereof.

                  2.6. Purposes. The purposes of Clydesdale are to (i) make and hold the Advances, (ii) hold a membership interest in Noric, (iii) be the Noric Class B Member, (iv) act as, and exercise all of the authority of, the Noric Class B Member, (v) enter into and perform the Operative Documents to which it is a party, (vi) hold the Clydesdale Operating Account and make Investments in Cash Equivalents from the proceeds of such account, (vii) engage in such additional business activities as are permitted under this Agreement or otherwise as the Clydesdale Partners may unanimously agree in writing, and
(viii) engage in activities related or incidental to the foregoing and necessary or appropriate therefor as permitted by this Agreement.

                  2.7. Principal Place of Business. The principal place of business of Clydesdale shall be c/o Wilmington Trust Company, 1100 North Market Street, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-1600, Attention: Corporate Trust Administration.

The Clydesdale General Partner may change the principal place of business of Clydesdale to any other place; provided that in any event (i) such location shall be within the United States and within a state that permits the qualification as a foreign limited partnership of a limited partnership organized under the laws of the State of Delaware and (ii) Clydesdale is duly qualified to do business under the laws of such state. The registered office of Clydesdale in the State of Delaware is located at Wilmington Trust Company, 1100 North Market Street, Rodney Square North, Wilmington, DE 19890 - 1600,
Attention: Corporate Trust Department.

                  2.8. Term. The term of Clydesdale commenced on the date its certificate of limited partnership was filed in the office of the Secretary of State of the State of Delaware in accordance with the Act and shall continue until the winding up and liquidation of Clydesdale and the completion of its business following a Liquidating Event, as provided in Section 12.

                  2.9. Fiscal Year. The fiscal year of Clydesdale for financial statement and Federal income tax purposes shall be the same and shall end on December 31 of each year, except as may be required by the Code.

                  2.10. Agent for Service of Process. The registered agent for service of process on Clydesdale in the State of Delaware shall be Wilmington Trust Company, 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19890 - 1600 or any successor as appointed by the Clydesdale General Partner in accordance with the Act.

                  2.11. Filings; Cancellation Certificates. (a) The Clydesdale General Partner has caused the certificate of limited partnership to be filed in the office of the Secretary of State of the State of Delaware in accordance with the provisions of the Act. The Clydesdale General Partner shall take any action and all other actions reasonably necessary to perfect and maintain the status of Clydesdale as a limited partnership under the laws of the State of Delaware. The Clydesdale General Partner shall cause amendments to the certificate of limited partnership to be filed whenever required by the Act.

                  (b) Upon the dissolution and completion of winding up of Clydesdale, the Clydesdale General Partner (or, if any Clydesdale Liquidator has been appointed, such Clydesdale Liquidator) shall promptly execute and cause to be filed certificates of cancellation in accordance with the Act and the Applicable Laws of any other states or other jurisdictions in which the Clydesdale General Partner or such Clydesdale Liquidator, as the case may be, deems such filing necessary or advisable.

                  2.12. Compensation and Expenses. No Clydesdale Partner or Affiliate of any Clydesdale Partner shall receive any salary, fee, or draw for services rendered to or on behalf of Clydesdale or otherwise in its capacity as a Clydesdale Partner, nor shall any Clydesdale Partner or Affiliate of any Clydesdale Partner be reimbursed by Clydesdale for any expenses incurred by such Clydesdale Partner or Affiliate on behalf of Clydesdale or otherwise in its capacity as a Clydesdale Partner, except as otherwise contemplated by this Agreement and the other Operative Documents.

                  2.13. Independent Activities; Transactions with Affiliates.
(a) The Clydesdale General Partner and any of its officers and directors shall be required to devote only such time to the affairs of Clydesdale as the Clydesdale General Partner determines in its reasonable discretion may be necessary to manage and operate Clydesdale, and each such Person shall be free to serve any other Person or enterprise in any capacity that it may deem appropriate in its discretion, except as set forth in
Section 4.8.

                  (b) Except as set forth in Section 4 and as otherwise set forth in the other Operative Documents, each Clydesdale Partner acknowledges that each other Clydesdale Partner and the Affiliates of each other Clydesdale Partner are free to engage or invest in an unlimited number of activities or businesses, any one or more of which may be related to the activities or businesses of Clydesdale, without having or incurring any obligation to offer any interest in such activities or businesses to Clydesdale or any Clydesdale Partner, and neither this Agreement nor any activity undertaken pursuant to this Agreement shall prevent any Clydesdale Partner or any such Affiliate of any such Clydesdale Partner from engaging in such activities, or require any Clydesdale Partner to permit Clydesdale or any such Affiliate of any such Clydesdale Partner to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Clydesdale Partner, each Clydesdale Partner hereby waives, relinquishes, and renounces any such right or claim of participation.

                  2.14. Payments of Individual Obligations. Clydesdale's credit and assets shall be used solely for the benefit of Clydesdale, and no asset of Clydesdale shall be transferred or encumbered for or in payment of any individual obligation of any Clydesdale Partner, except as expressly provided herein.

                  2.15. Representations and Warranties. As of the Closing Date and each Capital Contribution Date, each Clydesdale Partner hereby makes the representations and warranties applicable to such Clydesdale Partner as set forth in this Section 2.15 as follows, and all of such representations and warranties shall survive the execution of this Agreement:

                  (a) Representations and Warranties of Noric Holdings. Noric Holdings and Noric Holdings I each make the representations and warranties set forth in Article IV of the Sponsor Subsidiary Credit Agreement, as if such representations and warranties were set out herein in full.

                  (b) Representations and Warranties of Appaloosa.

                           (i) Due Formation. Appaloosa is duly organized,
                  validly existing and in good standing under the laws of the jurisdiction of the State of Delaware. Appaloosa possesses all corporate powers and other authorizations and licenses necessary to engage in its business and operations as now conducted, the failure to obtain or maintain which would have a Material Adverse Effect.

                           (ii) Authorization of Operative Documents. The
                  execution, delivery and performance by Appaloosa of each Operative Document to which it is a party are or were within its, corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) its Organizational Documents, (ii) any Applicable Law, except to the extent that such contravention would not have a Material Adverse Effect or (iii) any material contractual restriction binding on or affecting it.

                           (iii) Governmental Approvals. No authorization or
                  approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Appaloosa of each Operative Document to which it is a party, except filings necessary to comply with laws, rules, regulations and orders required in the ordinary course to comply with the ongoing obligations of Appaloosa under the Operative Documents.

                           (iv) Enforceability. Each Operative Document to which
                  Appaloosa is a party constitutes the legal, valid and binding obligation of Appaloosa, enforceable against Appaloosa in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity.

                           (v) Compliance with Laws, Etc. Appaloosa is in
                  compliance with all laws, rules, regulations and orders of any governmental authority applicable to it or its property, except where the failure to so comply, individually or in the aggregate, would not in the reasonable judgment of Appaloosa be expected to result in a Material Adverse Effect.

                           (vi) Litigation. There is no action, suit or
                  proceeding pending, or to the knowledge of Appaloosa threatened, against or involving Appaloosa in any court, or before any arbitrator of any kind, or before or by any governmental body, which, in the reasonable judgment of Appaloosa (taking into account the exhaustion of all appeals), would have a Material Adverse Effect, or which purports to affect the legality, validity, binding effect or enforceability of any Operative Document to which it is a party.

                           (vii) Taxes. Appaloosa has duly filed all Tax returns
                  required to be filed, and has duly paid and discharged all Taxes, assessments and governmental charges upon it or against its properties due and payable on the Closing Date and each Capital Contribution Date, the failure to pay which would have a Material Adverse Effect, unless and to the extent only that the same are being contested by Appaloosa in good faith and by appropriate proceedings.

                           (viii) Title to Property. Appaloosa has good title to
                  its properties and assets, free and clear of all mortgages, liens and encumbrances, except for mortgages, liens and encumbrances (including covenants, restrictions, rights, easements and minor irregularities in title) which do not materially interfere with the business or operations of Appaloosa as presently conducted and except that no representation or warranty is made with respect to Margin Stock.

                           (ix) Investment Company; Holding Company. (1)
                  Appaloosa is not an "investment company" within the meaning of the Investment Company Act of 1940.

                           (2) Appaloosa is not a "holding company" or a
                  "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935.

                  (c) Representations and Warranties of Mustang.

                           (i) Due Formation. Mustang is duly formed, validly
                  existing and in good standing as a limited liability company in each case under the laws of the State of Delaware. Mustang has all requisite powers and all material governmental licenses, authorizations, consents and approvals required in each case to carry on its business as now conducted.

                           (ii) Authorization of Agreement. Mustang has the
                  power and authority to execute and deliver this Agreement and the other Operative Documents to which it is a party and to perform its obligations hereunder and thereunder. The execution, delivery and performance by Mustang of this Agreement and each other Operative Document to which it is a party have been duly authorized by all necessary limited liability company action. Each of this Agreement and each other Operative Document to which Mustang is a party constitutes the legal, valid and binding obligation of Mustang and is enforceable against Mustang in accordance with its terms, except as the enforceability thereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

                           (iii) No Conflict with Restrictions; No Default. The
                  execution, delivery and performance by Mustang of each Operative Document to which it is a party do not (A) contravene, or constitute a default under, (1) any provision of Applicable Law (including, without limitation, Regulation T, U, or X issued by the Board of Governors of the Federal Reserve System), (2) the Organizational Documents of Mustang, or (3) any judgment, injunction, order, decree or agreement binding upon Mustang, or (B) result in or require the creation or imposition of any Lien on any asset of Mustang, except for Permitted Liens.

                           (iv) Authorizations. The execution, delivery and
                  performance by Mustang of each Operative Document to which it is a party do not require, in respect of Mustang, any action by or in respect of (including any license or permit), or filing with, any governmental body, agency or official, or any other Person that has not been obtained or made and that is not in full force and effect, except for (A) actions or filings expressly required by Section 4(c) of the Purchase Option Agreement, in each case that are to be performed or filed at a date after the date of the relevant Operative Document and (B) the filing of financing statements under the UCC in relevant jurisdictions permitted by the provisions of the Operative Documents to be performed or filed at a later date.

                           (v) Litigation. There are no actions, suits,
                  proceedings or known investigations pending or, to the knowledge of Mustang, threatened against or affecting Mustang or any of its properties, assets, rights or businesses in any court or before or by any governmental department, board, agency or instrumentality, domestic or foreign, or any arbitrator. Mustang has not received any currently effective notice of any default, and Mustang is not in default, under any applicable order, writ, injunction, decree, permit, determination or award of any court, any governmental department, board, agency or instrumentality, domestic or foreign, or any arbitrator.

                           (vi) Investment Company Act; Public Utility Holding
                  Company Act. Assuming that each lender to the Class B Member (as defined in the Mustang Company Agreement), the Class B Member and the Class C Member (as defined in the Mustang Company Agreement) is a "qualified purchaser" as defined in
                  Section 2(a)(51) of the Investment Company Act, Mustang is not an "investment company" within the meaning of the Investment Company Act. Without regard to Mustang's ownership of the Clydesdale Class B Limited Partnership Interest or the Class B Member's (as defined in the Mustang Company Agreement) or the Class C Member's (as defined in the Mustang Company Agreement) ownership of an interest in Mustang, Mustang is not subject to, or is exempt from, regulation as a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (d) Investigation; Intent. Without limiting any of the representations and warranties of any party under any Operative
         Document:

                           (i) Each Clydesdale Partner acquired pursuant to the
                  terms of the Original Clydesdale Partnership Agreement or the May 9, 2000 Amended and Restated Clydesdale Partnership Agreement, its Clydesdale Partnership Interest based upon its own investigation, and the exercise by such Clydesdale Partner of its rights and the performance by such Clydesdale Partner of its obligations under this Agreement will be based upon its own investigation, analysis and expertise.

                           (ii) Each Clydesdale Partner's acquisition of its
                  Clydesdale Partnership Interest was made pursuant to the terms of the Original Clydesdale Partnership Agreement or the May 9, 2000 Clydesdale Partnership Agreement for its own account for investment, and not with a view to the sale or distribution thereof.

                           (iii) Each Clydesdale Partner intends hereby to
                  continue the limited partnership formed pursuant to the Original Clydesdale Partnership Agreement and continued pursuant to the May 9, 2000 Amended and Restated Clydesdale Partnership Agreement, the December 15, 2000 Amended and Restated Clydesdale Partnership Agreement and the June 29, 2001 Amended and Restated

                  Clydesdale Partnership Agreement for the purpose of making an economic profit from the transactions proposed to be entered into by Clydesdale and it is not acting as an agent or in some other representative capacity for any other Person.

                           (iv) Each Clydesdale Partner is an "accredited
                  investor" as defined in the rules adopted pursuant to the Securities Act and a "qualified purchaser" as defined in the Investment Company Act and the rules adopted pursuant thereto.

                           (v) Each Clydesdale Partner has obtained from
                  Clydesdale all such information as it has requested to evaluate its investment in Clydesdale.

                  Notwithstanding the foregoing, Mustang makes no representation or warranty with respect to any law, rule, regulation, conflict, breach, default, violation, Lien, imposition, registration, declaration, filing, consent, approval, license, permit, order, other authorization, action, suit, proceeding, or investigation applicable solely by reason of Mustang's ownership of the Clydesdale Class B Limited Partnership Interest or Clydesdale's or its Affiliates' ownership of their respective property.

                  2.16. Liability to Third Parties. The debts, obligations and liabilities of Clydesdale, whether arising in contract, tort or otherwise, shall not be the debts, obligations and liabilities of any Clydesdale Limited Partner and no such Clydesdale Limited Partner shall be obligated personally for any such debt, obligation or liability of Clydesdale solely by reason of being a Clydesdale Limited Partner.

                  2.17. Admission of New Partners. Subject to the restrictions and requirements set forth in Sections 2.17, 3.3, 4.3(p), 7.4, 7.9 and 10 of this Agreement, the Clydesdale General Partner may admit one or more new Clydesdale Partners. In no event shall Clydesdale have more than ten Clydesdale Partners. For purposes of this provision, the number of Clydesdale Partners shall be determined in accordance with Treas. Reg. Section 1.7704-1.

                  2.18. No Withholding Tax. Neither Mustang nor any affiliate members nor any indirect holders of any interests in Mustang through partnerships or other pass-through entities that are treated as fiscally transparent for Federal income tax purposes is, as to the United States, a nonresident alien individual, foreign partnership, foreign corporation or other foreign person with respect to whom (taking into account statutory or treaty exemptions) distributions, allocations or payments from Clydesdale are subject to withholding tax at a rate in excess of zero percent under Sections 1441, 1442 or any other provision of the Code imposing U.S. federal tax withholding requirements or withholding taxes upon distributions, allocations or payments to a foreign person by Clydesdale.

                  2.19. Covenant of Each Clydesdale Partner. Each Clydesdale Partner hereby covenants to each other Clydesdale Partner that such Clydesdale Partner will, in connection with any transaction, agreement or dealing with or relating to Clydesdale comply (except for such noncompliance that, in the aggregate, is not material) with the following undertakings, and, in the case of Appaloosa, Appaloosa will, within the scope of its authority hereunder, cause Clydesdale to comply with the following undertakings (it being understood that Mustang is only assuming responsibility with respect to itself):

                  (a) Such Clydesdale Partner will maintain its books, financial records and accounts, including checking and other bank accounts and custodian and other securities safekeeping accounts, separate and distinct from those of Clydesdale. Clydesdale will maintain its books, financial records and accounts, including checking and other bank accounts and custodian and other securities safekeeping accounts, separate and distinct from those of any other Person.

                  (b) Such Clydesdale Partner will maintain its books, financial records and accounts (including inter-entity transaction accounts) in a manner so that it will not be difficult or costly to segregate, ascertain or otherwise identify its assets and liabilities separate and distinct from the assets and liabilities of Clydesdale. Clydesdale will maintain its books, financial records and accounts (including inter-entity transaction accounts) in a manner so that it will not be difficult or costly to segregate, ascertain or otherwise identify its assets and liabilities separate and distinct from the assets and liabilities of any other Person.

                  (c) Such Clydesdale Partner will not commingle any of its assets, funds, liabilities or business functions with the assets, funds, liabilities or business functions of Clydesdale, and such Clydesdale Partner will hold all of its own assets in its own name, except as otherwise contemplated in the Operative Documents. Clydesdale will not commingle any of its assets, funds, liabilities or business functions with the assets, funds, liabilities or business functions of any other Person, and Clydesdale will hold all of its own assets in its own name, except as otherwise contemplated in the Operative Documents.

                  (d) Such Clydesdale Partner will conduct its own business in its own name, and will observe all requisite organizational and internal procedures and formalities, including the holding of periodic and special meetings of shareholders, managers and boards of directors or managers (or other governing body), as applicable, the recordation and maintenance of minutes of such meetings, and the recordation and maintenance of resolutions adopted at such meetings. Clydesdale will conduct its own business in its own name, and will observe all requisite organizational and internal procedures and formalities, including the holding of periodic and special meetings of partners, shareholders, managers and boards of directors or managers (or other governing body), as applicable, the recordation and maintenance of minutes of such meetings, and the recordation and maintenance of resolutions adopted at such meetings.

                  (e) Such Clydesdale Partner will not be consensually merged or consolidated with Clydesdale (other than for financial reporting purposes). Clydesdale will not be consensually merged or consolidated with any other Person (other than certain affiliates for financial reporting purposes).

                  (f) Each Clydesdale Partner that prepares or agrees to be included in consolidated financial statements will include or cause to be included in its or such consolidated financial statements footnotes that clearly disclose, among other things, the separate existence and identity of Clydesdale from such Clydesdale Partner, and that Clydesdale has separate assets and liabilities. If Clydesdale prepares consolidated financial statements, it will include in its consolidated financial statements footnotes that clearly disclose, among other things, the separate existence and identity of Clydesdale from such consolidated entities, and that Clydesdale has separate assets and liabilities from such consolidated entities.

                  (g) All transactions, agreements and dealings between such Clydesdale Partner and Clydesdale (including transactions, agreements and dealings pursuant to which the assets or property of one is used or to be used by the other) will reflect the separate identity and legal existence of each entity. All transactions, agreements and dealings between Clydesdale and any other Person (including transactions, agreements and dealings pursuant to which the assets or property of one is used or to be used by the other) will reflect the separate identity and legal existence of Clydesdale from such other Person.

                  (h) Transactions between Clydesdale, on the one hand, and any third parties, on the other hand, will be conducted by Clydesdale in the name of Clydesdale as an entity separate and distinct from any other Person.

                  (i) Except as otherwise specified in the Operative Documents, Clydesdale will pay its own liabilities from its own assets, and such Clydesdale Partner will not pay its own liabilities from Clydesdale's assets.

                  (j) Representatives and agents of Clydesdale (whether or not they are "loaned" employees of such Clydesdale Partner) will, when purporting to act on behalf of Clydesdale, hold themselves out to third parties as being representatives or agents, as the case may be, of Clydesdale and, to the extent such items are used, will utilize business cards, letterhead, purchase orders, invoices and the like of Clydesdale. Representatives and agents of such Clydesdale Partner (whether or not they are "loaned" employees of any Clydesdale Partner or any affiliates) will, when purporting to act on behalf of such Clydesdale Partner (other than, if applicable, in its capacity as the general partner of Clydesdale), not hold themselves out to third parties as being representatives or agents, as the case may be, of Clydesdale and will not utilize business cards, letterhead, purchase orders, invoices and the like of Clydesdale.

                  (k) Clydesdale will compensate all consultants, independent contractors and agents from its own funds for services provided to it by such consultants, independent contractors and agents. Such Clydesdale Partner will not compensate any consultants, independent contractors and agents from the funds of Clydesdale for services provided to such Clydesdale Partner by such consultants, independent contractors and agents.

                  (l) To the extent that Clydesdale, on the one hand, and such Clydesdale Partner, on the other hand, jointly contract or do business with vendors or service providers or share overhead expenses, the costs and expenses incurred in so doing will be fairly and nonarbitrarily allocated between or among such entities, with the result that each such entity bears its fair share of all such costs and expenses. To the extent that Clydesdale, on the one hand, and such Clydesdale Partner, on the other hand, contracts or does business with vendors or service providers where the goods or services are wholly or partially for the benefit of the other, then the costs incurred in so doing will be fairly and nonarbitrarily allocated to the entity for whose benefit the goods or services are provided, with the result that each such entity bears its fair share of all such costs, except to the extent otherwise provided in the Operative Documents. To the extent that Clydesdale, on the one hand, and any other Person, on the other hand, jointly contract or do business with vendors or service providers or share overhead expenses, the costs and expenses incurred in so doing will be fairly and nonarbitrarily allocated between or among such entities, with the result that each such entity bears its fair share of all such costs and expenses. To the extent that Clydesdale, on the one hand, and any other Person, on the other hand, contracts or does business with vendors or service providers where the goods or services are wholly or partially for the benefit of the other, then the costs incurred in so doing will be fairly and nonarbitrarily allocated to the entity for whose benefit the goods or services are provided, with the result that each such entity bears its fair share of all such costs, except to the extent otherwise provided in the Operative Documents.

                  (m) Clydesdale will have annual financial statements prepared in accordance with GAAP, separate from such Clydesdale Partner and any other Person; provided that Clydesdale and such Clydesdale Partner may be consolidated with El Paso and its Subsidiaries for financial reporting purposes. Such Clydesdale annual financial statements will show Clydesdale's assets and liabilities separate and apart from those of any other Person.

                  (n) Such Clydesdale Partner will not make any loans, advances, guarantees, extensions of credit or contributions of capital to, from or for the benefit of Clydesdale without proper documentation and proper accounting in accordance with GAAP and other than in accordance with the provisions of the Operative Documents. Clydesdale will not make any loans, advances, guarantees, extensions of credit or contributions of capital to, from or for the benefit of any other Person without proper accounting in accordance with GAAP and proper documentation, it being agreed that the Advances are made pursuant to proper documentation.

                  (o) Clydesdale will cause to be prepared and filed all legally required tax returns for itself (including Federal and state income tax returns) separately from the tax returns of any other Person, and will not file a consolidated tax return with any other Person. Each Clydesdale Partner will cause to be prepared and filed all legally required tax returns for itself (including Federal and state income tax returns) separately from the tax returns of Clydesdale.

                  (p) Such Clydesdale Partner will not refer to Clydesdale as a department or division of such Clydesdale Partner and will not otherwise refer to Clydesdale in a manner inconsistent with its status as a separate and distinct legal entity. In addition, Clydesdale will hold itself out as separate and distinct from such Clydesdale Partner and from any other Person. Clydesdale will not refer to itself as a department or division of such Clydesdale Partner and will not otherwise refer to itself in a manner inconsistent with its status as a legal entity separate and distinct from any other Person. In addition, such Clydesdale Partners will hold themselves out as separate and distinct from Clydesdale.

                  (q) Clydesdale will maintain adequate capital in light of its contemplated business operations.

                  (r) Clydesdale will not hold out its credit as being available to satisfy the obligations of any other Person. Such Clydesdale Partner will not hold out the credit of Clydesdale as being available to satisfy the obligations of such Clydesdale Partner (except as permitted under the Operative Documents).

                  (s) Clydesdale will not acquire the obligations or securities of its affiliates or owners (except as permitted under the Operative Documents). Such Clydesdale Partner will not acquire the obligations or securities of Clydesdale (except as permitted under the Operative Documents).

                  (t) Clydesdale will not buy or hold evidence of indebtedness issued by any other Person (except as permitted under the Operative Documents).

                  (u) Clydesdale will use separate stationery, invoices, and checks bearing its own name. Such Clydesdale Partner will not use stationery, invoices, and checks bearing Clydesdale's name (except in its capacity as a general partner of Clydesdale).

                  (v) Clydesdale will not pledge its assets for the benefit of any other Person. Such Clydesdale Partner will not pledge its assets for the benefit of Clydesdale (except as permitted under the Operative Documents).

                  (w) Clydesdale will correct any known misunderstanding regarding its separate identity from any other Person. Such Clydesdale Partner will correct any known misunderstanding regarding its identity as separate from the identity of Clydesdale.

                  (x) Clydesdale will not use its separate existence, no Clydesdale Partner (or any of its affiliates) will use the separate existence of Clydesdale, and Clydesdale will not permit that its separate existence be used by any such Clydesdale Partner (or any of its affiliates), in each case, to abuse creditors or to perpetrate a fraud, injury, or injustice on creditors.

                  (y) All transactions between a Clydesdale Partner (or any of its affiliates), on the one hand, and Clydesdale, on the other, are, and will be, duly authorized and documented, and recorded accurately in the appropriate books and records of such entities. All such transactions are, and will be, fair to each party, constitute exchanges for fair consideration and for reasonably equivalent value, and are, and will be, made in good faith and without any intent to hinder, delay, or defraud creditors. Clydesdale will not take any action, and will not engage in transactions with any Clydesdale Partner (or any of its affiliates), unless the respective boards of managers, general partners, managing members, or officers, as appropriate, of Clydesdale and the applicable Clydesdale Partner, as the case may be, determine in a reasonable fashion that such actions or transactions are in their respective companies' best interests. The parties hereto agree that the Transactions satisfy the requirements of this Section 2.19(y).

                  (z) Clydesdale and each Clydesdale Partner have not entered into the transactions contemplated by this Agreement or any Operative Document to which it is a party in contemplation of insolvency or with a design to prefer one or more creditors to the exclusion in whole or in part of others or with an intent to hinder, delay or defraud any of its creditors.

                  (aa) The assets of Clydesdale and of each Clydesdale Partner are now, and are intended to be, sufficient to pay the ongoing business expenses of each such respective entity as they are incurred and to discharge all of their respective liabilities.

                  2.20. Title to Clydesdale Property. All Clydesdale Property shall be owned by Clydesdale as an entity, and no Clydesdale Partner shall have any ownership interest in such property in its individual name or right. Each Clydesdale Partnership Interest in Clydesdale shall be personal property for all purposes. Clydesdale shall hold all of the Clydesdale Property in the name of Clydesdale or the name of the Clydesdale Custodian (on behalf of Clydesdale) and not in the name of any Clydesdale Partner.

                  2.21. Clydesdale Partner Requirements. Clydesdale shall at all times have at least one Clydesdale Partner that is a Special Purpose LLC. A "SPECIAL PURPOSE LLC" means a limited liability company that has a manager on its board of managers or other managing body who is not an Affiliate of El Paso. Noric Holdings shall continue to be the initial Special Purpose LLC. The Special Purpose LLC shall at all times be a limited liability company whose Organizational Documents contain restrictions on its activities and impose requirements intended to preserve its separateness that are substantially similar to those contained in this Agreement, and provide, among other things, that it:

                  (a) is organized for a limited purpose;

                  (b) has restrictions on its ability to incur indebtedness, dissolve, liquidate, consolidate, merge and/or sell its assets;

                  (c) may not file voluntarily a bankruptcy petition on its own behalf (and/or on behalf of Clydesdale) without the consent of the manager who is not an Affiliate of El Paso; and

                  (d) shall conduct itself (and/or cause Clydesdale to conduct itself) in accordance with certain "separateness covenants", including the maintenance of books, records, bank accounts and assets separate from those of any other Person and/or certain specified other Persons.

                                    SECTION 3

                               CLYDESDALE PARTNERS

                  3.1. Rights of Clydesdale Partners. The Clydesdale Partners shall have the rights and obligations provided in this Agreement and, to the extent consistent with this Agreement, the Act.

                  3.2. Clydesdale Partnership Interests. Until such time, if ever, as the Clydesdale General Partner establishes Replacement Securities pursuant to Section 7.9, there shall be three classes of Clydesdale Partnership Interests, each of which shall have the rights set forth below:

                  (a) Clydesdale General Partnership Interest. The Clydesdale General Partner shall have the following rights under this Agreement (in addition to the other rights granted hereunder):

                           (i) the right to receive Distributions and to share
                  in the Profits and Losses of Clydesdale, all to the extent provided in this Agreement;

                           (ii) the right to receive liquidating Distributions
                  to the extent provided in Section 12;

                           (iii) the right to vote upon, approve or consent to
                  actions of Clydesdale and to participate in the management of Clydesdale, all to the extent provided in this Agreement; and

                           (iv) the right to appoint or remove the Clydesdale
                  Liquidator as provided in Section 12.9.

                  (b) Clydesdale Class A Limited Partnership Interests. Each Clydesdale Class A Limited Partner shall have the following rights under this Agreement (in addition to the other rights granted hereunder):

                           (i) the right to receive Distributions and to share
                  in the Profits and Losses of Clydesdale, all to the extent provided in this Agreement;

                           (ii) the right to receive liquidating Distributions
                  to the extent provided in Section 12; and

                           (iii) the right to vote upon, approve or consent to
                  actions of Clydesdale and the Clydesdale General Partner, all to the limited extent, but only to the limited extent, provided in this Agreement; provided, however, that none of the rights given to a Clydesdale Class A Limited Partner shall be deemed to be participating in the control of the business of Clydesdale within the meaning of Section 17-303 of the Act, and this Agreement shall be interpreted consistently with this
                  Section 3.2(b)(iii).

                  (c) Clydesdale Class B Limited Partnership Interests. The Clydesdale Class B Limited Partner shall have the following rights under this Agreement (in addition to the other rights granted hereunder):

                           (i) the right to receive Distributions and to share
                  in the Profits and Losses of Clydesdale, all to the extent provided in this Agreement;

                           (ii) the right to receive liquidating Distributions
                  to the extent provided in Section 12;

                           (iii) the right to vote upon, approve or consent to
                  actions of Clydesdale and the Clydesdale General Partner, all to the limited extent, but only to the limited extent, provided in this Agreement; provided, however, that none of the rights given to the Clydesdale Class B Limited Partner shall be deemed to be participating in the control of the business of Clydesdale within the meaning of Section 17-303 of the Act, and this Agreement shall be interpreted consistently with this Section 3.2(c)(iii); and

                           (iv) the right to appoint or remove the Clydesdale
                  Liquidator as provided in Section 12.9.

                  3.3. Additional Covenants of Clydesdale General Partner. Except as otherwise permitted by this Agreement, the Clydesdale General Partner hereby covenants and agrees not to Transfer all or any portion of its Clydesdale Partnership Interest as the Clydesdale General Partner. Further, the Clydesdale General Partner hereby covenants and agrees to continue to carry out the duties of the Clydesdale General Partner under this Agreement until Clydesdale is dissolved and liquidated pursuant to Section 12 hereof.

                  3.4. Clydesdale Limited Partners. (a) No Management Rights or Powers. Neither a Clydesdale Class A Limited Partner nor the Clydesdale Class B Limited Partner shall have any right or power to take part in the management or control of Clydesdale or its business and affairs or to act for or bind Clydesdale in any way, except as expressly provided in any Operative Document. Notwithstanding the foregoing, each Clydesdale Class A Limited Partner and the Clydesdale Class B Limited Partner shall each have all of the rights and powers specifically set forth in this Agreement and, to the extent consistent with this Agreement, the Act. The existence and exercise of these rights and powers will not result in a Clydesdale Class A Limited Partner or the Clydesdale Class B Limited Partner being deemed to be participating in the control of the business of Clydesdale within the meaning of Section 17-303 of the Act or otherwise affect the limited liability of a Clydesdale Class A Limited Partner or the Clydesdale Class B Limited Partner.

                  (b) Voting Rights. Each Clydesdale Class A Limited Partner and the Clydesdale Class B Limited Partner shall each have the right to vote only on those matters specifically reserved for its vote as set forth in this Agreement.

                  (c) Limited Partner Liability. Neither a Clydesdale Class A Limited Partner nor the Clydesdale Class B Limited Partner shall be liable for the debts, liabilities, contracts or any other obligations of Clydesdale. Except as otherwise provided by mandatory provisions of applicable state law and except with respect to the obligation of a Clydesdale Class A Limited Partner and the Clydesdale Class B Limited Partner to return to Clydesdale a distribution made to such Clydesdale Partner in violation of the Act at a time when such Clydesdale Partner knew the distribution would violate the Act, such Clydesdale Partner shall be liable only to make its Capital Contributions (to the extent required by, and in accordance with the provisions of, this Agreement) and shall not be required to lend any funds to Clydesdale or, after its Capital Contributions have been made (including under Sections 5.3 and 5.4, if applicable), to make any additional Capital Contributions to Clydesdale.

                  3.5. Meetings of Partners. (a) Notice. Meetings of the Clydesdale Partners shall be called upon the written request of any Clydesdale Partner. The notice shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Clydesdale Partners not less than five Business Days nor more than 30 days prior to the date of such meeting. Clydesdale Partners may vote in person, by proxy or by telephone at such meeting.

                  (b) Record Date. For the purpose of determining the Clydesdale Partners entitled to vote on, or to vote at, any meeting of the Clydesdale Partners or any adjournment thereof, the Clydesdale Partner requesting such meeting may fix, in advance, a date as the record date for any such determination. Such date shall not be more than 30 days nor less than seven Business Days before any such meeting.

                  (c) Proxy. Any Clydesdale Partner may authorize any Person or Persons to act for it by proxy on all matters in which such Clydesdale Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by such Clydesdale Partner or its attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy given by a Clydesdale Partner shall be revocable at the pleasure of the Clydesdale Partner executing it unless otherwise expressly stated in such proxy.

                  (d) Consents. The approval or consent of any Clydesdale Partner required under this Agreement may, except as expressly provided to the contrary in this Agreement, be given or withheld in the sole and absolute discretion of such Clydesdale Partner. If the Clydesdale General Partner receives the necessary approval or consent of the Clydesdale Partners to such action, the Clydesdale General Partner shall be authorized and empowered to implement such action without further authorization by the Clydesdale Partners.

                  (e) Conduct of Meeting. Each meeting of the Clydesdale Partners shall be conducted by the Clydesdale General Partner or such other Person as the Clydesdale General Partner may appoint pursuant to such rules for the conduct of the meeting as the Clydesdale General Partner or such other Person deems appropriate. Any meeting duly called at which the Clydesdale General Partner does not appear shall be conducted by the Clydesdale Class B Limited Partner.

                  (f) Consent in Lieu of Meeting. In the event the consent of any Clydesdale Partner is required for any action to be taken by Clydesdale, such consent may be given at a meeting, which may be conducted by conference telephone call, or provided in writing, executed by the Clydesdale Partner necessary to authorize such action at a meeting at which the Clydesdale Partners entitled to vote were present and voted.

                  (g) No Meeting Required for Certain Actions. Any action, consent or approval that by the terms of this Agreement may be taken by any class of Clydesdale Partner acting as a class or alone may be taken without the necessity of calling or holding a meeting of Clydesdale Partners.

                  3.6. Partition. To the fullest extent permitted under Applicable Law, each Clydesdale Partner waives any and all rights that it may have to maintain an action for partition of Clydesdale's property.

                  3.7. Covenant Not to Dissolve. Except as otherwise permitted by this Agreement, to the fullest extent permitted under Applicable Law, each Clydesdale Partner hereby covenants and agrees not to (a) take any action to file a certificate of dissolution or its equivalent with respect to itself, (b) exercise any power under the Act to dissolve Clydesdale, or (c) petition for judicial dissolution of Clydesdale.

                  3.8. Termination of Status as Clydesdale Partner. (a) Certain Events. A Person shall cease to be a Clydesdale Partner only upon the first to occur of:

                  (i) The Transfer of all of its Clydesdale Partnership Interest (other than by way of the imposition of a Permitted Lien); provided that the transferee of such Clydesdale Partnership Interest is admitted as a substituted Clydesdale Partner in accordance with this Agreement.

                  (ii) With respect to the Clydesdale General Partner, the happening of any of the events specified in Section 17-402 of the Act (which shall not relieve such Person from any liability under this Agreement, including liabilities for an unpermitted resignation).

                  (iii) The involuntary Transfer by operation of Applicable Law (other than by way of imposition of a Permitted Lien) of its Clydesdale Partnership Interest (which shall not relieve such Person from any liability under this Agreement, including liabilities for an unpermitted resignation).

                  (iv) The vote of the Clydesdale Partners required to approve a request by such Clydesdale Partner to withdraw pursuant to Section 3.8(b).

                  (v) In the case of the Clydesdale Class B Limited Partner, the withdrawal of the Clydesdale Class B Limited Partner pursuant to the occurrence of the events specified in Section 7.4.

                  The happening of the foregoing events shall not cause a dissolution of Clydesdale except as provided in Section 12. Except to the extent specifically set forth herein, upon the termination of a Person's status as a Clydesdale Partner, such Person shall not be entitled to any Distributions from Clydesdale, including a Distribution based on the fair value of such Person's Clydesdale Partnership Interest.

                  (b) Withdrawal. No Clydesdale Partner may withdraw from Clydesdale, except (i) with the prior written consent of the Clydesdale Partners or (ii) as a consequence of a Permitted Transfer pursuant to which the Transferee is admitted as a Clydesdale Partner.

                  (c) Collection of Continuing Obligations. Any debts, obligations, or liabilities in damages to Clydesdale of any Person who ceases to be a Clydesdale Partner shall be collectible by any legal means and Clydesdale is authorized, in addition to any other remedies at law or in equity, to apply any amounts otherwise distributable or payable by Clydesdale to such Person to satisfy such debts, obligations or liabilities.

                  (d) Transferee. Except as otherwise provided in this Agreement, in the event a Person ceases to be a Clydesdale Partner without having Transferred all of its Clydesdale Partnership Interest in accordance with this Agreement (including upon removal or resignation), such Person shall be treated as an unadmitted transferee pursuant to Section 10.5.

                  (e) Removal. The Clydesdale General Partner may be removed by the Clydesdale Class B Limited Partner only if the Clydesdale General Partner has (i) attempted to make a Transfer of its Clydesdale Partnership Interest that is not a Permitted Transfer, (ii) committed a material breach of this Agreement which has not been cured within thirty days after notice of such breach is given to the Clydesdale General Partner by the Clydesdale Class B Limited Partner or
(iii) the Clydesdale General Partner has been grossly negligent or has engaged in willful misconduct in managing or otherwise conducting the business and affairs of Clydesdale.

                  (f) Continuing Obligations. If the Clydesdale General Partner ceases to be a Clydesdale Partner for any reason under this Agreement, it shall remain liable as a Clydesdale General Partner for all debts and obligations of Clydesdale existing at the time such Person ceases to be the Clydesdale General Partner, regardless of whether, at such time, such debts or liabilities were known or unknown, actual or contingent; provided, however, that this Section 3.8(f) shall not be construed as waiving any requirement that a judgment creditor of the Clydesdale General Partner first comply with the provisions of
Section 17-403(d) of the Act before attempting to levy the assets of the Clydesdale General Partner. A Person shall not be liable as the Clydesdale General Partner for the debts and obligations of Clydesdale arising after such Person ceases to be the Clydesdale General Partner.

                  (g) Status as Clydesdale Limited Partner. If at the time a Person ceases to be a Clydesdale General Partner, such Person is also a Clydesdale Class A Limited Partner or a Clydesdale Class B Limited Partner with respect to a Clydesdale Class A Limited Partnership Interest or a Clydesdale Class B Limited Partnership Interest, respectively, such cessation shall not affect such Person's rights and obligations with respect to such Clydesdale Class A Limited Partnership Interest or Clydesdale Class B Limited Partnership Interest, as the case may be.

                                    SECTION 4

                                   MANAGEMENT

                  4.1. Management of Clydesdale. (a) Clydesdale General Partner. The management of Clydesdale shall be vested in the Clydesdale General Partner as general partner and, except as otherwise provided in this Agreement, the Clydesdale General Partner shall have full power and authority to manage the business and affairs of Clydesdale to the extent provided in the Act and no other Clydesdale Partner shall have any such management power and authority. The Clydesdale General Partner shall have all of the rights and powers which may be possessed by general partners under the Act.

                  (b) Authority of Clydesdale General Partner. The Clydesdale General Partner shall have the authority on behalf and in the name of Clydesdale to perform all acts necessary and desirable to the objects and purposes of Clydesdale, subject only to the restrictions expressly set forth in this Agreement (including Section 2.19, Section 4.3 and Section 4.8) and subject to the rights of the Clydesdale Liquidator to liquidate Clydesdale and take all actions incidental thereto during the Liquidation Period. Subject to such restrictions, the authority of the Clydesdale General Partner shall include the authority to:

                  (i) engage in transactions and dealings on behalf of Clydesdale, including transactions and dealings with any Clydesdale Partner or any Affiliate of any Clydesdale Partner;

                  (ii) call meetings of Clydesdale Partners or any class thereof;

                  (iii) vote any securities held by Clydesdale;

                  (iv) make Investments in Permitted Assets;

                  (v) determine and make Distributions, in cash or otherwise, on Clydesdale Partnership Interests in accordance with the provisions of this Agreement and the Act;

                  (vi) appoint (and dismiss from appointment) officers, attorneys and agents on behalf of Clydesdale, and engage (and dismiss from engagement) any and all Persons providing legal, accounting or financial services to Clydesdale, or such other Persons as the Clydesdale General Partner deems necessary or desirable for the management and operation of Clydesdale;

                  (vii) incur and pay all expenses and obligations incidental to the operation and management of Clydesdale;

                  (viii) open accounts (including, without limitation, the Clydesdale Operating Account) with the Clydesdale Custodian and delegate to the Clydesdale Custodian the duties of the Clydesdale Custodian set forth in the Clydesdale Custody Agreement;

                  (ix) subject to Section 12, effect a dissolution of Clydesdale after the occurrence of a Liquidating Event;

                  (x) bring and defend (or settle) on behalf of Clydesdale actions and proceedings at law or equity before any court or governmental, administrative or other regulatory agency, body or commission or any arbitrator or otherwise;

                  (xi) prepare or cause to be prepared reports, statements and other relevant information for distribution to the Clydesdale Partners as may be required by this Agreement or the Act and any additional information determined to be appropriate by the Clydesdale General Partner from time to time;

                  (xii) execute and deliver on behalf of Clydesdale, perform Clydesdale's obligations under and exercise Clydesdale's rights under, any Operative Documents to which Clydesdale is a party, including any certificates and other documents and instruments related thereto;

                  (xiii) prepare and file all necessary returns and statements and pay all taxes, assessments and other impositions applicable to the Clydesdale Property pursuant to Section 8.2; and

                  (xiv) execute all other documents or instruments, perform all duties, exercise all powers, and do all things for and on behalf of Clydesdale necessary or desirable for or incidental to the foregoing.

                  4.2. Reliance by Third Parties. Persons dealing with Clydesdale are entitled to rely conclusively upon the power and authority of the Clydesdale General Partner set forth in this Agreement.

                  4.3. Restrictions on Authority. The Clydesdale General Partner shall not be authorized to take any of the actions set forth in this Section 4.3 without the prior written approval of the Clydesdale Class B Limited Partner. The Clydesdale General Partner covenants and agrees that it shall not, without such approval:

                  (a) Contravention. Do any act in contravention of this Agreement or any other Operative Document binding on Clydesdale;

                  (b) Impossibility. Do any act that would make it impossible to carry on the ordinary business of Clydesdale, except as otherwise expressly provided in this Agreement;

                  (c) Litigation, Etc. Confess a judgment against Clydesdale or settle on behalf of Clydesdale actions and proceedings at law or in equity before any court, any governmental, administrative or other regulatory agency, body or commission or any arbitrator or otherwise
         (i) to which El Paso, Appaloosa, any Sponsor Subsidiary, any Noric Group Member, Lusitano, Lipizzan, or any of their respective Affiliates is a party in opposition to Clydesdale or (ii) as a result of which it is reasonably likely, after giving effect to any contribution pursuant to Section 5.3 hereof, that the rights, assets or interests of Clydesdale or the Clydesdale Partners as such would be adversely affected;

                  (d) Possession of Clydesdale Property. Possess Clydesdale Property or assign rights in Clydesdale Property, for other than a Clydesdale purpose;

                  (e) Liability. Perform any act that would cause, or knowingly fail to perform any act the failure to perform which would cause, any Clydesdale Limited Partner to be obligated personally for any debt, obligation or liability of Clydesdale in any jurisdiction solely by reason of such Clydesdale Limited Partner being a Clydesdale Limited Partner (other than pursuant to Section 5.3 hereof);

                  (f) Bankruptcy, Insolvency. Cause or permit Clydesdale voluntarily to take any action of the type referred to in the definition of "VOLUNTARY BANKRUPTCY";

                  (g) Indebtedness. Cause or permit Clydesdale to incur, assume or obligate itself for any Indebtedness, except that Clydesdale may enter into and incur obligations under the Operative Documents and Indebtedness of the type described in clause (i) of the definition thereof constituting Clydesdale Expenses incurred in the ordinary course of business;

                  (h) Custody Agreements. Direct the Clydesdale Custodian to (i) release any property from its custody under the Clydesdale Custody Agreement other than pursuant to the terms of the Clydesdale Custody Agreement or this Agreement, (ii) appoint a substitute Clydesdale Custodian or (iii) close any account established pursuant to the Clydesdale Custody Agreement except to the extent such account is replaced with a new account thereunder;

                  (i) Liens. Cause or permit Clydesdale to incur or suffer to exist any Liens on any of its assets, except for Permitted Liens;

                  (j) Acquisitions, Investments, Etc. Cause or permit Clydesdale to acquire by purchase or contribution or otherwise to hold or maintain or become obligated to hold or maintain:

                           (i) any assets other than Permitted Assets; and

                           (ii) any Cash Equivalent that is in default; provided
                  that Clydesdale may maintain any defaulted Cash Equivalent for a reasonable period after the occurrence of such default to Dispose of such Cash Equivalent in an orderly fashion or to diligently pursue collection or enforcement thereof;

                  (k) Merger. Cause or permit Clydesdale to merge or consolidate with or into any other Person;

                  (l) Tax and Accounting Matters. Except as otherwise provided in this Agreement, take any initial tax or accounting position, practice or policy that is inconsistent with the purposes of the Operative Documents or, except as may be required by Applicable Law, cause or permit changes in any material tax position or policy of Clydesdale, or cause or permit changes in or adoption of any accounting position, practice or policy (including a change in its fiscal year) of Clydesdale not in accordance with GAAP;

                  (m) Distributions. Cause or permit Distributions to the Clydesdale Partners of cash or other Clydesdale Property except as expressly provided in this Agreement;

                  (n) Dissolution. Cause or permit Clydesdale voluntarily to take any action which would cause a dissolution of Clydesdale except to the extent that the Clydesdale General Partner may in its capacity as the Clydesdale General Partner and in accordance with this Agreement vote to dissolve, wind up and liquidate Clydesdale;

                  (o) Reimbursement. Cause or permit Clydesdale to reimburse any Clydesdale Partner for any liability, loss, cost or Expense other than as expressly provided for in or contemplated by this Agreement or any other Operative Document;

                  (p) Admission of Partners. Cause or permit the admission of any Clydesdale Partner other than pursuant to Sections 7.4, 7.9 or 10;

                  (q) Operative Documents. Cause or consent to (i) any termination or cancellation of, or any assignment, delegation or other transfer of, or (ii) any amendment, modification, supplement or waiver of, Clydesdale's or any other Person's rights or obligations under this Agreement or any other Operative Document to which Clydesdale is a party (other than assignments, delegations and transfers to the Clydesdale Custodian pursuant to the Clydesdale Custody Agreement, to the Sponsor Subsidiary Collateral Agent pursuant to the Sponsor Subsidiary Credit Documents and the Sponsor Subsidiary Collateral Agent Agreement, to the Noric Custodian pursuant to the Noric Custody Agreement, and any such consent provided in or required pursuant to an Operative Document);

                  (r) Affiliate Transactions. Cause or permit Clydesdale to enter into any contracts (including any indemnification agreements) or transactions with any Clydesdale Partner or any Affiliate of any Clydesdale Partner other than as expressly provided for in or contemplated by this Agreement (including Section 4.7 or 7.9(c) hereof) or in or by any other Operative Document;

                  (s) Disposition of the Clydesdale Property. Cause or permit Clydesdale to Dispose of all or any portion of the Clydesdale Property, except for (i) Dispositions of the Clydesdale Property in connection with the liquidation, dissolution and winding up of Clydesdale pursuant to Section 12, (ii) Dispositions of amounts on deposit in the Clydesdale Operating Account for value in connection with Clydesdale's investment and reinvestment in Cash Equivalents, (iii) payments and Distributions pursuant to Section 7, and (iv) payments of obligations and expenses permitted to be incurred under or required to be paid pursuant to this Agreement or the Clydesdale Custody Agreement;

                  (t) Actions Under the Operative Documents. Subject to Section 4.9, cause or permit Clydesdale to (i) agree, elect or consent to or approve the taking by any Sponsor Subsidiary of any action requiring the prior approval, election or consent of Clydesdale under the Operative Documents (including any action constituting a Clydesdale Required

         Action, except to the extent taken as provided in Section 4.9) or decline or fail to enforce the obligations of any Sponsor Subsidiary under the Operative Documents or exercise any discretionary right, power, remedy, privilege or authority granted to or reserved for Clydesdale in its capacity as the lender and secured party under the Sponsor Subsidiary Credit Documents, (ii) cause or consent to (A) any termination or cancellation of, (B) any assignment, delegation or other transfer of Clydesdale's or any Sponsor Subsidiary's rights or obligations under, or (C) any amendment, modification, supplement or waiver of Clydesdale's or any Sponsor Subsidiary's rights or obligations under, the Operative Documents (other than as a result of payment in full of obligations thereunder), or (iii) agree to (A) the Calculation Agent delivering an E&P Borrowing Base Determination or E&P Borrowing Base Redetermination pursuant to Section 2.09 of the Sponsor Subsidiary Credit Agreement (including, in the case of an adjustment of the Scheduled Quantities, the determination of new Scheduled Quantities made in connection with an E&P Borrowing Base Determination or an E&P Borrowing Base Redetermination) or (B) a Revised Energy Investment Loan Value Amount pursuant to Section 2.11 of the Sponsor Subsidiary Credit Agreement, (iv) to the extent not covered by sub clauses (i) to (iii) above, give any consent or approval or agree to the taking of any action (including the taking of any Clydesdale Required Action, except to the extent taken as provided in Section 4.9) or exercise any discretion, right, power, remedy, privilege or authority under the Operative Documents, (v) agree to any document being in form and substance satisfactory to Clydesdale, or (vi) give any consent described under Section 5.02(f)(vii) of the Sponsor Subsidiary Credit Agreement; or

                  (u) Noric Class B Member Interest. Exercise any discretion, authority, power or consent or approval right (including the right to approve a Noric Liquidator) of the Noric Class B Member in respect of Clydesdale's Noric Class B Membership Interest.

                  (v) Sponsor Subsidiary Rights. (i) Exercise any discretion, authority, power or consent or approval right under any Sponsor Subsidiary Credit Document or any Sponsor Subsidiary Company Agreement, or (ii) Dispose of any right, power or authority granted to Clydesdale under any Sponsor Subsidiary Credit Document or any Sponsor Subsidiary Company Agreement.

                  4.4. Maintenance of Title to Clydesdale Property. The Clydesdale General Partner agrees that it shall cause Clydesdale to maintain legal and beneficial title to each of Clydesdale's assets (including Clydesdale's Noric Class B Membership Interest), except to the extent contemplated by Sections 4.3(i), (m) and (s) or the Clydesdale Custody Agreement.

                  4.5. Compliance with Agreement. The Clydesdale General Partner shall cause Clydesdale to comply with all of the obligations of Clydesdale set forth in this Agreement (including, without limitation, Section 2.19) and the other Operative Documents to which it is a party.

                  4.6. No Employees. The Clydesdale General Partner shall not permit Clydesdale to have any employees.

                  4.7. Affiliate Transactions. Except as otherwise provided in this Agreement, the Clydesdale General Partner, when acting on behalf of Clydesdale, is hereby authorized to deal with any Clydesdale Partner, acting on its own behalf, or any Affiliate of any Clydesdale Partner; provided that any such transaction, other than any transaction otherwise permitted or contemplated by the Operative Documents, shall be made on terms and conditions that, taken as a whole, are no less favorable to Clydesdale than if the transaction had been made with an independent third party and (excluding any Disposition of any of the Clydesdale Property to such Clydesdale Partner or such Affiliate of such Clydesdale Partner) shall be in the ordinary course of Clydesdale's business. The Clydesdale Partners agree that the Operative Documents (and the transactions contemplated thereby) satisfy this third-party standard and the Clydesdale Partners hereby authorize the Clydesdale General Partner to cause Clydesdale to enter into the Operative Documents to which Clydesdale is a party (and to consummate the transactions contemplated thereby).

                  4.8. Limitations on Partner Activities. (a) The Clydesdale General Partner shall not engage in any business or other activity other than as specified in its Organizational Documents as in effect on the date hereof, except with the written consent of the Clydesdale Class B Limited Partner.

                  (b) The Clydesdale Class A Limited Partners shall not engage in any business or other activity other than as specified, in the case of Noric Holdings, in Section 2.6 of the Noric Holdings Company Agreement as in effect on the date hereof and, in the case of Noric Holdings I, in Section 2.6 of the Noric Holdings I Company Agreement as in effect as the date hereof, in each case except with the written consent of the Clydesdale Class B Limited Partner.

                  (c) The Clydesdale Class B Limited Partner shall not engage in any business or other activity other than as specified in Section 2.6 of the Mustang Company Agreement as in effect on the date hereof, except with the written consent of the Clydesdale General Partner.

                  4.9. Required Actions. The Clydesdale General Partner shall take or cause to be taken each of the Clydesdale Required Actions (as such Clydesdale Required Actions may be requested, and as any determinations or calculations to be made in connection therewith may be made, by the Clydesdale Class B Limited Partner in accordance with the Operative Documents), promptly (and, in any event on the next succeeding Business Day) upon receipt of a written request therefor from the Clydesdale Class B Limited Partner, which notice shall provide in reasonable detail the Clydesdale Required Action to be taken. In the event that the Clydesdale General Partner shall fail to take any Clydesdale Required Action requested by the Clydesdale Class B Limited Partner prior to the close of business on the next succeeding Business Day after receipt of such request, the Clydesdale Class B Limited Partner may, on behalf of Clydesdale, direct the Clydesdale Custodian, the Noric Custodian, or the Sponsor Subsidiary Collateral Agent, as the case may be, to take such Clydesdale Required Action, and in connection therewith the Clydesdale Custodian, the Noric Custodian, or the Sponsor Subsidiary Collateral Agent, as the case may be, shall have all requisite power and authority to bind Clydesdale for the purpose of, and to the extent of the exercise of, such Clydesdale Required Actions.

                  4.10. Compliance with Applicable Laws. The Clydesdale General Partner shall cause Clydesdale to comply with all Applicable Laws except for such non-compliance (a) as is attributable solely to any action taken by the Clydesdale Class B Limited Partner, or, in the case of any action required to be taken by the Clydesdale Class B Limited Partner, omitted to be taken by the Clydesdale Class B Limited Partner or (b) that would not have a Material Adverse Effect.

                  4.11. Clydesdale Custodian. The Clydesdale General Partner has entered, on behalf of Clydesdale, into the Clydesdale Custody Agreement and the Sponsor Subsidiary Collateral Agent Agreement and all other documents that were reasonably required to be executed by Clydesdale in connection therewith and took such other actions that were reasonably necessary to consummate the transactions contemplated thereby and appointed the Clydesdale Custodian and the Sponsor Subsidiary Collateral Agent. The Clydesdale Partners acknowledge that the Clydesdale General Partner has delegated certain responsibilities to Wilmington Trust Company, as Clydesdale Custodian and as Sponsor Subsidiary Collateral Agent, pursuant to this Agreement, the Clydesdale Custody Agreement, the Sponsor Subsidiary Collateral Agent Agreement, and the other Operative Documents, and agree that (x) such delegation is reasonable and appropriate under the circumstances and (y) the Clydesdale General Partner shall have no responsibility or liability for errors and omissions of Wilmington Trust Company, as Clydesdale Custodian or as Sponsor Subsidiary Collateral Agent, as the case may be, in performing such responsibilities. The Clydesdale General Partner has instructed the Clydesdale Custodian to make all payments to be made on behalf of Clydesdale, including all payments in respect of any First Priority Return, Second Priority Return, Third Priority Return, Additional Clydesdale Class B Limited Partner Costs, Transaction Costs, Disposition Costs, and other Clydesdale Expenses in accordance with the Clydesdale Custody Agreement.

                  4.12. Additional Clydesdale Class B Limited Partner Costs and Transaction Costs. (a) The Clydesdale Class B Limited Partner may deliver to the Clydesdale General Partner (on behalf of Clydesdale) written notice with supporting documents therefor certifying in reasonable detail the nature of, and if applicable, the method of computation of, any Additional Clydesdale Class B Limited Partner Costs or Transaction Costs, calculated on an After-Tax Basis with respect to the Clydesdale Class B Limited Partner. The Clydesdale Class B Limited Partner shall specify whether such Additional Clydesdale Class B Limited Partner Costs or Transaction Costs (as the case may be) will be recurring, and, if known, the duration of such recurrence. Recurring amounts claimed shall be paid on each specified recurrence without further notice by the Clydesdale Class B Limited Partner. Such notice shall specify whether the Clydesdale Class B Limited Partner requests the amount claimed to be paid on the immediately following Payment Date (for which no less than 2 Business Days prior notice shall be required) after the initial occurrence or after each specified recurrence or, with respect to claims for amounts other than recurring amounts, on a day other than a Payment Date (for which no less than 6 Business Days prior notice shall be required); provided, however, that any Additional Clydesdale Class B Limited Partner Costs or Transaction Costs arising by reason of the late payment of the Advance under the Sponsor Subsidiary Credit Agreement shall each be payable upon demand. The Clydesdale Class B Limited Partner shall notify the Clydesdale General Partner if any such recurring cost ceases to be recurring (or if the amount thereof decreases) promptly after becoming aware thereof and agrees to refund any excess payment received in respect of such ceased or reduced recurring costs.

                  (b) Upon receipt by Clydesdale of amounts claimed pursuant to
Section 4.12(a), the Clydesdale General Partner shall instruct the Clydesdale Custodian to pay, on behalf of Clydesdale, to the Clydesdale Class B Limited Partner or its designees all such amounts so received.

                  4.13. Payment of Clydesdale Expenses. The Clydesdale General Partner shall promptly cause Clydesdale to pay all Clydesdale Expenses when due; provided, however, that the Clydesdale General Partner shall not be required to cause Clydesdale to pay and Clydesdale shall not be required to pay any such Clydesdale Expenses that are being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with GAAP, unless and until any Lien resulting therefrom attaches to Clydesdale's property and becomes enforceable against its other creditors.

                  4.14. Notification of Changes to the Applicable Margin. The Clydesdale General Partner, on behalf of Clydesdale, shall, at or prior to the same time as Clydesdale is required to notify Noric Holdings of the Funding Rate applicable to an Interest Period (or portion thereof) under Section 2.03(b) of the Sponsor Subsidiary Credit Agreement, notify Noric Holdings of any adjustment to the Applicable Margin for such Interest Period (or portion thereof). Any such adjustment to the Applicable Margin shall be made only to the extent necessary to ensure that the interest payable by the Sponsor Subsidiaries under the Sponsor Subsidiary Credit Agreement for such Interest Period (or portion thereof) is sufficient to pay the First Priority Return payable on the Payment Date next succeeding the last day of such Interest Period (or portion thereof).

                                    SECTION 5

                               PARTNERSHIP CAPITAL

                  5.1. Capital Accounts. A Capital Account shall continue to be maintained for each Clydesdale Partner in the books of Clydesdale. Upon the making of the Capital Contributions pursuant to Section 5.2 on the Closing Date, the Capital Account of the Clydesdale General Partner on the Closing Date was $5,000,000, the Capital Account of the Clydesdale Class A Limited Partners on the Closing Date was, in the case of Noric Holdings, $25,000,000, and, in the case of Noric Holdings I, $25,000,000, and the Capital Account of the Clydesdale Class B Limited Partner on the Closing Date was $250,000,000, in each case reflecting the initial Capital Contribution of each such Clydesdale Partner to Clydesdale. The Capital Account of each Clydesdale Partner shall be maintained in accordance with the following provisions:

                  (a) To each Clydesdale Partner's Capital Account there shall be credited such Clydesdale Partner's Capital Contributions made pursuant to Section 5.2, 5.3 or 5.4 as the case may be, such Clydesdale Partner's Distributive share of Profits, any items in the nature of income or gain that are specially allocated to such Clydesdale Partner pursuant to this Agreement, and the amount of any Clydesdale liabilities paid, discharged or assumed (pursuant to an enforceable instrument of assumption and release) by such Clydesdale Partner or any Affiliate of such Clydesdale Partner or that are secured at the time of Distribution by Clydesdale Property Distributed to such Clydesdale Partner.

                  (b) To each Clydesdale Partner's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any Clydesdale Property Distributed to such

         Clydesdale Partner pursuant to Section 7 (other than Guaranteed Payments) or Section 12, such Clydesdale Partner's Distributive share of Losses, any items in the nature of expenses or losses that are specially allocated to such Clydesdale Partner pursuant to Section 6 and the amount of the liabilities of such Clydesdale Partner assumed by Clydesdale or that are secured by any property contributed by such Clydesdale Partner to Clydesdale.

                  (c) In the event all or any portion of any Clydesdale Partnership Interest is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Clydesdale Partnership Interest.

                  (d) In determining the amount of any liability for the purposes of clauses (a) and (b), there shall be taken into account Code
         Section 752(c) and any other applicable provisions of the Code and Regulations.

                  (e) Any Guaranteed Payment made by Clydesdale shall be treated as a guaranteed payment pursuant to Code Section 707(c) and, as such, shall be considered an expense of Clydesdale for income tax and Capital Account purposes and shall not be considered a Distribution for the purposes of this Agreement or the Act, including in maintaining the Capital Account of such Clydesdale Partner.

The Clydesdale General Partner shall maintain the Clydesdale Partners' Capital Accounts in accordance with this Agreement. However, in the event any Clydesdale Partner disputes in an appropriate judicial proceeding the determination of its Capital Account, an independent de novo determination of the Clydesdale Partners' Capital Accounts shall be made.

                  5.2. Closing Date and Other Contributions by the Clydesdale Partners. On the Closing Date:

                  (a) the Clydesdale General Partner made a Capital Contribution to Clydesdale of $5,000,000 in cash; and

                  (b) Noric Holdings made a Capital Contribution to Clydesdale of $25,000,000 in cash; and

                  (c) Noric Holdings I made a Capital Contribution to Clydesdale of $25,000,000 in cash; and

                  (d) the Clydesdale Class B Limited Partner made a Capital Contribution to Clydesdale of $250,000,000 in cash.

                  5.3. Mandatory Capital Contributions. (a) Deficiency Contributions. In the event Clydesdale is required to make any payment (without duplication) (i) in respect of Clydesdale Expenses (including Clydesdale Expenses that comprise Additional Clydesdale Class B Limited Partner Costs, Transaction Costs, and/or Disposition Costs) (subject to the proviso to Section
4.13 hereof), (ii) pursuant to Section 13 or (iii) by way of a capital contribution in respect of Clydesdale's Noric Class B Membership Interest, the Clydesdale General Partner and each Clydesdale Class A Limited Partner shall each make additional Capital Contributions to Clydesdale in the aggregate in an amount equal to such required payment. The obligation to make such additional Capital Contributions shall be a joint and several obligation of each Clydesdale Class A Limited Partner and the Clydesdale General Partner. Such Capital Contributions shall be made in immediately available funds to the Clydesdale Operating Account so that Clydesdale may make such payment when such payment is due. The Clydesdale General Partner shall instruct the Clydesdale Custodian to make such payment when such payment is due.

                  (b) Exclusivity. Except as provided in Section 5.2 and Section
5.4 and as provided by Section 17-607 of the Act, the Clydesdale Class B Limited Partner shall have no obligation of any kind to make Capital Contributions to or assume or pay liabilities of Clydesdale. The Clydesdale General Partner and each Clydesdale Class A Limited Partner may make Capital Contributions of cash to Clydesdale at any time.

                  5.4. Additional Capital Contributions. (a) The Clydesdale General Partner, on behalf of Clydesdale, may, from time to time, deliver a notice to the Clydesdale Class B Limited Partner requesting the Clydesdale Class B Limited Partner to make additional Capital Contributions to Clydesdale.

                  (b) Such notice shall:

                  (i) state the proposed Capital Contribution Date for the making of the additional Capital Contribution, which shall be a date at least 45 days after the date of such notice (unless waived by the Clydesdale Class B Limited Partner in writing);

                  (ii) state the requested amount of such Capital Contribution, which shall not be less than $25,000,000 and, if higher, shall be an integral multiple of $5,000,000; and

                  (iii) confirm that:

                           (A) the representations and warranties of any El Paso
                  Party made in any Operative Document are and will be correct in all material respects on and as of the date of such notice and the requested Capital Contribution Date, before and after giving effect to such additional Capital Contribution and to the application of the proceeds therefrom, as though made on and as of each such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date); and

                           (B) no Liquidating event, Termination Event, Notice
                  Event, Event of Default or Incipient Event shall have occurred and be continuing before or after giving effect to such additional Capital Contribution.

                  (c) The Clydesdale Class B Limited Partner may in its sole discretion agree or not agree to make such additional Capital Contributions.

                  5.5. Clydesdale Custodian Notification. If any Clydesdale Partner makes a Capital Contribution to Clydesdale (except pursuant to Section 5.2), the Clydesdale General Partner shall notify the Clydesdale Custodian of the provision, if any, of this Agreement pursuant to which such Capital Contribution is made or the reason such Capital Contribution is made.

                  5.6. No Withdrawal of Capital. Except as otherwise provided in this Agreement, no Clydesdale Partner shall demand or receive a return of its Capital Contributions. Under circumstances requiring a return of any Capital Contributions, no Clydesdale Partner shall have the right to receive property other than cash except as may be specifically provided in this Agreement.

                  5.7. No Return on Capital. No Clydesdale Partner shall receive any yield or return with respect to its Capital Contributions on its Capital Account, except as otherwise provided in this Agreement.

                  5.8. Cash Capital Contributions. No Clydesdale Partner shall make any Capital Contribution hereunder otherwise than in cash.

                                    SECTION 6

                                   ALLOCATIONS

                  6.1. Allocations Generally. For the purposes of maintaining the Capital Accounts, Profits or Losses, or items thereof (and for U.S. federal, state and local income tax purposes the corresponding items of income, gain, loss, deduction and credit) for each Fiscal Year shall be allocated as provided in this Section 6.

                  6.2. Profits. After giving effect to the special allocations set forth in Section 6.4; all Profits for any Fiscal Year shall be allocated in the following amounts and order of priority:

                  (a) First, 100% to the Clydesdale General Partner until the cumulative amount of Profits allocated pursuant to this Section 6.2(a) for the current and all prior Fiscal Years equals the cumulative amount of Losses allocated to the Clydesdale General Partner pursuant to Section 6.3(e) for all prior Fiscal Years;

                  (b) Second, 100% to the Clydesdale Class B Limited Partner until the cumulative amount of Profits allocated pursuant to this Section 6.2(b) for the current and all prior Fiscal Years equals the cumulative amount of Losses allocated to the Clydesdale Class B Limited Partner pursuant to Section 6.3(d) for all prior Fiscal Years;

                  (c) Third, 95% to the Clydesdale Class A Limited Partners and to the Clydesdale General Partner (among them pro-rata based on their respective allocations of Losses for prior Fiscal Years pursuant to Section 6.3(c)) and 5% to the Clydesdale Class B Limited Partner until the cumulative amount of Profits allocated pursuant to this Section 6.2(c) for the current and all prior Fiscal Years equals the cumulative amount of Losses allocated to the Clydesdale Class A Limited Partners, the Clydesdale General Partner and the Clydesdale Class B Limited Partner, respectively, pursuant to Section 6.3(c) for all prior Fiscal Years;

                  (d) Fourth, 100% to the Clydesdale Class A Limited Partners and to the Clydesdale General Partner (among them pro-rata based on their respective allocations of Losses for prior Fiscal Years pursuant to Section 6.3(c)) until the cumulative amount of Profits allocated pursuant to this
Section 6.2(d) for the current and all prior Fiscal Years equals the cumulative amount of Losses allocated to the Clydesdale Class A Limited Partners and the Clydesdale General Partner pursuant to Section 6.3(c) for all prior Fiscal Years;

                  (e) Fifth, 100% to the Clydesdale Class A Limited Partners (among them pro-rata based on their respective amounts of Unrecovered Capital) to the extent of the excess, if any, of: (i) the aggregate accrued Second Priority Return for the current and all prior Fiscal Years, over (ii) the cumulative amount of Profits allocated pursuant to this Section 6.2 (e) for all prior Fiscal Years;

                  (f) Sixth, 100% to the Clydesdale General Partner to the extent of the excess, if any, of: (i) the aggregate accrued Third Priority Return for the current and all prior Fiscal Years, over (ii) the cumulative amount of Profits allocated pursuant to this Section 6.2(f) for all prior Fiscal Years; and

                  (g) Seventh, all remaining Profits, 98% to the Clydesdale Class A Limited Partners (among them pro-rata based on their respective amounts of Unrecovered Capital), 1% to the Clydesdale Class B Limited Partner and 1% to the Clydesdale General Partner.

                  6.3. Losses. After giving effect to the Special allocations set forth in Section 6.4, all Losses for any Fiscal Year shall be allocated in the following amounts and order of priority.

                  (a) First, 98% to the Clydesdale Class A Limited Partners (among them pro-rata based on their respective amounts of Unrecovered Capital), 1% to the Clydesdale Class B Limited Partner and 1% to the Clydesdale General Partner, until the cumulative amount of Losses allocated pursuant to this
Section 6.3(a) for the current and all prior Fiscal Years equals the cumulative amount of Profits allocated to the Clydesdale Class A Limited Partners, the Clydesdale Class B Limited Partner and the Clydesdale General Partner, respectively, pursuant to Section 6.2(g) for all prior Fiscal Years;

                  (b) Second, 100% to the Clydesdale Class A Limited Partners and the Clydesdale General Partner (among them pro-rata based on their respective amounts of Unrecovered Capital) until the excess, if any, of : (i) the aggregate amount of Losses allocated pursuant to this Section 6.3(b) for the current and all prior Fiscal Years, over (ii) the aggregate amount of Profits allocated to the Clydesdale Class A Limited Partners and the Clydesdale General Partner pursuant to Section 6.2(d) for all prior Fiscal Years equals the sum of $30 million plus the aggregate amount, if any, by which Clydesdale's adjusted basis (for Federal income tax purposes) in the Noric Class B Membership Interest has increased above $25 million;

                  (c) Third, 95% to the Clydesdale Class A Limited Partners and the Clydesdale General Partner (among them pro-rata based on their respective amounts of Unrecovered Capital) and 5% to the Clydesdale Class B Limited Partner until the Capital Account balances of each Clydesdale Class A Limited Partner and the Clydesdale General Partner are reduced to (but not below) zero;

                  (d) Fourth, 100% to the Clydesdale Class B Limited Partner until the Capital Account balance of the Clydesdale Class B Limited Partner is reduced to (but not below) zero; and

                  (e) Fifth, all remaining Losses to the Clydesdale General Partner.

                  (f) Sixth, Losses allocated pursuant to Section 6.3(a) though
(e) above to the Clydesdale Class B Limited Partner shall not exceed the maximum amount of Losses that can be so allocated without causing such Partner to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. Any Losses in excess of the limitation set forth in this Section 6.3(f) shall be specially allocated to the other Partners. Notwithstanding Section 6.2, Profits shall be allocated first, to the extent of and in the reverse order of any prior Losses specially allocated to a Partner pursuant to this Section 6.3(f) and, thereafter, in accordance with Section 6.2, above.

                  6.4. Special Allocations. (a) First Priority Return. Gross Income shall be allocated in each Fiscal Year to the Clydesdale Class B Limited Partner in an amount equal to the excess, if any, of: (i) the aggregate amount of the First Priority Return accrued in respect of the current and all prior Fiscal Years, over (ii) the aggregate amount of Gross Income allocated to the Clydesdale Class B Limited Partner pursuant to this Section 6.4(a) for all prior Fiscal Years.

                  (b) Clydesdale Expenses. All items of loss or deduction attributable to any Clydesdale Expenses or to any payments required to be made by Clydesdale pursuant to Section 13 hereof (including any items of loss or deduction attributable to any such Clydesdale Expenses or payments required to be made under Section 13 hereof that were previously capitalized), shall be allocated to the Clydesdale General Partner and to the Clydesdale Class A Limited Partners (among them pro-rata based on their respective Capital Contributions made pursuant to Sections 5.2 and 5.3 hereof).

                  (c) Adjusted Capital Account Deficit. In the event the Clydesdale Class B Limited Partner unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), Section 1.704-1(b)(2)(ii)(d)(5), or Section
1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to such Clydesdale Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury regulations, the Adjusted Capital Account Deficit of such Clydesdale Partner as quickly as possible, provided that an allocation pursuant to this Section 6.4(c) shall be made only if and to the extent that such Clydesdale Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article 6 have been tentatively made as if this Section 6(c) were not in the Clydesdale Partnership Agreement.

                  6.5. Timing of Allocations. All allocations of Profits, Losses or Gross Income and any other items that may be specially allocated, in each case pursuant to this Section 6, shall be allocated to the Clydesdale Partners by the Clydesdale General Partner as of:

                  (a) the last day of each Fiscal Year (taking into account, where necessary to determine any Clydesdale Partner's Capital Account balance or Unrecovered Capital, the amount of any Distribution required to be paid in the January next following such Fiscal Year as though such Distribution was to be paid on the last day of such Fiscal Year).

                  (b) the date on which any Mark-to-Market Event occurs, provided, however, that if such date is not the last day of a Fiscal Year then for all purposes under this Section 6: (i) the Fiscal Year that includes such date shall be deemed to end on such date, and (ii) a new Fiscal Year shall be deemed to begin on the day immediately following such date and to end on the day that the existing Fiscal Year would have ended but for the operation of this
Section 6.5(b).

                  6.6. Other Allocation Rules. The Clydesdale Partners agree to be bound by this Section 6 in reporting their shares of Clydesdale income, gain, loss and deduction for Federal, state and local income tax purposes, except to the extent otherwise required by law. Notwithstanding any requirements of law, the Clydesdale Partners agree, for purposes of maintaining their Capital Accounts, to be bound by the allocations contained in this Section 6, notwithstanding any allocations for income tax purposes.

                                    SECTION 7

                     PAYMENTS, DISTRIBUTIONS AND RETIREMENTS

                  7.1. Payments and Distributions -- Clydesdale Class B Limited Partner. Clydesdale shall make the following Distributions and payments to the Clydesdale Class B Limited Partner at the following times:

                  (a) On the Payment Date next succeeding the last day of each Payment Period, a Distribution in an amount equal to the First Priority Return for such Payment Period.

                  (b) On the date of any Distribution to the Clydesdale Class B Limited Partner pursuant to Section 7.3 (including a Distribution pursuant to Section 7.3 as described in Section 7.9) or Section 12, if such date of payment is not a Payment Date, an amount equal to the sum of (i) all accrued and unpaid First Priority Returns to such date on the amount of the Clydesdale Class B Limited Partner's Unrecovered Capital so distributed and (ii) all accrued and unpaid Additional Clydesdale Class B Limited Partner Costs and Transaction Costs that are then payable pursuant to Section 4.12(a).

                  (c) On each Payment Date or other date specified in a notice referred to in Section 4.12(a), all accrued and unpaid Additional Clydesdale Class B Limited Partner Costs and Transaction Costs then payable pursuant to Section 4.12(a).

                  (d) At the times specified in Section 13, all indemnities owing under Section 13.

                  7.2. Distributions to Other Partners. Except as otherwise provided in Section 12, after making any payments pursuant to Section 7.1 and
Section 7.3 and paying all Clydesdale

Expenses, in each case then due and payable, remaining cash shall be Distributed by Clydesdale on the Payment Date next succeeding the last day of each Payment Period as follows:

                  (1) First, to each Clydesdale Class A Limited Partner in an amount not exceeding the Second Priority Return for that Clydesdale Class A Limited Partner for such Payment Period; and

                  (2) Second, to the Clydesdale General Partner in an amount not exceeding the Third Priority Return for such Payment Period.

                  7.3. Mandatory Retirement of the Class B Partnership Interest. Clydesdale shall Distribute to the Clydesdale Class B Limited Partner, immediately upon the receipt of any payments or prepayments of the principal amount of any Advance (whether at scheduled maturity, on prepayment, acceleration, setoff or otherwise) or the proceeds of the sale of any Advance (or any interest therein) 100% of the principal amount of such payment or prepayment, until the Capital Account of the Clydesdale Class B Limited Partner is reduced to zero.

                  7.4. Admission and Withdrawal of the Clydesdale Class B Limited Partner. If any retirement or liquidating distribution would (other than pursuant to Section 7.3) result in the Capital Account of the Clydesdale Class B Limited Partner being reduced to zero, or if El Paso or its designee purchases in full the Clydesdale Class B Limited Partnership Interest pursuant to an exercise of the Purchase Option, upon such retirement or purchase and the payment in full of all amounts due and owing to the Clydesdale Class B Limited Partner by El Paso, its designee or Clydesdale or any Affiliate thereof the Clydesdale General Partner shall cause the following to occur in the following order: first, the Clydesdale General Partner shall admit a Person selected by the Clydesdale General Partner to be the Clydesdale Class B Limited Partner and second, Mustang shall be deemed to withdraw as the Clydesdale Class B Limited Partner. Such admission shall not affect the allocations, distributions or the rights of the withdrawing Clydesdale Class B Limited Partner through the date of such withdrawal. Following such admission, Mustang shall be deemed to have withdrawn from Clydesdale.

                  7.5. Making of Payments, Etc. All payments to the Clydesdale Partners pursuant to any provision of this Agreement shall be made in immediately available funds no later than 12:00 noon (New York City time) on the day of such payment, and, at the time of the making of any such payment, the Clydesdale General Partner shall provide (or shall cause the Clydesdale Custodian to provide) to each Clydesdale Class A Limited Partner, the Clydesdale Class B Limited Partner and the Administrator a notice identifying the nature of such payment, the Section or Sections of this Agreement pursuant to which it is being made and the amount being distributed or paid pursuant to each such Section. The Clydesdale General Partner or, after the Liquidation Start Date, the Clydesdale Liquidator, shall notify the Clydesdale Custodian of the amount of each such payment hereunder, the calculation thereof, in reasonable detail, and the Section of this Agreement pursuant to which such payment is to be made no later than 12:00 noon (Wilmington, Delaware time) on the second Business Day prior to any such payment pursuant to Section 7.1(a) and to the extent practicable with respect to each other payment under Sections 7.1, 7.2 and 7.3.

                  7.6. Payment Reports. Clydesdale shall prepare and furnish to each Clydesdale Partner not later than 45 days after the date on which any payment to a Clydesdale Partner is made after the Liquidation Start Date that reduces a Clydesdale Partner's Capital Account to zero or less:

                  (a) a Mark-to-Market Schedule as of immediately prior to the making of such payment;

                  (b) a statement of the Clydesdale Partners' Capital Accounts and the Unrecovered Capital of the Clydesdale Class B Limited Partner as of immediately prior to the making of such payment; and

                  (c) a certificate of the Clydesdale General Partner that such statements have been prepared in accordance with this Agreement.

                  7.7. Determination of the Preferred Rate and Priority Returns.
(a) Certain Notices. The Clydesdale Class B Limited Partner shall notify the Clydesdale General Partner, on behalf of Clydesdale, (x) three Business Days prior to the Payment Date for each Payment Period (in respect of any payments to be made under Section 7.1(a), and (y) no later than 10:00 am (New York City time) on the date of any payment under Section 7.1(b)(i) of the Preferred Rate applicable to such Payment Period (or any portion thereof). The Preferred Rate shall be determined by the Class B Limited Partner in accordance with the Mustang Company Agreement.

                  (b) Computation. The First Priority Return, Second Priority Return and Third Priority Return for any Payment Period (or portion thereof) shall be computed by the Clydesdale General Partner or, if the Liquidation Start Date has occurred, the Clydesdale Liquidator, based upon the information provided by the Clydesdale Class B Limited Partner pursuant to clause (a) above, and on the basis of a year having 360 days and for the actual days elapsed (including the first day but excluding the last day) occurring in the related Payment Period (or portion thereof). The Clydesdale General Partner or the Clydesdale Liquidator, as the case may be, shall notify the Clydesdale Custodian of the amount of such First Priority Return, Second Priority Return and Third Priority Return on a timely basis consistent with the Clydesdale Custody Agreement.

                  7.8. Distributions in Kind. Clydesdale may, and the Clydesdale General Partner may cause Clydesdale to, Distribute Clydesdale Property (other than the Advances, any rights under the Operative Documents or any proceeds thereof, the Clydesdale Operating Account, any Permitted Investment or any cash standing to the credit of the Clydesdale Operating Account) to the Clydesdale Class A Limited Partners, provided, however, that any such Distribution may only be made with the prior consent of the Clydesdale Class B Limited Partner.

                  7.9. Preferred Rate Reset and Remarketing of Clydesdale Class B Limited Partnership Interest and Issuance of Replacement Securities. (a) One hundred and eighty (180) days prior to each Specified Date, any Clydesdale Class A Limited Partner or Clydesdale Class B Limited Partner may, by notice to each other Clydesdale Partner, request negotiations (i) to reset the Preferred Rate to be in effect after such Specified Date and (ii) to set a new Specified Date.

Each other Clydesdale Class A Limited Partner or Clydesdale Class B Limited Partner, as the case may be, who decides, in its sole discretion, to enter into any such negotiations will send written notice to such effect to each other Clydesdale Partner. No Clydesdale Partner has any obligation to enter into any such negotiations or, if such negotiations are entered into, to conduct them in accordance with any good faith or other standard or otherwise than such Clydesdale Partner wishes in its sole discretion.

                  (b) If all Clydesdale Partners do not agree on a reset of the Preferred Rate and on a new Specified Date on or before the date that is 90 days prior to the Specified Date then in effect, the Clydesdale General Partner shall, on behalf of Clydesdale and at Clydesdale's expense, retain the Remarketing Agent to remarket the Clydesdale Class B Limited Partnership Interest or to market other equity securities of Clydesdale in one or more series and of varying terms, as determined by the Clydesdale General Partner (the "REPLACEMENT SECURITIES"). The Clydesdale General Partner, in consultation with the Remarketing Agent, shall determine the marketing and placement strategy with respect to the remarketing of the Clydesdale Class B Limited Partnership Interest or such Replacement Securities. Such remarketing may include a public or private placement of the Clydesdale Class B Limited Partnership Interest or such Replacement Securities, at Clydesdale's cost. In the event Replacement Securities are established and issued, this Clydesdale Partnership Agreement shall be amended consistent with the rights, preferences and designations of such Replacement Securities.

                  (c) The Clydesdale Class A Limited Partners and the Clydesdale General Partner hereby agree to reset the First Priority Return and other amounts payable to the Clydesdale Class B Limited Partner pursuant to Section
7.1 and the Specified Date and to modify such other terms and provisions applicable to the Clydesdale Class B Limited Partnership Interest or to such Replacement Securities such that the Remarketing Agent is able to sell the Clydesdale Class B Limited Partnership Interest or such Replacement Securities (or a combination thereof) as of the Specified Date for an aggregate amount (the "REDEMPTION AMOUNT") of net proceeds equal to the Purchase Amount as of the Specified Date. All proceeds of any such remarketing or sale of Replacement Securities shall be applied as a Distribution pursuant to Section 7.3 until all amounts payable thereunder in respect of the Clydesdale Class B Limited Partnership Interest shall have been paid in full. Thereafter any remaining proceeds and any other cash of Clydesdale may be advanced to the Sponsor Subsidiaries in the discretion of the Clydesdale General Partner notwithstanding
Section 4.7.

                  (d) If the Remarketing Agent shall advise Clydesdale that there are no terms at which the Clydesdale Class B Limited Partnership Interest or such Replacement Securities may be sold for the Redemption Amount referred to in clause (c) as of the Specified Date, or such sale is not completed and fully funded on the Specified Date, such event shall constitute a "FAILED REMARKETING". The Preferred Rate and the Specified Date in effect immediately prior to any Failed Remarketing shall remain in effect until Clydesdale is liquidated pursuant to Section 12.

                                    SECTION 8

                     ACCOUNTING; BOOKS AND RECORDS; REPORTS

                  8.1. Accounting; Books and Records. (a) Maintenance. Clydesdale shall maintain at its principal place of business or, upon notice to the Clydesdale Partners, at such other place within the United States as the Clydesdale General Partner shall determine, separate books of account for Clydesdale, which shall include a record of all costs and expenses incurred, all charges made, all credits made and received, and all income derived in connection with the conduct of Clydesdale and the operation of its business in accordance with this Agreement.

                  (b) Accounting Methods. The accounts of Clydesdale shall be prepared in accordance with GAAP.

                  (c) Access to Books, Records, Etc. Any Clydesdale Partner or any agents or representatives of such Clydesdale Partner, at Clydesdale's expense, may visit and inspect any of the properties of Clydesdale and examine any financial and operating records and books of account of Clydesdale, and discuss the affairs, finances and accounts of Clydesdale with the Clydesdale General Partner and the officers of the Clydesdale General Partner, all at such reasonable times (i.e., during normal business hours, at reasonable intervals and upon reasonable notice) and, other than during the continuance of any Incipient Event, Event of Default, Notice Event, Termination Event or Liquidating Event, at such reasonable intervals as such Clydesdale Partner or any agents or representatives of such Clydesdale Partner may reasonably request for purposes related to this Agreement. In addition, any Clydesdale Partner may discuss the affairs, finances and accounts of Clydesdale with the independent accountants of Clydesdale at reasonable intervals and with the knowledge of the Clydesdale General Partner where feasible and provided that the Clydesdale General Partner will be given a reasonable opportunity to be present at any such discussion; provided that the Clydesdale General Partner shall be deemed to have been given a reasonable opportunity to be present at any such discussion if it is given 2 Business Days' prior notice of such discussion. The rights granted to a Clydesdale Partner pursuant to this Section 8.1(c) are expressly subject to compliance by such Clydesdale Partner with the reasonable confidentiality procedures and guidelines of Clydesdale, as such procedures and guidelines may be established by the Clydesdale General Partner in its reasonable judgment from time to time.

                  8.2. Tax Matters. (a) Company Reporting. All returns filed by Clydesdale in respect of Federal, state and local income taxes shall be filed on the basis that Clydesdale is a partnership for Federal, state and local income tax purposes unless otherwise (i) required by Applicable Law or (ii) unanimously agreed by all Clydesdale Partners. The Clydesdale Partners shall take all steps pursuant to Applicable Law in order to achieve partnership classification for Clydesdale for Federal, state and local income tax purposes and, in this connection, the Clydesdale Class A Limited Partners and the Clydesdale Class B Limited Partner will join in the making of any election requested in good faith by the Clydesdale General Partner in furtherance of this objective; provided that any such election could not reasonably be expected to reduce the amount or change the timing, treatment, or character, of the receipts of any payments expected to be received by a Clydesdale Class A Limited Partner or the Clydesdale Class B Limited Partner, as applicable.

                  (b) Tax Matters Partner. The Clydesdale General Partner is authorized, in the case of material elections with the consent of the Clydesdale Class B Limited Partner, not to be unreasonably withheld, to make any and all elections for Federal, state, and local tax purposes. The Clydesdale General Partner is authorized, to the extent provided in Code Sections 6221 through 6231, to represent Clydesdale and the Clydesdale Partners before taxing authorities or courts of competent jurisdiction in tax matters affecting Clydesdale or the Clydesdale Partners in their capacities as Clydesdale Partners, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Clydesdale Partners with respect to such tax matters or otherwise affect the rights of Clydesdale and the Clydesdale Partners. The Clydesdale General Partner is specifically authorized to act as the "Tax Matters Partner" under the Code and in any similar capacity under Applicable Law. Notwithstanding the generality of the foregoing, the Tax Matters Partner shall make regular and current reports to the Clydesdale Class B Limited Partner on the status of all representations of Clydesdale and the Clydesdale Partners before taxing authorities and courts of competent jurisdiction. The Tax Matters Partner shall provide to the Clydesdale Class B Limited Partner copies of all material notices, correspondence and other written materials received from or sent to the taxing authorities of Clydesdale. Furthermore, notwithstanding the foregoing, without the prior written consent of the Clydesdale Class B Limited Partner (which consent shall not be unreasonably withheld), the Tax Matters Partner may not enter into any agreements or documents that would affect the amount, timing, treatment or character of any items of income, gain, loss, deduction or credit allocated or to be allocated to, or otherwise realized or to be realized by the Clydesdale Class B Limited Partner or that may result in any increased liability of the Clydesdale Class B Limited Partner for any past, current or future Fiscal Year.

                  (c) Tax Information. Necessary tax information shall be delivered to each Clydesdale Partner as soon as practicable after the end of each Fiscal Year of Clydesdale but not later than 150 days after the end of each such Fiscal Year. The Clydesdale General Partner shall prepare and file tax returns for Clydesdale in accordance with the Code and the Regulations.

                  (d) Partnership Treatment. Clydesdale and each of the Clydesdale Partners will treat Clydesdale and every Clydesdale Partnership Interest as a partnership and as partnership interests, respectively, for all Federal, state and local income tax purposes, except as otherwise required by Applicable Law and by a final judicial or administrative determination or as may be unanimously agreed in writing by all Clydesdale Partners.

                                    SECTION 9

              REPORTS AND INFORMATION; CLYDESDALE OPERATING ACCOUNT

                  9.1. Information. Clydesdale shall furnish or cause to be furnished to each Clydesdale Partner, (i) such information as El Paso is required to provide on behalf of Clydesdale pursuant to Section 5.4 of the El Paso Agreement (to the extent not timely provided by El Paso), and (ii) promptly following any such request, such other information as is reasonably requested by any Clydesdale Partner.

                  9.2. Notices. Clydesdale shall provide to each Clydesdale Partner (other than any Clydesdale Partner furnishing any such information to Clydesdale), promptly after receipt by Clydesdale, copies of any material report, statement, notice, certificate, instrument or other information furnished to Clydesdale under or with respect to the Permitted Assets (including any Redetermination Notice, Reserve Report, draft E&P Borrowing Base Report, final E&P Borrowing Base Report, and the comments of Noric Holdings (if any) on any draft E&P Borrowing Base Report, in each case, furnished pursuant to Section
2.09 of the Sponsor Subsidiary Credit Agreement and any request by Noric Holdings to increase the Aggregate Energy Investment Loan Value Amount pursuant to Section 2.11 of the Sponsor Subsidiary Credit Agreement.

                  9.3. Clydesdale Operating Account. Clydesdale shall maintain the Clydesdale Operating Account with the Clydesdale Custodian. All amounts received by Clydesdale on any account whatsoever (including, without limitation, in respect of Clydesdale's Noric Class B Member Interest and in respect of the Sponsor Subsidiary Credit Documents) shall be deposited into the Clydesdale Operating Account.

                                   SECTION 10

                       TRANSFERS OF PARTNERSHIP INTERESTS

                  10.1. Restriction on Transfers. Except as otherwise permitted by this Agreement or in writing by the Clydesdale General Partner and the Clydesdale Class B Limited Partner, or under the pledges described in Section 1 of the Sponsor Subsidiary Security Agreement or upon the exercise by El Paso of the Purchase Option, no Clydesdale Partner shall Transfer all or any portion of its Clydesdale Partnership Interest; provided, however, that the Clydesdale Class A Limited Partnership Interests may be pledged solely in connection with the Sponsor Subsidiary Credit Documents, and any foreclosure thereon and Transfer thereof pursuant to such Sponsor Subsidiary Credit Documents shall be permitted hereunder without regard to Section 10.3 hereof and shall be deemed to satisfy Section 10.6 hereof.

                  10.2. Permitted Transfer -- Clydesdale Class B Limited Partner. Subject to the conditions and restrictions set forth in Section 10.3, all or any portion of the Clydesdale Class B Limited Partnership Interest may be Transferred to any Person; provided that (a) any Transfer by the Clydesdale Class B Limited Partner must be consented to by the Clydesdale General Partner (such consent not to be unreasonably withheld) and (b) in no event shall the total number of Clydesdale Class B Limited Partners exceed one except as otherwise provided in Section 7.4.

                  10.3. Conditions to Permitted Transfers. No Transfer shall be treated as a Permitted Transfer under Section 10.2 unless and until the following conditions are satisfied:

                  (a) Documentation. The transferor and transferee shall execute and deliver to Clydesdale such documents and instruments of conveyance as may be necessary or appropriate in the opinion of counsel to Clydesdale to effect such Transfer and to confirm the agreement of the transferee to be bound by the provisions of this Agreement.

                  (b) Tax Information. The transferor and transferee shall furnish Clydesdale with the transferee's taxpayer identification number, sufficient information to determine the transferee's initial tax basis in the Transferred Clydesdale Class B Limited Partnership Interests, the amount realized by the transferor in respect of the transfer, and any other information reasonably necessary to permit Clydesdale to file all required Federal and state tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, Clydesdale shall not be required to make any Distribution otherwise provided for in this Agreement with respect to any Transferred Clydesdale Class B Limited Partnership Interests until it has received such information.

                  (c) Expenses. Unless the requirements of this paragraph have been waived by the Required Clydesdale Partners, Clydesdale shall be reimbursed by the transferor and/or transferee for all Clydesdale Expenses that it reasonably incurs in connection with such Transfer.

                  (d) Securities Law Opinion. Such Transfer will be exempt from all applicable registration requirements, including the requirements under the Securities Act, and any applicable state securities law, and will not violate any Applicable Laws regulating the Transfer of securities, and, except in the case of a Transfer of Clydesdale Class B Limited Partnership Interests to another Clydesdale Partner or to a Wholly Owned Affiliate of the transferor or of any other Clydesdale Partner or, unless waived by the Required Clydesdale Partners, the transferor shall provide an opinion of counsel to such effect. Such counsel and opinion shall be reasonably satisfactory to the Required Clydesdale Partners.

                  (e) Investment Company Act Opinion. Such Transfer will not cause Clydesdale to be deemed to be an "investment company" under the Investment Company Act, and the transferor shall provide an opinion of counsel to such effect, unless waived by the Required Clydesdale Partners. Such counsel and opinion shall be reasonably satisfactory to the Required Clydesdale Partners, and the Clydesdale Partners shall provide to such counsel any information available to the Clydesdale Partners, as the case may be, and relevant to such opinion.

                  (f) Certificates. Unless waived by the Required Clydesdale Partners, the transferor of the Clydesdale Class B Limited Partnership Interest shall execute a Transferor Certificate and the transferee of the Clydesdale Class B Limited Partnership Interest shall execute a Transferee Certificate.

                  (g) Partnership Status. The Transfer will not jeopardize Clydesdale's status as a partnership for Federal income tax purposes and the transferee is not a tax-exempt entity as described in Section 168(h)(2) or Section 501(a) of the Code. The transferor shall provide an opinion of counsel in respect of the foregoing, which opinion and counsel shall be reasonably satisfactory to each non-transferring Clydesdale Partner.

                  10.4. Prohibited Transfers. (a) Except as provided in Sections
10.1 and 10.2 or otherwise agreed in writing by the Clydesdale General Partner and the Clydesdale Class B

Limited Partner, any purported Transfer of a Clydesdale Partnership Interest that is not a Permitted Transfer shall be null and void and of no effect whatsoever; provided that, if Clydesdale is required to recognize a Transfer that is not a Permitted Transfer, the interest Transferred shall be strictly limited to the transferor's rights to allocations and Distributions as provided by this Agreement with respect to the Transferred Clydesdale Partnership Interest, which allocations and Distributions may be applied (without limiting any other legal or equitable rights of Clydesdale) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Clydesdale Partnership Interest may have to Clydesdale.

                  (b) In the case of a Transfer or attempted Transfer of a Clydesdale Partnership Interest that is not a Permitted Transfer, the parties engaging or attempting to engage in such Transfer shall indemnify and hold harmless Clydesdale and the other Clydesdale Partners from all cost, liability, and damage that any of such indemnified Persons may incur (including incremental tax liability and attorneys' fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby.

                  10.5. Rights of Unadmitted Transferees. (a) In General. A Person who acquires a Clydesdale General Partnership Interest or a Clydesdale Class A Limited Partnership Interest in contravention of Section 10.1 or a Person who acquires a Clydesdale Class B Limited Partnership Interest but who is not admitted as a substituted Clydesdale Class B Limited Partner pursuant to
Section 10.6 shall be entitled only to allocations and Distributions with respect to such acquired Clydesdale Partnership Interest in accordance with this Agreement, but shall have no right to any information or accounting of the affairs of Clydesdale, shall not be entitled to inspect the books or records of Clydesdale, and shall not have any of the rights of a Clydesdale Partner under the Act or this Agreement.

                  (b) Clydesdale Partners. Following a Transfer to a transferee who acquires any Clydesdale Partnership Interest from a Clydesdale Partner under this Agreement but who is not admitted as a Clydesdale Partner, the transferor shall not cease to be a Clydesdale Partner and shall continue to be a Clydesdale Partner until immediately after the time, if any, the transferee is admitted as a Clydesdale Partner under this Agreement.

                  10.6. Admission as Substituted Clydesdale Partners. A transferee of a Clydesdale Partnership Interest shall, subject to the other provisions of this Section 10, be admitted to Clydesdale as a substituted Clydesdale Partner only upon satisfaction of the further conditions set forth below:

                  (i) In the case of a transfer of the Clydesdale Class B Limited Partnership Interest, the Clydesdale General Partner shall consent to such admission, which consent may not unreasonably be withheld or delayed;

                  (ii) The Clydesdale Partnership Interest was acquired by means of a Permitted Transfer;

                  (iii) The transferee becomes a party to this Agreement as a Clydesdale Partner and executes such documents and instruments as the Clydesdale Partners consenting to such admission may reasonably request as may be necessary or appropriate to confirm such transferee as a Clydesdale Partner, including such transferee's agreement to be bound by the terms and conditions of this Agreement;

                  (iv) Unless the requirements of this Section 10.6(iv) have been waived by the Clydesdale Partners consenting to such admission, the transferee pays or reimburses Clydesdale for all reasonable legal, filing, publication and other costs that Clydesdale incurs in connection with the admission of the transferee as a Clydesdale Partner with respect to the Transferred Clydesdale Partnership Interest; and

                  (v) Unless the requirements of this Section 10.6(v) have been waived by the Clydesdale Partners consenting to such admission, if the transferee is a partnership, limited partnership, limited liability company or corporation, such transferee provides Clydesdale with evidence satisfactory to counsel for Clydesdale that such transferee has made representations and warranties substantially the same as those set forth in Sections 2.15(c) and (d) as of the date of the Transfer.

                  10.7. Distributions with Respect to Transferred Clydesdale Partnership Interests. Except as otherwise provided in Section 7.2, if any Clydesdale Partnership Interest is Transferred in compliance with the provisions of this Section 10, all Distributions on or before the date of such Permitted Transfer shall be made to the transferor, and all Distributions thereafter shall be made to the transferee. Solely for purposes of making such Distributions, Clydesdale shall recognize such Permitted Transfer not later than the end of the calendar month during which it is given notice of such Permitted Transfer; provided, however, that if Clydesdale is given notice of a Permitted Transfer at least fourteen (14) days prior to the Permitted Transfer, Clydesdale shall recognize such Permitted Transfer as of the date of such Permitted Transfer, and provided further that if Clydesdale does not receive a notice stating the date such Clydesdale Partnership Interest was Transferred and such other information as the Clydesdale General Partner may reasonably require within 30 days after the end of the Fiscal Quarter during which the Permitted Transfer occurs, all Distributions shall be made to the Person who, according to the books and records of Clydesdale, on the last day of the Fiscal Quarter during which the Permitted Transfer occurs, was the record owner of the Clydesdale Partnership Interest. Neither Clydesdale nor any Clydesdale Partner shall incur any liability for making Distributions in accordance with the provisions of this
Section 10.7, whether or not the Clydesdale General Partner or Clydesdale has knowledge of any Transfer of ownership of the Clydesdale Partnership Interest.

                                   SECTION 11

                                POWER OF ATTORNEY

                  11.1. Attorney-in-Fact. Each Clydesdale Partner hereby makes, constitutes, and appoints the Clydesdale General Partner and, effective as of the Liquidation Start Date, the Clydesdale Liquidator, severally, with full power of substitution and resubstitution, its true and lawful attorney-in-fact for it and in its name, place, and stead and for its use and benefit, to sign, execute, certify, acknowledge, swear to, file, publish and record:

                  (a) all certificates of Clydesdale, amended name or similar certificates, and other certificates and instruments (including counterparts of this Agreement in the form identical to the original counterpart thereof manually executed by such Clydesdale Partner (as amended, restated or modified in accordance with clause (b) below)) that the Clydesdale General Partner or Clydesdale Liquidator may deem necessary to be filed by Clydesdale under the laws of the State of Delaware or any other state or jurisdiction in which Clydesdale is doing or intends to do business approved by the Clydesdale Partners;

                  (b) any and all amendments, restatements or modifications to this Agreement and the instruments described in clause (a), as now or hereafter amended, which the Clydesdale General Partner or the Clydesdale Liquidator may deem necessary to effect a change or modification of Clydesdale in the form approved by the Clydesdale Partners in accordance with the terms of this Agreement, including amendments, restatements or modifications to reflect (i) the exercise by any Clydesdale Partner of any power granted to it under this Agreement, (ii) any amendments adopted by the Clydesdale Partners in accordance with the terms of this Agreement, (iii) the admission of any substituted Clydesdale Partner and (iv) the disposition by any Clydesdale Partner of its Clydesdale Partnership Interest;

                  (c) all certificates of cancellation and other instruments that the Clydesdale General Partner or Clydesdale Liquidator deems necessary or appropriate to effect the dissolution and termination of Clydesdale pursuant to the terms of this Agreement; and

                  (d) any other instrument that is now or may hereafter be required by Applicable Law to be filed on behalf of Clydesdale or is deemed necessary by the Clydesdale General Partner or Clydesdale Liquidator to carry out fully the provisions of this Agreement in accordance with its terms, provided that nothing in this Section 11 shall authorize or be deemed to authorize any such attorney-in-fact to take any action for or in the name, place or stead of any Clydesdale Partner, or otherwise referred to in this Section 11 with respect to any Clydesdale Partner, to the extent such action requires the consent of such Clydesdale Partner pursuant to the terms of this Agreement and such Clydesdale Partner has not so consented. Each Clydesdale Partner authorizes each such attorney-in-fact to take any further action that such attorney-in-fact shall consider necessary in connection with any of the foregoing, hereby giving each such attorney-in-fact full power and authority to do and perform each and every act or thing whatsoever requisite to be done in connection with the foregoing as fully as such Clydesdale Partner might or could do personally, and hereby ratifying and confirming all that any such attorney-in-fact shall lawfully do or cause to be done by virtue thereof or hereof.

                  11.2. Nature of Special Power. The power of attorney granted pursuant to this Section 11:

                  (a) Is a special power of attorney coupled with an interest and is irrevocable;

                  (b) May be exercised by any such attorney-in-fact by listing the Clydesdale Partners executing any agreement, certificate, instrument, or other document with the single signature of any such attorney-in-fact acting as attorney-in-fact for such Clydesdale Partners; and

                  (c) Shall survive and not be affected by the subsequent Bankruptcy, insolvency, dissolution, or cessation of existence of a Clydesdale Partner and shall survive the delivery of a permitted assignment by a Clydesdale Partner of the whole or a portion of its Clydesdale Partnership Interest (except that where the assignment is of all of such Clydesdale Partner's Partnership Interest in Clydesdale and the assignee, with the consent of the Required Clydesdale Partners, is admitted as a substituted Clydesdale Partner, the power of attorney shall survive the delivery of such assignment for the sole purpose of enabling any such attorney-in-fact to effect such substitution) and shall extend to such Clydesdale Partner's or assignee's successors and assigns.

                                   SECTION 12

                           DISSOLUTION AND WINDING UP

                  12.1. Liquidation. (a) Liquidating Events. Clydesdale shall dissolve and commence winding up and liquidating upon, and only upon, the occurrence of a Liquidating Event.

                  (b) Termination Notice. At any time on or after the occurrence and during the continuance of any Notice Event, the Clydesdale Class B Limited Partner may elect to cause such Notice Event to result in a Termination Event by delivering to the Clydesdale General Partner a notice (a "TERMINATION NOTICE") of such election. Such Termination Notice shall be effective on the Business Day it is delivered (unless stated to be effective on any other day after the day of delivery) to the Clydesdale General Partner (or if such delivery day or such other day is not a Business Day, the immediately following Business Day). Any such Termination Notice may be rescinded by the Clydesdale Class B Limited Partner giving such Termination Notice prior to its effectiveness by delivery of a rescission notice to the Clydesdale General Partner.

                  12.2. Winding Up. (a) Distribution of Assets. Upon the occurrence of a Liquidating Event, Clydesdale shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Clydesdale Partners, and no Clydesdale Partner shall take any action with respect to Clydesdale that is inconsistent with the winding up of Clydesdale's business and affairs; provided that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Clydesdale Partners until the Clydesdale Property has been distributed pursuant to this Section 12.2 and the certificate of limited partnership has been canceled pursuant to the Act. The Clydesdale Liquidator shall be responsible for overseeing the winding up and dissolution of Clydesdale (including taking any actions required by Section 12.10), shall take full account of Clydesdale's liabilities and the Clydesdale Property, and shall cause the Clydesdale Property or the proceeds from the Disposition thereof and the proceeds from the repayment of the Advances (to the extent not setoff against distributions owing to the Clydesdale General Partner), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by Applicable Law, in the following order:

                  (1) First, as provided in Section 17-804(a)(1) of the Act; and

                  (2) Second, the balance, if any, to the Clydesdale Partners in an amount equal to their Capital Account balances (in the case of each Clydesdale Class A Limited Partner, as reduced by any setoff against amounts owing by such Clydesdale Class A Limited Partner under the Sponsor Subsidiary Credit Agreement), after giving effect to all contributions, Distributions, and allocations made for all periods through the end of the Liquidation Period in the following order of priority:

                           (i) First, the Clydesdale Class B Limited Partner;

                           (ii) Second, the Clydesdale Class A Limited Partners
                  (among them pro rata according to their respective amounts of Unrecovered Capital); and

                           (iii) Third, the Clydesdale General Partner.

                  (b) Reserves. In the reasonable good faith discretion of the Clydesdale Liquidator, with the consent of the Clydesdale Class B Limited Partner, a portion (determined in the manner provided below) of the Distributions that would otherwise be made to the Clydesdale Partners pursuant to Section 12.2(a) may be:

                  (i) Distributed to a trust established for the benefit of the Clydesdale Partners solely for the purposes of liquidating Clydesdale Property, collecting amounts owed to Clydesdale, and paying any reasonably anticipated contingent or unforeseen liabilities or obligations of Clydesdale arising out of or in connection with Clydesdale. The assets of any such trust shall be distributed to the Clydesdale Partners from time to time, in the reasonable good faith discretion of the Clydesdale Liquidator, in the same proportions (as determined below) as the amount distributed to such trust by Clydesdale would otherwise have been distributed to the Clydesdale Partners pursuant to Section 12.2(a); or

                  (ii) Withheld to provide a reasonable reserve for reasonably anticipated Clydesdale liabilities (contingent or otherwise) and to allow for the collection of the unrealized portion of any installment obligations owed to Clydesdale; provided that such withheld amounts shall be distributed to the Clydesdale Partners as soon as practicable.

The portion of the Distributions that would otherwise have been made to each of the Clydesdale Partners that is instead distributed to a trust pursuant to
Section 12.2(b)(i) or withheld to provide a reserve pursuant to Section 12.2(b)(ii) shall be determined in the same manner as the expense or deduction that would have been allocated if Clydesdale had realized an expense equal to such amounts immediately prior to a Distribution being made pursuant to Section 12.2(a).

                  12.3. No Restoration of Deficit Capital Accounts. Notwithstanding anything in this Agreement to the contrary, if a Liquidating Event has occurred and Clydesdale is wound up in accordance with Section 12.2, no Clydesdale Partner shall be obligated to make any Capital Contributions to Clydesdale in respect of a deficit balance in its Capital Account, and such deficit shall not be considered to be a debt owed to Clydesdale or to any other Person for any purpose whatsoever; provided, however, that the Clydesdale General Partner shall be obligated to make such a Capital Contribution in cash to the extent of any amounts required to be contributed by the Clydesdale General Partner pursuant to Section 5.3 that have not yet been contributed.

                  12.4. Form of Liquidating Distributions to Clydesdale Partners. For the purposes of making Distributions required by Section 12.2, the Clydesdale Liquidator may determine whether to distribute to the Clydesdale Partners all or any portion of the Clydesdale Property in kind or to sell or otherwise liquidate all or any portion of the Clydesdale Property and distribute the proceeds therefrom; provided that the Clydesdale Liquidator shall not, without the prior written consent of the Clydesdale Class B Limited Partner, distribute Clydesdale Property other than cash to the Clydesdale Class B Limited Partner. Following the payment in full in cash of all amounts due and payable to the Clydesdale Class B Limited Partner hereunder and, if requested by the Clydesdale General Partner, Distributions in kind of the Clydesdale Property shall be made to any Clydesdale Partner (other than the Clydesdale Class B Limited Partner) specified by the Clydesdale General Partner.

                  12.5. Rights of Partners. Each Clydesdale Partner shall look solely to the Clydesdale Property for the return of its Capital Contribution and, except as otherwise provided in Section 12.4, shall have no right or power to demand or receive property other than cash from Clydesdale.

                  12.6. Occurrence of Liquidating Event. (a) A "LIQUIDATING EVENT" will occur (the date of such occurrence being the "LIQUIDATION START DATE") on the first Business Day occurring immediately after the expiration of the Purchase Option Period following the occurrence of a Termination Event.

                  (b) The Clydesdale Partners hereby agree that Clydesdale shall not be dissolved or required to be wound up notwithstanding the occurrence of an event that caused the last Clydesdale General Partner or Clydesdale Limited Partner to cease to be a Clydesdale General Partner or Clydesdale Limited Partner, as the case may be, if within ninety (90) days (x) in the case such event relates to a Clydesdale Limited Partner, after such event the Personal Representatives (as defined in the Act) of such Clydesdale Limited Partner and the Clydesdale General Partner agree in writing to continue the business of Clydesdale and to the admission, effective as of the date of such event, of one or more additional Clydesdale Limited Partners, or (y) in the case such event relates to a Clydesdale General Partner, the remaining Clydesdale Partners agree in writing to continue the business of Clydesdale and to the appointment, effective as of the date of such event, of one or more additional Clydesdale General Partners.

                  12.7. Allocations and Distributions During Period of Liquidation. During the Liquidation Period, the Clydesdale Partners shall continue to share Profits, Losses and other items of Clydesdale income, gain, loss or deduction in the manner provided in Section 6 and payments of the First Priority Return, Second Priority Return, Third Priority Return, other Distributions and other payments shall continue to be made as set forth in
Section 7. In addition, the Clydesdale Liquidator, in its sole discretion, may make cash Distributions to the Clydesdale Class B Limited Partner at any time.

                  12.8. Character of Liquidating Distributions. All payments made in liquidation of Clydesdale Partnership Interests shall be made in exchange for the interest of such Clydesdale Partner in Clydesdale Property pursuant to Section 736(b)(1) of the Code, including the interest of such Clydesdale Partner in Clydesdale goodwill.

                  12.9. The Clydesdale Liquidator. (a) Definition. The "CLYDESDALE LIQUIDATOR" shall mean (a) in the event that a liquidation of Clydesdale results from a Termination Event described in clauses (a) or (d) of the definition of Termination Event, the Clydesdale General Partner or any other Affiliate of El Paso appointed as Clydesdale Liquidator by the Clydesdale General Partner; provided, however, that, if the Collection Date does not occur within 180 days after the Liquidation Start Date, then the Clydesdale Liquidator shall be appointed by the Clydesdale Class B Limited Partner upon written notice to the Clydesdale General Partner and (b) in any other circumstance, the Clydesdale Custodian or any other Person appointed as Clydesdale Liquidator by the Clydesdale Class B Limited Partner.

                  The Clydesdale Class B Limited Partner (or the Clydesdale General Partner if it may then appoint the Clydesdale Liquidator) may appoint an appointee to be Clydesdale Liquidator prior to the Liquidation Start Date by delivering written notice of such appointment to the other Clydesdale Partners. Any such appointment may be subsequently withdrawn by similar written notice.

                  The Clydesdale Liquidator shall have the rights set forth in
Section 17-803(b) of the Act and exclusively shall have the rights, power and authority of the Clydesdale General Partner necessary or appropriate in its discretion to effect the dissolution, winding up and liquidation of Clydesdale. The actions of the Clydesdale Liquidator shall for all purposes be the actions of Clydesdale. In furtherance of the foregoing and not as a limitation, the Clydesdale Liquidator shall have the authority to enter into any agreement or incur obligations on behalf of Clydesdale to the extent necessary, in its sole judgment, to facilitate the liquidation of Clydesdale and the marshalling or collection of its assets, including, without limitation, the authority to engage sales agents or other professional advisors on market terms. The actions of the Clydesdale Liquidator shall for all purposes be the actions of Clydesdale.

                  (b) Fees and Expenses. Clydesdale is authorized to pay a reasonable fee to the Clydesdale Liquidator for its services performed pursuant to this Section 12 and to reimburse the Clydesdale Liquidator for its reasonable costs and expenses incurred in performing those services, including costs and expenses of counsel, accountants, sales agents and other professional advisors to the Clydesdale Liquidator.

                  (c) Resignation of Clydesdale Liquidator. At any time any Clydesdale Liquidator may, in its discretion, resign as Clydesdale Liquidator and the Clydesdale Class B Limited Partner (or the Clydesdale General Partner if it may then appoint the Clydesdale Liquidator) shall appoint a replacement Clydesdale Liquidator pursuant to Section 12.9(a).

                  (d) Notification to the Clydesdale Custodian. The Clydesdale Class B Limited Partner shall notify the Clydesdale Custodian of the identity of the Clydesdale Liquidator and any change in the identity of the Clydesdale Liquidator.

                  12.10. Liquidation Procedures. Upon the occurrence of the Liquidation Start Date, the Clydesdale Liquidator shall commence the winding up of Clydesdale's business and in so doing shall, among other things, cause the following to occur:

                  (a) Demand Under the Advances. The Clydesdale Liquidator shall accelerate and demand payment in full under the Advances and take all necessary action in furtherance thereof and to enforce such payment including exercising any right of setoff of amounts owing under the Advances against Distributions owing to a Clydesdale Class A Limited Partner.

                  (b) Sale of Clydesdale Property. The Clydesdale Liquidator shall commence the sale and/or liquidation of the Clydesdale Property. Clydesdale shall comply with all Applicable Laws and all applicable transfer restrictions, except to the extent that such transfer restrictions shall be waived or any transfer shall be consented to by any relevant parties. The Clydesdale Liquidator shall sell and/or liquidate the Clydesdale Property in a commercially reasonable manner in order to maximize the proceeds of such sale and/or liquidation, but otherwise shall have discretion to Dispose of the Clydesdale Property in any manner in its sole discretion. With respect to the Clydesdale Property consisting of any obligation owing to Clydesdale under the Sponsor Subsidiary Credit Documents, no such obligation shall be disposed of until 90 days after the Liquidation Start Date.

                  (c) Reporting Requirement. As soon as practicable but in any event not later than the fifth Business Day after the Liquidation Start Date, the Clydesdale General Partner shall instruct the Clydesdale Custodian to prepare and deliver to the Clydesdale Class B Limited Partner a notice stating: (i) the amount of cash held by the Clydesdale Custodian (including any cash received upon demand under the Sponsor Subsidiary Credit Agreement and from the sale of any Clydesdale Property) and (ii) the face value less unamortized discount, if any, of any Cash Equivalents (other than cash) held by the Clydesdale Custodian.

                  (d) Audit Report. If, following completion of the Liquidation Period, the Unrecovered Capital of the Clydesdale Class B Limited Partner is greater than zero, then not later than 120 days after the last day of the Liquidation Period, the Clydesdale General Partner shall cause to be delivered to each Clydesdale Partner an audited statement of the Clydesdale Partners' Capital Accounts and a balance sheet reflecting Mark-to-Market Values of the Clydesdale Property, each as of such last day, together with a report of a nationally recognized accounting firm stating that such statement and balance sheet were prepared and fairly stated in accordance with this Agreement.

                  (e) Liquidating Distributions. All Distributions to be made pursuant to Section 12.2 shall be made by the Clydesdale Liquidator from time to time immediately upon receipt of any proceeds of the repayment of any Advances or the liquidation of Clydesdale Property, but in any event not later than the last day of the Liquidation Period. Any Distribution to the Clydesdale General Partner shall be subject to any and all rights to set off by Clydesdale pursuant to Section 14.4(b).

                                   SECTION 13

                                 INDEMNIFICATION

                  13.1. Indemnification of the Clydesdale Partners. Subject to the limitations set forth in Section 13.5, each of the Clydesdale General Partner and Clydesdale hereby agrees jointly and severally, to the fullest extent permitted by Applicable Law, to indemnify and hold harmless, and the Clydesdale Liquidator, or any receiver or trustee of Clydesdale (each of the foregoing Persons being an "INDEMNITOR") (in the case of the Clydesdale Liquidator, receiver or trustee, to the extent of Clydesdale Property) shall indemnify and hold harmless, each Indemnified Person from and against, and to pay on an After-Tax Basis, all Expenses (the Expenses, on an After-Tax Basis, being collectively referred to as "INDEMNIFIED AMOUNTS") that may be incurred or realized by or asserted against such Indemnified Person, relating to, growing out of or resulting from:

                  (a) Clydesdale Obligations. Any failure by Clydesdale to perform or observe each of its covenants and obligations under this Agreement or any other Operative Document to which it is a party (collectively, the "COVERED DOCUMENTS"), including Indemnified Amounts resulting from or arising out of or in connection with enforcement of the Covered Documents (or determining whether or how to enforce any Covered Documents, whether through negotiations, legal proceedings or otherwise), or responding to any subpoena or other legal process or informal investigative demand in connection herewith or therewith; or

                  (b) Representations and Warranties. Any inaccuracy in, or any breach of, any written certification, representation or warranty made by or on behalf of Clydesdale in any Covered Document or in any written report or certification required hereunder or under any other Covered Document, in each case (i) if but only if such certification, representation or warranty is made as of a specific date, as of the date as of which the facts stated therein were certified, represented or warranted and (ii) in all other cases, as of any date or during any period to which such certification, representation or warranty may be applicable; or

                  (c) Investigations; Litigation; Proceedings. Any investigation, litigation or proceeding, whether or not such Indemnified Person is a party thereto, that (i) relates to, grows out of or results from any action or omission, or alleged action or omission, by or on behalf of or attributable to Clydesdale and (ii) would not have resulted in Indemnified Amounts incurred or realized by or asserted against such Indemnified Person but for the Operative Documents or the transactions thereunder or contemplated thereby.

                  13.2. Indemnification for Business Qualification Requirements. Subject to the limitations set forth in Section 13.5, each Indemnitor shall indemnify and save harmless (in the case of a receiver or trustee, to the extent of Clydesdale Property) each Indemnified Person from and against, and pay to each Indemnified Person, all Indemnified Amounts with respect to such Indemnified Person resulting from the failure of the Clydesdale Class B Limited Partner or any other Indemnified Person to qualify to do business in any state (other than Delaware) or other jurisdiction in which the Clydesdale Class B Limited Partner or a direct or indirect member, partner, shareholder or other equity holder of the Clydesdale Class B Limited Partner would not be required to qualify to do business but for its being a Clydesdale Class B Limited Partner, or a direct or indirect member, partner, shareholder or other equity holder of the Clydesdale Class B Limited Partner.

                  13.3. Clydesdale Liquidator Indemnification. Subject to the limitations set forth in Section 13.5, if the Clydesdale Liquidator is a Person other than the Clydesdale General Partner or a Clydesdale Class A Limited Partner, or any of their respective Affiliates, then Clydesdale, or in the event that the liquidation of Clydesdale has been completed, the Clydesdale General Partner, shall indemnify and save harmless each Indemnified Person from and against, and pay to each Indemnified Person, all Indemnified Amounts incurred on behalf of Clydesdale by each Indemnified Person or otherwise incurred, realized by or asserted against each Indemnified Person, in connection with any Disposition of Clydesdale Property or the liquidation of Clydesdale, or by reason of any act performed or omitted to be performed by any Indemnified Person in connection therewith, including reasonable attorneys' fees incurred by each Indemnified Person in connection with the defense of any litigation or other proceeding based on any such act or omission, or alleged act or omission, or any other investigation, litigation or proceeding, whether or not such Indemnified Person is a party thereto, arising in connection with any such Disposition or liquidation, and including any indemnity claims against the Clydesdale Liquidator arising under Section 13.1.

                  13.4. Survival of Indemnification Obligations. All indemnities provided for in this Agreement shall survive the Transfer of any Clydesdale Partnership Interest and the liquidation of Clydesdale. After any such Transfer or liquidation, the provisions of this Section 13 shall inure to the benefit of each transferring Clydesdale Partner with respect to Indemnified Amounts arising in respect of the period during which such Transferring Clydesdale Partner was a Clydesdale Partner (including with respect to actions taken or omitted to be taken, and events occurring and circumstances existing, during such period).

                  13.5. Limitations on Indemnification Obligations. The indemnities provided in Sections 13.1, 13.2 and 13.3 shall be subject to the following limitations:

                  (a) Limitation by Law. Such sections shall be enforced only to the maximum extent permitted by Applicable Law.

                  (b) Misconduct, Etc. No Indemnified Person shall be indemnified or held harmless for, and no Indemnitor shall have any liability with respect to any Indemnified Person for or in respect of, any Expenses to the extent caused by or resulting from (i) the actual fraud, willful misconduct, bad faith or gross negligence of such Indemnified Person or any of its Related Persons or (ii) any inaccuracy in, or breach of, any written certification, representation or warranty made by such Indemnified Person or any of its Related Persons in any Operative Document or in any written report or certification required under any Operative Document (unless and to the extent such inaccuracy or breach is attributable to any written information provided by El Paso or its Affiliates), in each case under this clause (ii) (A) if, but only if, such certification, representation or warranty is made as of a specific date, as of the date as of which the facts stated therein were certified, represented or warranted and (B) in all other cases, as of any date or during any period to which such certification, representation or warranty may be applicable.

                  (c) No Duplication. Indemnified Amounts under this Section 13 shall be without duplication of any amounts payable under indemnification provisions of any other Operative Document or other agreement or any amounts actually paid thereunder.

                  13.6. Payments; No Reduction of Capital Account. Any amounts subject to the indemnification provisions of this Section 13 shall be paid by the applicable Indemnitor within ten Business Days following demand therefor, accompanied, as may be appropriate in the context, by supporting documentation in reasonable detail. Payments to a Clydesdale Partner pursuant to this Section 13 shall not reduce the Capital Account of such Clydesdale Partner. To the extent Clydesdale is required to indemnify any Indemnified Person hereunder, each such Indemnified Person shall be a creditor of Clydesdale to the extent of the Indemnified Amounts owing to such Indemnified Person hereunder from time to time. Payment shall be made to the bank account or at another location as such Indemnified Person shall designate in writing or as is expressly required under any Operative Document the obligations under which are the subject of any such payment, not later than 1:00 p.m. (New York City time) on the date for such payment in immediately available funds.

                  13.7. Procedural Requirements. (a) Notice of Claims. Any Indemnified Person that proposes to assert a right to be indemnified under this
Section 13 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnified Person in respect of which a claim is to be made against the relevant Indemnitor under this Section 13 (an "INDEMNIFIED PROCEEDING"), or the incurrence or realization of Indemnified Amounts in respect of which a claim is to be made against such Indemnitor under this Section 13, notify such Indemnitor of the commencement of such Indemnified Proceeding or of such incurrence or realization, enclosing a copy of all relevant documents, including all papers served and claims made, but the omission so to notify such Indemnitor promptly of any such Indemnified Proceeding or incurrence or realization shall not relieve (i) such Indemnitor from any liability that it may have to such Indemnified Person under this
Section 13 or otherwise, except, as to such Indemnitor's liability under this
Section 13, to the extent, but only to the extent, that such Indemnitor shall have been prejudiced by such omission or (ii) any other Indemnitor from liability that it may have to any Indemnified Person under the Operative Documents.

                  (b) Defense of Proceedings. In case any Indemnified Proceeding shall be brought against any Indemnified Person and it shall notify the relevant Indemnitor of the commencement thereof, such Indemnitor shall be entitled to participate in, and to assume the defense of, such Indemnified Proceeding with counsel reasonably satisfactory to such Indemnified Person, and after notice from such Indemnitor to such Indemnified Person of such Indemnitor's election so to assume the defense thereof and the failure by such Indemnified Person to object to such counsel within ten Business Days following its receipt of such notice, such Indemnitor shall not be liable to such Indemnified Person for legal or other expenses incurred after such notice of election to assume such defense except as provided below and except for the reasonable costs of investigating, monitoring or cooperating in such defense subsequently incurred by such Indemnified Person reasonably necessary in connection with the defense thereof. Such Indemnified Person shall have the right to employ its counsel in any such

Indemnified Proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless:

                  (i) the employment of counsel by such Indemnified Person at the expense of such Indemnitor has been authorized in writing by such Indemnitor;

                  (ii) such Indemnified Person shall have reasonably concluded in its good faith (which conclusion shall be determinative unless a court determines that conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnitor and such Indemnified Person in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Person (it being agreed that in any case referred to in this clause (ii) such Indemnitor shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Person);

                  (iii) such Indemnitor shall not have employed Jones, Day, Reavis & Pogue, or other counsel reasonably acceptable to the Indemnified Person, to assume the defense of such Indemnified Proceeding within a reasonable time after notice of the commencement thereof (provided, however, that this clause (iii) shall not constitute a waiver of any conflict of interest which may arise with respect to any such counsel); or

                  (iv) any counsel employed by such Indemnitor shall fail to timely commence or maintain the defense of such Indemnified Proceeding,

in each of which cases the fees and expenses of counsel for such Indemnified Person shall be at the expense of such Indemnitor; provided that, without the prior written consent of such Indemnified Person, such Indemnitor shall not settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding, unless such settlement, compromise or consent or related judgment includes an unconditional release of such Indemnified Person from all liability for Expenses arising out of such claim, action, investigation, suit or other legal proceeding. No Indemnified Person shall settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding in respect of which any payment would result hereunder or under the other Operative Documents without the prior written consent of such Indemnitor, such consent not to be unreasonably withheld or delayed. Only one counsel shall be retained by all Indemnified Persons with respect to any Indemnified Proceeding, unless counsel for any Indemnified Person reasonably concludes in good faith (which conclusion shall be determinative unless a court determines that conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnified Person and one or more other Indemnified Persons in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Person (it being agreed that in any case referred to in this sentence such Indemnified Person may retain separate counsel together with all other Indemnified Persons subject to the same conflict of interest or sharing such additional defenses, claims, counterclaims or causes of action).

THE FOREGOING INDEMNITIES SHALL EXPRESSLY INCLUDE ANY INDEMNIFIED AMOUNTS ATTRIBUTABLE TO THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF ANY INDEMNIFIED PERSON.


                                   SECTION 14

                                  MISCELLANEOUS

                  14.1. Notices. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing or by facsimile and shall be deemed to have been delivered, given, and received for all purposes (a) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (b) when the same is actually received (if a Business Day, or, if not, on the next succeeding Business Day), if sent either by courier or delivery service or certified mail, postage and charges prepaid, or by facsimile, if such facsimile is followed by a hard copy of the facsimile communication sent by courier or delivery service, certified mail, postage and charges prepaid, addressed as follows, or to such other address as such Person may from time to time specify by notice to the Clydesdale Partners:

                  (i) If to Clydesdale, to the address set forth in the first sentence of Section 2.7, with copies sent to the Clydesdale General Partner at the address set forth in Section 2.2; and

                  (ii) If to a Clydesdale Partner, to the address set forth in
         Section 2.2.

                  14.2. Binding Effect. Except as otherwise provided in this Agreement, every covenant, term and provision of this Agreement shall be binding upon the Clydesdale Partners and inure to the benefit of the Clydesdale Partners and each Indemnified Person and their respective permitted successors, transferees, and assigns (including any assignee for security purposes or Person holding a security interest). This Agreement and the rights and obligations hereunder may not be assigned to any Person other than a Permitted Transferee, without the prior written consent of the Required Clydesdale Partners.

                  14.3. Severability. Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Clydesdale Partner to lose the benefit of its economic bargain.

                  14.4. Setoff. (a) Except to the extent set forth in Sections 3.8(c) and 10.4, Clydesdale shall not be entitled to offset against any payments required to be made by it hereunder any claims that it may have against any Clydesdale Class B Limited Partner, and hereby waives any setoff rights that it may have in respect of any such Clydesdale Class B Limited Partner.

                  (b) On and after the Liquidation Start Date, Clydesdale is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to setoff and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and any and all Distribution or liquidation payments pursuant to Section 7 or 12 of this Agreement or other indebtedness at any time owing by Clydesdale to or for the credit or the account of a Clydesdale Class A Limited Partner against any and all of the obligations of such Clydesdale Class A Limited Partner or any other Clydesdale Class A Limited Partner now or hereafter existing under the Sponsor Subsidiary Credit Agreement irrespective of whether Clydesdale shall have made any demand under the Sponsor Subsidiary Credit Agreement. The rights of Clydesdale under this Section 14.4(b) are in addition to other rights and remedies (including, without limitation, other rights of setoff) that Clydesdale may have against such Clydesdale Class A Limited Partner.

                  14.5. Construction. The terms of this Agreement are intended to embody the economic relationship among the Clydesdale Partners and shall not be subject to modification by or conform with any actions by any governmental authority except as this Agreement may be explicitly so amended.

                  14.6. Governing Law. The internal laws of the State of Delaware shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the Clydesdale Partners.

                  14.7. Counterpart Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  14.8. Specific Performance. Each Clydesdale Partner agrees with the other Clydesdale Partners that the other Clydesdale Partners would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Clydesdale Partners may be entitled, at law or in equity, the nonbreaching Clydesdale Partners shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions of this Agreement in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

                  14.9. Amendments. Amendments, restatements and corrections to, and waivers of any provisions of, and cancellation of, this Agreement may be proposed by any Clydesdale Partner by notice to Clydesdale and each other Clydesdale Partner. Following such proposal, the Clydesdale General Partner on behalf of Clydesdale shall submit to the Clydesdale Partners a verbatim statement of any proposed amendment, restatement, correction, waiver, or cancellation and shall seek the written vote of the Clydesdale Partners thereon or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. A proposed amendment, restatement, correction, waiver, or cancellation shall be adopted and be effective as an amendment, restatement, correction, waiver, or cancellation of this Agreement only if such amendment, restatement, correction, waiver, or cancellation receives the affirmative vote of all the Clydesdale Partners.

                  14.10. Waiver of Jury Trial. EACH CLYDESDALE PARTNER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

                  14.11. Consent to Jurisdiction and Service of Process. The parties hereto hereby (a) consent to the non-exclusive jurisdiction of (i) the courts of the State of Delaware and (ii) the United States District Court for the District of Delaware sitting in Wilmington, Delaware and (b) and consent to service of process delivered by certified mail addressed to the address of each Clydesdale Partner set forth in Section 2.2. This Section 14.11 shall not be construed as limiting a party's ability to bring an action in any other jurisdiction or to serve process by any other legal means. Notwithstanding the foregoing to the contrary, to the fullest extent permitted by Applicable Law, the parties agree that any action brought in any court of the State of Delaware shall be brought in a court sitting in New Castle County, Delaware.

                  IN WITNESS WHEREOF, the parties have entered into this Fourth Amended and Restated Partnership Agreement as of the date first above set forth.


Clydesdale General Partner:             APPALOOSA HOLDINGS COMPANY




                                        By: /s/ John J. Hopper
                                            ------------------------------------
                                            Name:  John J. Hopper
                                            Title: Vice President and Treasurer

Clydesdale Class A Limited Partners:        NORIC HOLDINGS, L.L.C.

                                            By: Shetland Holdings Company,
                                                the Noric Holdings, L.L.C. Class
                                                A Member




                                                By: /s/ John J. Hopper
                                                    ----------------------------
                                                    Name:  John J. Hopper
                                                    Title: Vice President and
                                                           Treasurer






                                            NORIC HOLDINGS I, L.L.C.

                                            By: El Paso Production Company,
                                                the Noric Holdings I, L.L.C.
                                                Managing Member




                                                By: /s/ John J. Hopper
                                                    ----------------------------
                                                    Name:  John J. Hopper
                                                    Title: Vice President





Clydesdale Class B Limited Partner:         MUSTANG INVESTORS, L.L.C.

                                            By:  Dongola, Inc., its Managing
                                                 Member

                                            By:  /s/ James A. Hanley
                                                 -------------------------------
                                                 Name:  James A. Hanley
                                                 Title: Vice President

Clydesdale:                                 CLYDESDALE ASSOCIATES, L.P.

                                            By: APPALOOSA HOLDINGS COMPANY,
                                                the Clydesdale General Partner



                                                By: /s/ John J. Hopper
                                                    ----------------------------
                                                    Name:  John J. Hopper
                                                    Title: Vice President and
                                                           Treasurer

                                                                    EXHIBIT A TO
                                                          CLYDESDALE PARTNERSHIP
                                                                       AGREEMENT

                                   DEFINITIONS

                  "A-LOAN" means any loan made by a Sponsor Subsidiary to El Paso or an Affiliate of El Paso evidenced by an A-Loan Note.

                  "A-LOAN NOTE" means (a) an A-Loan Promissory Note made by El Paso in favor of a Sponsor Subsidiary in the form of Exhibit B-1 to the Sponsor Subsidiary Credit Agreement and (b) an A-Loan Promissory Note made by an Affiliate of El Paso in favor of a Sponsor Subsidiary in the form of Exhibit B-2 to the Sponsor Subsidiary Credit Agreement.

                  "ACCEPTABLE CREDIT ENHANCEMENT" means, with respect to the obligations of any Person under a Hedge Agreement permitted under Section 5.02(o) of the Sponsor Subsidiary Credit Agreement or Section 7.2(l) of the Noric Company Agreement, (a) a letter of credit supporting such obligations from a bank or other financial institution having, at all times during the term of such Hedge Agreement, an Acceptable Rating, (b) (i) a guarantee of such obligations from any Person having, at all times during the term of such Hedge Agreement, an Acceptable Rating or (ii) a guarantee of such obligations from any Parent of such Person supported by a perfected, first priority security interest in cash or cash equivalents pledged by such Parent to support the obligations under such guarantee, (c) a surety bond supporting such obligations issued by an institutional surety having, at all times during the term of such Hedge Agreement, an Acceptable Rating, or (d) a perfected, first priority security interest in cash or cash equivalents pledged by such Person or any Parent of such Person or by any other Person that has, at all times during the term of such Hedge Agreement, an Acceptable Rating, to support such obligations. For the purposes of this definition, a Person is a "PARENT" of another Person if such other Person is a Subsidiary of the first Person.

                  "ACCEPTABLE DEBT RATING" means, with respect to the senior unsecured long-term debt of any Person, a published or implied rating of at least (a) BBB- by S&P, (b) Baa3 by Moody's or (c) an equivalent investment grade rating by any other Acceptable Rating Agency.

                  "ACCEPTABLE RATING" means, with respect to the senior unsecured long-term debt of any Person, (a) if such debt of such Person is rated by both S&P and Moody's, an Acceptable Debt Rating from each of S&P and Moody's and (b) if such debt of such Person is not rated by both S&P and Moody's, an Acceptable Debt Rating from any Acceptable Rating Agency.

                  "ACCEPTABLE RATING AGENCY" means S&P, Moody's, Duff & Phelps, Fitch and Dominion Bond Rating Service, and any other domestic or foreign statistical rating agency acceptable to Clydesdale.

                  "ACQUISITION/ACCESSION DATE" in relation to:

                  (a) The accession of an Additional Sponsor Subsidiary to the Sponsor Subsidiary Credit Documents has the meaning set forth in
         Section 1(c) of the Acquisition/Accession Procedures Schedule;

                  (b) The acquisition by an existing Sponsor Subsidiary of an Energy Investment has the meaning set forth in Section 2(d) of the Acquisition/Accession Procedures Schedule; and

                  (c) The acquisition by an existing Sponsor Subsidiary, Lipizzan, Noric or Noric LP (as the case may be) of an E&P Asset has the meaning set forth in Section 3(c) of the Acquisition/Accession Procedures Schedule.

                  "ACQUISITION/ACCESSION NOTICE" means a notice in substantially the form of Exhibit 1 to the Acquisition/Accession Procedures Schedule.

                  "ACQUISITION/ACCESSION PROCEDURES SCHEDULE" means Schedule I to the Sponsor Subsidiary Credit Agreement.

                  "ACT" means the Delaware Revised Uniform Limited Partnership Act, and any successor statute, as the same may be amended from time to time.

                  "ADDITIONAL ADVANCE" has the meaning set forth in Section 2.01(b) of the Sponsor Subsidiary Credit Agreement.

                  "ADDITIONAL CLYDESDALE CLASS B LIMITED PARTNER COSTS" means the amount from time to time notified by the Clydesdale Class B Limited Partner to the Clydesdale General Partner pursuant to Section 4.12 of the Clydesdale Partnership Agreement as the Additional Clydesdale Class B Limited Partner Costs.

                  "ADDITIONAL SPONSOR SUBSIDIARY" means an El Paso Company that becomes a Sponsor Subsidiary pursuant to the Acquisition/Accession Procedures Schedule.

                  "ADJUSTED BASIS" shall have the meaning set forth in Section 1011 of the Code.

                  "ADJUSTED CAPITAL ACCOUNT DEFICIT" means, with respect to any Clydesdale Partner, the deficit balance, if any, in such Clydesdale Partner's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

                  (i) Crediting to such Capital Account any amounts which such Clydesdale Partner is obligated to restore pursuant to any provision of the Clydesdale Partnership Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

                  (ii) Debiting to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-I(b)(2)(ii)(d)(5), and
         1.704-I(b)(2)(ii)(d)(6) of the Treasury Regulations.

                  The foregoing definition of "Adjusted Capital Account Deficit" is intended to comply with the provisions of Treasury Regulations Section I.704-I(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                  "ADJUSTED REDETERMINATION THRESHOLD" has the meaning set forth in Section 2.09(b)(vii) of the Sponsor Subsidiary Credit Agreement.

                  "ADMINISTRATION AGREEMENT" means the Administration Agreement, dated as of May 9, 2000, between Mustang and the Administrator, as amended or otherwise modified by Amendment No. 1 to such Administration Agreement dated as of December 15, 2000 and Amendment No. 2 to such Administration Agreement dated as of July 19 2002.

                  "ADMINISTRATOR" means Wilmington Trust Company, as administrator for Mustang.

                  "ADVANCE" means an Initial Advance or an Additional Advance.

                  "AFFILIATE" means as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. The term "control" (including the terms "controlled by" or "under common control with") means, with respect to any Person, the possession, direct or indirect, of the power to vote 20% or more of the securities having ordinary voting power for the election of directors of such Person or to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or by contract or otherwise. For the purpose of Sections 2, 5.2, 5.3, 5.4 and 5.5 of the El Paso Agreement only, neither a director nor any officer of a Person, in such capacity, shall be deemed an "Affililate" of such Person.

                  "AFFILIATE LOAN" has the meaning set forth in Section 5.09(e) of the Sponsor Subsidiary Credit Agreement.

                  "AFTER-TAX BASIS" means, with respect to any payment to be made on an "AFTER-TAX BASIS", that such payment will be increased by the payor so that, after reduction for all Taxes imposed on the recipient as a result of the receipt or accrual of such amount (after giving effect to all deductions or credits, if any, actually utilized by the recipient arising from such amount), such increased payment (as so reduced) is equal to the payment otherwise required to be made. In calculating the gross-up amount, the Tax rates used shall be the highest marginal Tax rates in effect for (and payable by) the payee (or in the case of a payee that is a pass-through entity for any Tax purposes, the Persons who are required to take into account any items of income, gain, loss, deduction or credit with respect to such entity) on the date of such payment or accrual.

                  "AGGREGATE ENERGY INVESTMENT LOAN VALUE AMOUNT" means, at any time of determination, the sum of the Energy Investment Loan Values of all Energy Investments at that time.

                  "ALTERNATE PROGRAM" means any program providing for the sale or other disposition of trade or other receivables entered into by El Paso or a Subsidiary that is in addition to or in replacement of the program evidenced by either Receivables Purchase and Sale Agreement (whether or not either Receivables Purchase and Sale Agreement shall then be in effect); provided that such program is on terms (a) substantially similar to either Receivables Purchase and Sale Agreement (as modified to comply with FASB 125 or similar policies or guidelines from time to time in effect) or (b) customary for similar transactions as reasonably determined by the "Administrative Agent" under and as defined in the El Paso Existing 364-Day Facility or the El Paso Existing 3-Year Facility.

                  "APPALOOSA" means Appaloosa Holdings Company, a Delaware corporation.

                  "APPLICABLE LAW" means any legally binding law, statute, treaty, constitution, regulation, rule, ordinance, order or Governmental Approval, or other legally binding governmental restriction, requirement or determination, of or by any Governmental Authority.

                  "APPLICABLE MARGIN" means a percentage per annum equal to 1.75%, as such percentage may be from time to time adjusted by Clydesdale in accordance with Section 4.14 of the Clydesdale Partnership Agreement.

                  "APPRAISAL" means:

                  (a) in the case of an Energy Investment (other than a Publicly Traded Investment), an appraisal by an Appraiser of the fair market value for such Energy Investment, the Intermediate Holder (if any) thereof and the Underlying Business related thereto, determined as follows:

                       (i) the "fair market value" of such Energy Investment
                  shall be the estimated amount in Dollars at which the relevant asset would be sold in an exchange between a willing buyer and a willing seller, both knowledgeable of the pertinent facts, neither party acting under any compulsion to buy or sell, and with equity to both parties;

                       (ii) the Underlying Business related to such Energy
                  Investment is valued as a going-concern;

                       (iii) such sale is assumed to be concluded within a
                  reasonable period from the date of the relevant Appraisal Event (or, in the case of an Appraisal obtained pursuant to the Acquisition/Accession Procedures Schedule, the Acquisition/Accession Date) for such Energy Investment, Intermediate Holder and Underlying Business taking into account the nature of such Energy Investment, Intermediate Holder or Underlying Business, as the case may be; and

                       (iv) such valuation shall account for any FERC
                  regulations of general applicability that restrict or otherwise affect the Disposition of such Energy Investment and the nature of such Energy Investment and the Intermediate Holder (if any) and Underlying Business related thereto; and

                  (b) in the case of a Publicly Traded Investment, the determination by the Appraiser of the Fair Market Value of such Publicly Traded Investment on the date of the relevant Appraisal Event.

                  "APPRAISAL DATE" has the meaning set forth in 5.07(d) of the Sponsor Subsidiary Credit Agreement.

                  "APPRAISAL EVENT" means:

                  (a) with respect to any Energy Investment that is a Publicly Traded Investment:

                       (i) the date of the Acquisition/Accession Notice with
                  respect to such Energy Investment;

                       (ii) the Acquistion/Accession Date with respect to such
                  Energy Investment;

                       (iii) the occurrence of each Coverage Test Date; and

                       (iv) the date of Disposition of such Publicly Traded
                  Investment; and

                       (v) the occurrence of any event described in either
                  clause (j) of the definition of Termination Event or clause
                  (f) of the definition of El Paso Event with respect to any Underlying Business or any Intermediate Holder (regardless of whether such Underlying Business or Intermediate Holder is a Principal Subsidiary); provided that, for the purposes of this definition, the reference to $100,000,000 in clause (f) of the definition of El Paso Event shall be deemed to be a reference to $20,000,000; and

                  (b)  with respect to all other Energy Investments:

                       (i) January 1 of each Fiscal Year;

                       (ii) the date of any Disposition described in Section
                  5.09(d)(D) of the Sponsor Subsidiary Credit Agreement; and

                       (iii) the occurrence of any event described in either
                  clause (j) of the definition of Termination Event or clause
                  (f) of the definition of El Paso Event with respect to any Underlying Business or any Intermediate Holder (regardless of whether such Underlying Business or Intermediate Holder is a Principal Subsidiary); provided that, for the purposes of this definition, the reference to $100,000,000 in clause (f) of the definition of El Paso Event shall be deemed to be a reference to $20,000,000.

                  "APPRAISER" means:

                  (a) in relation to an Energy Investment (other than a Publicly Traded Investment), Deloitte & Touche or another independent professional appraiser appointed by Mustang (with the consent of Noric Holdings, not to be unreasonably withheld or delayed); and

                  (b) in relation to a Publicly Traded Investment, prior to the Liquidation Start Date, Noric Holdings and, on and after the Liquidation Start Date, the Sponsor Subsidiary Liquidator of the Sponsor Subsidiary that owns such Publicly Traded Investment.

                  "APPROVED HEDGE COUNTERPARTY" means in relation to a Hedge Agreement permitted under Sections 5.02(o) or 5.09(b)(ii) and (xiv) of the Sponsor Subsidiary Credit Agreement or Section 7.2(l) of the Noric Company
Agreement:

                  (a) El Paso or an Affiliate of El Paso; provided that, at the date of such Hedge Agreement and at all times during the term of such Hedge Agreement, El Paso or such Affiliate, as the case may be, has an Acceptable Debt Rating from both S&P and Moody's;

                  (b) an Affiliate of El Paso; provided that, at the date of such Hedge Agreement and at all times during the term of such Hedge Agreement, El Paso has an Acceptable Debt Rating from both S&P and Moody's and the obligations of such Affiliate under such Hedge Agreement are supported by a guarantee from El Paso;

                  (c) any other Person (i) having, at the date of such Hedge Agreement and at all times during the term of such Hedge Agreement, an Acceptable Rating or (ii) whose net obligations under such Hedge Agreement are, at the date of such Hedge Agreement and at all times during the term of such Hedge Agreement, supported by Acceptable Credit Enhancement; and

                  (d) any recognized commodities exchange acting in a capacity as a hedge counterparty.

                  "ASSIGNED AGREEMENTS" has the meaning set forth in the Sponsor Subsidiary Security Agreement.

                  "ASSIGNED EQUITY AGREEMENTS" has the meaning set forth in the Sponsor Subsidiary Security Agreement.

                  "BANKRUPTCY" means, with respect to any Person, a Voluntary Bankruptcy or an Involuntary Bankruptcy. A "VOLUNTARY BANKRUPTCY" means, with respect to any Person: (a) (i) the inability of such Person generally to pay its debts as such debts become due, (ii) the failure of such Person generally to pay its debts as such debts become due or (iii) an admission in writing by such Person of its inability to pay its debts generally or a general assignment by such Person for the benefit of creditors; (b) the filing of any petition by such Person seeking to adjudicate it a bankrupt or insolvent, or seeking for itself any liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of such Person or its debts under any Applicable Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking, consenting to, or acquiescing in the entry of an order for relief, or the appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property, or the filing of an answer or other pleading admitting or failing to contest the allegations of a petition filed against it, in any proceeding of the foregoing nature; or (c) action taken by such Person to authorize any of the actions set forth above. An "INVOLUNTARY BANKRUPTCY" means, with respect to any Person, without the consent or acquiescence of such Person, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar Applicable Law, or the filing of any such petition against such Person, that shall not be dismissed or stayed within 60 days, or, without the consent or acquiescence of such Person, the entering of an order appointing a trustee, custodian, receiver or liquidator of such Person or of all or any substantial part of the property of such Person that shall not be dismissed or stayed within 60 days. This definition is intended to supersede the definition of Bankruptcy and similar events set forth in Sections 17-402(a)(4) and (5)of the Act or 18-304 of the Limited Liability Company Act, as applicable.

                  "BASE RATE" means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the highest of:

                  (a) the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time, as its base rate;

                  (b) the sum (adjusted to the nearest 1/4 of 1% or, if there is no nearest 1/4 of 1%, to the next higher 1/4 of 1%) of (i) 1/2 of 1% per annum, plus (ii) the rate obtained by dividing (A) the latest three week moving average of secondary market morning offering rates in the United States for three month certificates of deposit of major United States money market banks, such three week moving average (adjusted to the basis of a year of 360 days) being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business
         Day) for the three week period ending on the previous Friday by Citibank, N.A. on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank, N.A. from three New York certificate of deposit dealers of recognized standing selected by Citibank, N.A. by (B) a percentage equal to 100% minus the average of the daily percentages specified during such three week period by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for Citibank, N.A. with respect to liabilities consisting of or including (among other liabilities) three month U.S. dollar non-personal time deposits in the United States, plus (iii) the average during such three week period of the annual assessment rates estimated by Citibank, N.A. for determining the then current annual assessment payable by Citibank, N.A. to the Federal Deposit Insurance Corporation (or any successor) for insuring U.S. dollar deposits of Citibank, N.A. in the United States; and

                  (c) the sum of 1/2 of one percent per annum plus the Federal Funds Rate in effect from time to time.

                  "BUSINESS DAY" means (a) any day of the year except Saturday, Sunday and any day on which banks are not required or authorized by law to close in New York, New York, Wilmington, Delaware or Houston, Texas and (b) in relation to the calculation of interest under the Sponsor Subsidiary Credit Agreement based on the LIBO Rate, any day that is a "BUSINESS DAY" described in clause (a) and that is also a day for trading by and between banks in the London interbank market.

                  "BUSINESS ENTITY" means a partnership, limited partnership, limited liability partnership, corporation (including a business trust), limited liability company, unlimited liability company, joint stock company, trust, unincorporated association, joint venture or other entity.

                  "CALCULATION AGENT" means Citibank, N.A. or another independent professional adviser appointed by Mustang (with the consent of Noric Holdings, not to be unreasonably withheld).

                  "CAPITAL ACCOUNT" means, in relation to any Clydesdale Partner, the capital account established for such Clydesdale Partner pursuant to
Section 5.1 of the Clydesdale Partnership Agreement.

                  "CAPITAL CONTRIBUTION" means (a) with respect to any Clydesdale Partner, the amount of money contributed to Clydesdale by such Clydesdale Partner (or its predecessors in interest) with respect to the Clydesdale Partnership Interests held by such Clydesdale Partner, (b) with respect to any Noric Member, the amount of money and the Fair Market Value (determined as of the date of such capital contribution) of any property (other than money) contributed to Noric by such Noric Member (or its predecessors in interest) with respect to the Noric Membership Interests held by such Noric Member and (c) with respect to any Lipizzan Partner, the amount of money and the Fair Market Value (determined as of the date of such capital contribution) of any property (other than money) contributed to Lipizzan by such Lipizzan Partner (or its predecessors in interest) with respect to the Lipizzan Partnership Interests held by such Lipizzan Partner.

                  "CAPITAL CONTRIBUTION DATE" means the date for the making of any additional Capital Contribution pursuant to Section 5.4 of the Clydesdale Partnership Agreement.

                  "CAPITAL CONTRIBUTION TERMINATION DATE" means November 1,
2004.

                  "CAPITALIZED LEASES" means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

                  "CARRYING VALUE" for any Energy Investment at any time of determination means an amount equal to:

                  (a) if such Energy Investment is a Publicly Traded Investment, the Fair Market Value of such Energy Investment at the time such determination is made; or

                  (b)  in all other cases:

                       (i) initially and until the first Appraisal Event occurs
                  after the contribution thereof, the Fair Market Value established pursuant to the initial Appraisal for such Energy Investment; and

                       (ii) upon the occurrence of each Appraisal Event and
                  until the completion of the next Appraisal following the occurrence of the next Appraisal Event, the Fair Market Value of such Energy Investment as established pursuant to the Appraisal to which such Appraisal Event relates, provided that, in each case under this clause (b), if an Appraisal is not completed on or within 30 days (or, if such 30th day is not a Business Day, the next succeeding Business Day) after the occurrence of the relevant Appraisal Event (other than an Appraisal pursuant to Section 5.07(c) of the Sponsor Subsidiary Credit Agreement), the Carrying Value of such Energy Investment shall be $0.

                  "CASH COLLATERAL AMOUNT" has the meaning set forth in Section 5.06(c) of the Sponsor Subsidiary Credit Agreement.

                  "CASH COLLATERAL AMOUNT DISTRIBUTION DATE" has the meaning set forth in Section 7.04(g) of the Sponsor Subsidiary Credit Agreement.

                  "CASH EQUIVALENTS" means cash and any of the following: (a) amounts credited to current accounts, deposit accounts, time deposits, insured certificates of deposit or freely marketable and transferable debt obligations of any United States bank that is a member of the United States Federal Reserve System and whose (or whose parent's) short-term unsecured and non-credit enhanced debt obligations are rated at least "A-1" and "P-1" by S&P and Moody's, respectively, or any then equivalent rating announced by S&P or Moody's, respectively, and that is not subject to currency controls; (b) U.S. Treasury securities or any other freely negotiable and marketable debt securities issued by the government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the same; and (c) any commercial paper issued in the United States by a Person whose short-term unsecured and non-credit enhanced debt obligations are rated at least "A-1" and "P-1" by S&P and Moody's, respectively, or any then equivalent rating announced by S&P or Moody's, respectively (other than such commercial paper issued by El Paso or its Affiliates); provided, however, that items described in clauses (a) through (c) shall not constitute Cash Equivalents unless (i) such items are denominated in Dollars, (ii) if issued by a non-governmental entity, such items are issued by an issuer whose long-term unsecured and non-credit enhanced debt obligations are rated at least "A-" by S&P and "A3" by Moody's, or any then equivalent rating announced by S&P or Moody's, respectively, (iii) such items are not issues the interest or dividend on which is exempt from Federal income tax (or would be so exempt if the issue were held by a citizen or resident of the United States or a domestic corporation (as defined in Section 7701(a) of the Code)) and (iv) if other than cash or demand obligations, such items have a remaining maturity of not longer than ninety (90) days.

                  "CASH RESERVE" means, collectively, the Sponsor Subsidiary Cash Reserve, the Noric Holdings IV Cash Reserve, the Noric Cash Reserve and the Noric LP Cash Reserve.

                  "CBD MATURITY CONDITION" means, with respect to any Debt referred to in the definition of Controlled Business Debt, that such Debt (a)
(i) has a maturity date occurring prior to June 15, 2015 or (ii) is redeemable at the option of the holder, or subject to scheduled mandatory redemption, prior to June 15, 2015 and (b) (i) has a maturity date occurring on or prior to the Debt Collection Date or (ii) is redeemable at the option of the holder, or subject to scheduled mandatory redemption, prior to the Debt Collection Date.

                  "CBD MATURITY EVENT" means, with respect to any Controlled Business Debt, the occurrence of any maturity date or any scheduled or optional redemption in respect of such Controlled Business Debt.

                  "CIG CONTROLLED BUSINESS" means each of Colorado Interstate Gas Company, a Delaware corporation, and each of CIG Exploration, Inc., a Delaware corporation, CIG Field Services Company, a Delaware corporation, Colorado Water Supply Company, a Delaware corporation, Colorado Interstate Production Company, a Delaware corporation, and CIG Production Company, L.P., a Delaware limited partnership, to the extent that each such Business Entity is a Subsidiary of Colorado Interstate Gas Company.

                  "CIG EXCLUDED SUBSIDIARIES" means each of CIG Exploration, Inc., a Delaware corporation, CIG Field Services Company, a Delaware corporation, Colorado Interstate Production Company, a Delaware corporation, and CIG Production Company, L.P., a Delaware limited partnership.

                  "CIG EXISTING DEBT" means Debt, in an aggregate principal amount not to exceed $100,000,000, under (i) the Indenture, dated as of June 27, 1997, between Colorado Interstate Gas Company, a Delaware corporation and Harris Trust and Savings Bank, as trustee, (ii) the First Supplemental Indenture, dated as of June 27, 1997, between Colorado Interstate Gas Company, a Delaware corporation and Harris Trust and Savings Bank, as trustee, to the Indenture referred to in clause (i) of this definition, and (iii) any refinancings of the Debt referred to in clauses (i) and (ii) of this definition pursuant to Section 5.09(i) of the Sponsor Subsidiary Credit Agreement.

                  "CLOSING DATE" means May 9, 2000.

                  "CLYDESDALE" means Clydesdale Associates, L.P., a Delaware limited partnership.

                  "CLYDESDALE CLASS A LIMITED PARTNER" means any Person that is the holder of a Clydesdale Class A Limited Partnership Interest.

                  "CLYDESDALE CLASS A LIMITED PARTNERSHIP INTEREST" means an interest in Clydesdale described in Section 3.2(b) of the Clydesdale Partnership Agreement.

                  "CLYDESDALE CLASS B LIMITED PARTNER" means any Person that is the holder of a Clydesdale Class B Limited Partnership Interest.

                  "CLYDESDALE CLASS B LIMITED PARTNERSHIP INTEREST" means an interest in Clydesdale described in Section 3.2(c) of the Clydesdale Partnership Agreement.

                  "CLYDESDALE CUSTODIAN" means Wilmington Trust Company in its capacity as custodian, or any successor thereto pursuant to the Clydesdale Custody Agreement.

                  "CLYDESDALE CUSTODY AGREEMENT" means the Custody Agreement, dated as of May 9, 2000, between Clydesdale and the Clydesdale Custodian.

                  "CLYDESDALE EXPENSES" means, without duplication, all interest, costs, expenses, indemnities, fees (including reasonable attorneys' and accountants' fees), Additional Clydesdale Class B Limited Partner Costs, Transaction Costs, Disposition Costs, Taxes and other payment obligations incurred or owing by Clydesdale (excluding any First Priority Return, Second Priority Return and Third Priority Return and any liquidating distributions in respect of a Clydesdale Partner's Capital Account pursuant to Section 12 of the Clydesdale Partnership Agreement).

                  "CLYDESDALE GENERAL PARTNER" means any Person that is the holder of a Clydesdale General Partnership Interest.

                  "CLYDESDALE GENERAL PARTNERSHIP INTEREST" means an interest in Clydesdale described in Section 3.2(a) of the Clydesdale Partnership Agreement.

                  "CLYDESDALE LIMITED PARTNER" means:

                  (a)  a Clydesdale Class A Limited Partner; and

                  (b)  a Clydesdale Class B Limited Partner.

                  "CLYDESDALE LIQUIDATOR" has the meaning set forth in Section
12.9 of the Clydesdale Partnership Agreement.

                  "CLYDESDALE OPERATING ACCOUNT" has the meaning set forth in the Clydesdale Custody Agreement.

                  "CLYDESDALE PARTNER" means a Clydesdale General Partner, a Clydesdale Class A Limited Partner or a Clydesdale Class B Limited Partner.

                  "CLYDESDALE PARTNERSHIP AGREEMENT" means the Fourth Amended and Restated Partnership Agreement of Clydesdale Associates, L.P., originally dated as of April 28, 2000 and amended and restated as of May 9, 2000, December 15, 2000, June 29, 2001 and July 19 2002, among Appaloosa, Noric Holdings, Noric Holdings I, Mustang and Clydesdale.

                  "CLYDESDALE PARTNERSHIP INTEREST" means any Clydesdale General Partnership Interest, Clydesdale Class A Limited Partnership Interest or Clydesdale Class B Limited Partnership Interest.

                  "CLYDESDALE PROPERTY" means at any time all property owned at such time by Clydesdale, and shall include both tangible and intangible property.

                  "CLYDESDALE REQUIRED ACTIONS" means:

                  (a) any determination of the duration of an Interest Period to be made by Clydesdale pursuant to the Sponsor Subsidiary Credit Agreement;

                  (b) the notification to Noric Holdings of the amount of the cost or expense of indemnification pursuant to Section 2.02(d) of the Sponsor Subsidiary Credit Agreement;

                  (c) the notification to Noric Holdings of the Funding Rate, as required pursuant to Section 2.03 of the Sponsor Subsidiary Credit Agreement;

                  (d) the making of a written demand for indemnification for Taxes pursuant to Section 2.07 of the Sponsor Subsidiary Credit Agreement;

                  (e) the delivery of a Redetermination Notice to Noric Holdings or the Calculation Agent and the making of any request or election and giving of any consent of Clydesdale pursuant to Section
         2.09 of the Sponsor Subsidiary Credit Agreement;

                  (f) the making of any request for certificates, documents or opinions pursuant to Section 3.02(g) of the Sponsor Subsidiary Credit Agreement;

                  (g) the making of any request or any election and the giving of any consent by Clydesdale to a Sponsor Subsidiary pursuant to
         Section 5.01(f), 5.01(j), 5.08(f) or 5.10(a) of the Sponsor Subsidiary Credit Agreement;

                  (h) the making of any request to El Paso pursuant to Section 5.4(b)(viii), (ix), (x) or (xi) of the El Paso Agreement;

                  (i) any determination to be made, any other direction or notice to be given, and the exercise of any remedy by Clydesdale pursuant to Section 6.01 of the Sponsor Subsidiary Credit Agreement;

                  (j) the giving of any consent, notice, direction or instruction pursuant to Article 7 of the Sponsor Subsidiary Credit Agreement;

                  (k) the giving of any notice, or the taking of any other action, pursuant to Article 10 of the Sponsor Subsidiary Credit Agreement;

                  (l)  the exercise of any right of set-off pursuant to Section
         11.05 of the Sponsor Subsidiary Credit Agreement;

                  (m) the delivery of any notices or instructions, and the making of any request or direction pursuant to Section 6 or Section 8 of the Sponsor Subsidiary Security Agreement;

                  (n) the exercise of remedies under the Sponsor Subsidiary Security Agreement and the other Sponsor Security Credit Documents, including the acceleration of the Advances upon the occurrence and during the continuance of an Event of Default;

                  (o) the giving of any instruction pursuant to Section 4.1 of the Sponsor Subsidiary Collateral Agent Agreement;

                  (p) the appointment or removal of any Noric Class B Director, the appointment of a Noric Liquidator and the exercise of any voting rights of Clydesdale as the Noric Class B Member under the Noric Company Agreement;

                  (q) the making of any request or direction for the taking of a Noric Required Action pursuant to Section 4.8 of the Noric Company Agreement;

                  (r)  the making of a request pursuant to Section 7.1(d) and
         Section 7.3(a) of the Noric Company Agreement;

                  (s) the exercise of any right of Clydesdale under any Sponsor Subsidiary Company Agreement;

                  (t) the making of any request or direction for the taking of any Sponsor Subsidiary Required Action or any Noric Holdings IV Required Action;

                  (u) the appointment of a Sponsor Subsidiary Liquidator pursuant to a Sponsor Subsidiary Company Agreement;

                  (v) the giving of notice pursuant to the definition of "Notice Event" in a Sponsor Subsidiary Company Agreement;

                  (w) the giving of any instruction, advice or direction or the making of any request pursuant to the Noric Custody Agreement;

                  (x) the giving of any instruction, advice or direction or the making of any request pursuant to the Clydesdale Custody Agreement;

                  (y) the making of any request pursuant to Section 11 of the El Paso Guaranty Agreement;

                  (z) after the occurrence of a Liquidating Event, taking all actions reasonably necessary or advisable to allow for an orderly liquidation of Clydesdale;

                  (aa) the giving of any instruction referred to in Section 4.12(b) of the Clydesdale Partnership Agreement;

                  (bb) causing Clydesdale to pay any Clydesdale Expenses pursuant to Section 4.13 of the Clydesdale Partnership Agreement;

                  (cc) notifying Noric Holdings of any increase in the Applicable Margin pursuant to Section 4.14 of the Clydesdale Partnership Agreement;

                  (dd)  the causing of any payment or distribution pursuant to
         Section 7.1 or 7.3 of the Clydesdale Partnership Agreement;

                  (ee) the making of any discretionary determination to be made by Clydesdale under the definition of "Eligible Investment";

                  (ff) the making of any request under the definition of "Reserve Report"; and

                  (gg) the giving of any notice, or the making of any determination or request pursuant to the Acquisition/Accession Procedures Schedule.

                  "CODE" means the United States Internal Revenue Code of 1986.

                  "COLLATERAL" has the meaning set forth in the Sponsor Subsidiary Security Agreement.

                  "COLLECTION DATE" means the date on which (a) if El Paso exercises the Purchase Option, all amounts due and payable by El Paso (or its designee) under the Purchase Option Agreement and all amounts payable by Clydesdale in respect of such exercise are paid in full or (b) otherwise, after the occurrence of the Liquidation Start Date, all amounts in respect of the retirement or redemption of Capital Accounts shall have been paid in full and all other amounts owing in respect of Mustang's Clydesdale Class B Limited Partnership Interest through the date of the payment of amounts in respect of the retirement or redemption of Capital Accounts shall have been paid in full and all other amounts, if any, owing to Mustang under the Purchase Option Agreement shall have been paid in full and (if applicable) Mustang shall have received the report described in Section 12.10(d) of the Clydesdale Partnership Agreement; provided, however, that if, after any payment that would otherwise have constituted "payment in full" of any such amount, such payment or any part thereof is deemed to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or similar Person by a court of competent jurisdiction at any time during the one-year period following such payment in the case of any fraudulent conveyance, or during the 90-day period following such payment in the case of any preference or otherwise, then the amount of such payment or such part thereof shall be reinstated and outstanding or unpaid as if such payment or part thereof had not occurred unless such payment or such part thereof shall have been discharged in bankruptcy.

                  "COMPLIANCE CERTIFICATE" means a written certification that no Incipient Event, Event of Default, Liquidating Event, Termination Event or Notice Event has occurred and is continuing or, if any such event has occurred and is continuing, the action that El Paso, Clydesdale or the relevant Sponsor Subsidiary (as applicable) is taking or proposes to take with respect to such event, and:

                  (a) in the case of a Compliance Certificate to be delivered under Section 5.4(b)(i) or (ii) of the El Paso Agreement, a written certification by a Responsible Officer of El Paso of the following information in substantially the form of Exhibit C-1 to the Clydesdale Partnership Agreement:

                       (i) an Operating Report;

                       (ii) the amount of the Maximum Clawback Amount, if any,
                  as at the end of the relevant Fiscal Year or Fiscal Quarter (as applicable);

                       (iii) the Excess Distribution, if any, for such Fiscal
                  Year or Fiscal Quarter;

                       (iv) details of the aggregate principal amount of all
                  A-Loans outstanding and the Total Cash Collateral Amount as at the Coverage Test Date with respect to such Fiscal Year or Fiscal Quarter; and

                       (v) calculations of the financial covenants in Section
                  5.04 of the Sponsor Subsidiary Credit Agreement in sufficient detail to establish compliance therewith and calculations in sufficient detail establishing the absence of any Event of Default under Section 6.01(f) of the Sponsor Subsidiary Credit Agreement; and

                  (b) in the case of a Compliance Certificate to be delivered under Section 5.07(f) of the Sponsor Subsidiary Credit Agreement, a written certification of a Responsible Officer of El Paso of pro forma calculations of the financial covenants in Sections 5.04(a), (b) and
         (f) of the Sponsor Subsidiary Credit Agreement in sufficient detail to establish compliance therewith together with copies of the Appraisals referred to in Section 5.07 of the Sponsor Subsidiary Credit Agreement, in substantially the form of Exhibit C-2 to the Clydesdale Partnership Agreement;

                  (c) in the case of a Compliance Certificate to be delivered under the proviso to 7.04(g) of the Sponsor Subsidiary Credit Agreement, a written certification of a Responsible Officer of El Paso showing (i) the amount of the Total Cash Collateral Amount to be transferred pursuant thereto and (ii) the calculation of the financial covenant set forth in Section 5.04(f) of the Sponsor Subsidiary Credit Agreement, in substantially the form of Exhibit C-3 to the Clydesdale Partnership Agreement; and

                  (d) in the case of a Compliance Certificate to be delivered under Section 5.4(c)(i) or (ii) of the El Paso Agreement, a written certification of a Responsible Officer of El Paso and substantially in the form of Exhibit C-4 to the Clydesdale Partnership Agreement.

                  "CONSENT AGREEMENT" means the Consent Agreement dated as of July 19, 2002 among El Paso, each El Paso Party, Investor, the Equity Participants, Dongola, Inc., Thoroughbred Holdings, L.L.C., Thoroughbred Holdings II, L.L.C., Shetland Holdings Company, TCW Leveraged Income Trust II, L.P., SEQUILS I, LTD., BSCS XXVII, Inc., Ambac Assurance Corporation, Wilmington Trust Company, Citicorp North America, Inc., as Administrative Agent, RCE Agent, Escrow Agent and Collateral Agent under the Mustang Credit Agreement and the Lenders.

                  "CONSOLIDATED" refers to the consolidation of the accounts of El Paso and its Subsidiaries in accordance with GAAP.

                  "CONSOLIDATED TAXES" has the meaning set forth in Section 5.2(i) of the El Paso Agreement.

                  "CONTINGENT GUARANTY" has the meaning set forth in the definition of "Guaranty".

                  "CONTRIBUTED VALUE" (a) of any Energy Investment, means the value of such Energy Investment, as determined by the initial Appraisal of such Energy Investment pursuant to the Acquisition/Accession Procedures Schedule; and

                  (b) of any Intermediate Holder, Underlying Business or all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business, means the Contributed Value of the Energy Investment to which such Intermediate Holder or Underlying Business or the assets or Equity Interests thereof relates.

                  "CONTROLLED BUSINESS" means each Intermediate Holder (if any) and Underlying Business relating to each Energy Investment (other than any Publicly Traded Investment).

                  "CONTROLLED BUSINESS DEBT" means Debt, in an aggregate principal amount not to exceed $180,000,000, under (i) the Indenture, dated as of June 15, 1990, between Colorado Interstate Gas Company, a Delaware corporation and Texas Commerce Bank National Association, a national banking association, as trustee, and (ii) any refinancings of the Debt referred to in clause (i) of this definition pursuant to Section 5.03(a) of the Sponsor Subsidiary Credit Agreement to the extent that any such refinanced Debt is subject to a CBD Maturity Condition.

                  "COUNTERPARTY" means in respect of an E&P Participation Agreement or a Production Payment Agreement, each party to such E&P Participation Agreement or such Production Payment Agreement (other than any Sponsor Subsidiary, Lipizzan, Noric or Noric LP);

                  "COVERAGE TEST DATE" has the meaning set forth in Section 5.04(a) of the Sponsor Subsidiary Credit Agreement.

                  "COVERED DOCUMENTS" (a) as used in the Clydesdale Partnership Agreement, has the meaning set forth in Section 13.1 of the Clydesdale Partnership Agreement, (b) as used in the Noric Company Agreement, has the meaning set forth in Section 13.1 of the Noric Company Agreement, (c) as used in the Noric LP Partnership Agreement, has the meaning set forth in Section 12.1 of the Noric LP Partnership Agreement and (d) as used in the Lipizzan Partnership Agreement, has the meaning set forth in Section 12.1 of the Lipizzan Partnership Agreement.

                  "CURRENT E&P BORROWING BASE" has the meaning set forth in
Section 2.09(b)(vi) of the Sponsor Subsidiary Credit Agreement.

                  "CURRENT REIMBURSEMENT OBLIGATIONS" means, with respect to any Person, non-contingent obligations of such Person to reimburse a bank or other Person in respect of amounts paid under a letter of credit or similar instrument that are paid on or prior to the fifth Business Day after the due date therefor.

                  "DEBT" means, as to any Person, all Relevant Indebtedness of such Person other than (a) any Project Financing of such Person, (b) in the case of El Paso or a Subsidiary, any liabilities of El Paso or such Subsidiary, as the case may be, under any Alternate Program, or any document executed by El Paso or such Subsidiary, as the case may be, in connection therewith, (c) any obligations of El Paso or a Subsidiary with respect to lease payments for the headquarters building of El Paso located in Houston, Texas and (d) Current Reimbursement Obligations of such Person; provided, however, that for purposes of Section 5 of the El Paso Agreement, "Debt" shall not include up to an aggregate amount (determined without duplication of amount) of $200,000,000 of
(i) the amount of optional payments in lieu of asset repurchase or other payments to similar effect, including extension or renewal payments, on off-balance sheet leases and (ii) the amount of the purchase price for optional acquisition of such asset (in either case, calculated at the lower amount payable in respect of such asset under clause (i) or (ii) above).

                  "DEBT COLLECTION DATE" means the day on which the aggregate outstanding principal amount of the Advances shall have been paid in full together with (without duplication) all accrued interest, fees, expenses and indemnities and other Obligations under the Sponsor Subsidiary Credit Documents.

                  "DEFAULT" means any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  "DESIGNATED REPRESENTATIVE" has the meaning set forth in the Mustang Company Agreement.

                  "DISPOSITION" means, with respect to any property (including any Transaction Asset, any interest in any E&P Participation Property the subject of an E&P Participation Agreement, any Production Payment Interest or any Subject Interest), any sale, assignment, gift, exchange, lease, conversion, novation, transfer, or other disposition of such property, including any (a) transfer by way of a capital contribution, (b) any cancellation or other termination of an E&P Participation Agreement or re-assignment or other re-conveyance of the rights of the relevant Sponsor Subsidiary, Noric or Noric LP, as the case may be, under any E&P Participation Agreement to the Counterparty under such E&P Participation Agreement and (c) any re-assignment, release or other re-conveyance of all or any part, as the case may be, of the rights or interests of Lipizzan in respect of a Production Payment Interest to the Counterparty to the relevant Production Payment Agreement. "DISPOSE" and "DISPOSED" shall have correlative meanings.

                  "DISPOSITION COSTS" means all expenses, costs, liabilities, fees, Taxes and other amounts incurred or payable in connection with a Disposition.

                  "DISPOSITION VALUE" means:

                  (a) with respect to Dispositions of interests in any Production Payment attributable to Dispositions of Subject Interests burdened by such Production Payment, the product of (x) the greater of
         (i) the ratio of the projected hydrocarbon production volumes from such Subject Interests as shown in the most recently delivered Reserve Report over the aggregate projected hydrocarbon production volumes from all Subject Interests burdened by such Production Payment as shown in the most recently delivered Reserve Report and (ii) the ratio of the PV-10 Value of such Subject Interests as shown in the most recently delivered Reserve Report over the aggregate PV-10 Value of all Subject Interests burdened by such Production Payment as shown in the most recently delivered Reserve Report, and (y) the aggregate PV-10 Value of such Production Payment as shown in the most recently delivered Reserve Report; and

                  (b) with respect to Dispositions of interests in E&P Participation Properties, the PV-10 Value of the Disposed interests in E&P Participation Properties.

                  "DISTRIBUTION" means, as applicable, any distribution or dividend or return of capital or any other distribution, payment, remittance or delivery of property or cash in respect of, or the redemption, retirement, purchase or other acquisition, directly or indirectly, of, any Clydesdale Partnership Interest, Noric Membership Interest, Palomino Membership Interest, Paso Fino Membership Interest, Noric LP Partnership Interest, Lusitano Membership Interest, Lipizzan General Partnership Interest, Lipizzan Limited Partnership Interest or Sponsor Subsidiary Membership Interest or in respect of any Energy Investment now or hereafter outstanding or the setting aside of any funds for any of the foregoing purposes. "DISTRIBUTE", "DISTRIBUTED" and "DISTRIBUTIVE" shall have correlative meanings.

                  "DOLLARS" and the sign "$" each shall mean the lawful currency of the United States.

                  "E&P ASSET" means (i) all of the right, title and interest of any Sponsor Subsidiary, Noric or Noric LP (as the case may be) in and to all E&P Participation Property and all other rights and interests under any E&P Participation Agreement to which it is a party and (ii) all of the right, title and interest of Lipizzan in and to all Production Payment Interests.

                  "E&P BORROWING BASE" means:

                  (a) on any date prior to the effective date of the first E&P Borrowing Base Determination or E&P Borrowing Base Redetermination pursuant to Section 2.09 of the Sponsor Subsidiary Credit Agreement, the amount set forth in Section 2.09(a) of the Sponsor Subsidiary Credit Agreement; and

                  (b) thereafter, the amount determined pursuant to an E&P Borrowing Base Determination or an E&P Borrowing Base Redetermination under Section 2.09 of the Sponsor Subsidiary Credit Agreement,

provided, however, that the E&P Borrowing Base Amount shall not at any time exceed 70% of the Unrecovered Capital of Mustang in Clydesdale at such time.

                  "E&P BORROWING BASE DETERMINATION" has the meaning set forth in Section 2.09(b) of the Sponsor Subsidiary Credit Agreement.

                  "E&P BORROWING BASE EFFECTIVE DATE" has the meaning set forth in Section 2.09(b)(vi) of the Sponsor Subsidiary Credit Agreement.

                  "E&P BORROWING BASE PERIOD" has the meaning set forth in
Section 2.09(b) of the Sponsor Subsidiary Credit Agreement.

                  "E&P BORROWING BASE RECOMMENDATION" has the meaning set forth in Section 2.09(b) of the Sponsor Subsidiary Credit Agreement.

                  "E&P BORROWING BASE REDETERMINATION" has the meaning set forth in Section 2.09(c) of the Sponsor Subsidiary Credit Agreement.

                  "E&P BORROWING BASE REPORT" means a report prepared by the Calculation Agent in substantially the form of Exhibit D to the Sponsor Subsidiary Credit Agreement.

                  "E&P HOLDBACK AMOUNT" means, for any Fiscal Quarter (the "RELEVANT FISCAL QUARTER"), an amount equal to sum of (i) the aggregate amount of payments received by the Sponsor Subsidiaries, Lipizzan, Noric and Noric LP in respect of all E&P Participation Agreements and all Production Payments during the Relevant Fiscal Quarter and (ii) the aggregate amount of payments received by the Sponsor Subsidiaries, Lipizzan, Noric and Noric LP in respect of all E&P Participation Agreements and all Production Payments during each prior Fiscal Quarter (if any) in the Fiscal Year in which the Relevant Fiscal Quarter falls.

                  "E&P NOTIONAL INTEREST" means at any time of determination the amount equal to the product of a percentage equal to the per annum Funding Rate applicable during the most recently completed Payment Period and the E&P Borrowing Base at such time.

                  "E&P PARTICIPATION AGREEMENT" means each agreement substantially in the form of Exhibit A to the Sponsor Subsidiary Credit Agreement to which a Sponsor Subsidiary, Noric or Noric LP is a party.

                  "E&P PARTICIPATION PROPERTY" means, at any time, each oil and gas well included as a "Subject Property" under an E&P Participation Agreement at such time.

                  "EBITDA" means, for any period and for any Underlying Business, the sum of (a) net income (or net loss), (b) interest expense, (c) income tax expense, (d) depreciation expense, (e) amortization expense, (f) all extraordinary noncash losses otherwise deducted from the determination of net income (or net loss) for such period (other than any such noncash losses that require an accrual or reserve for cash charges for any future period and any write-downs or write-offs of accounts receivables) less all extraordinary noncash gains otherwise added in the determination of net income (or net loss) for such period, and (g) all non-recurring losses or expenses deducted from the determination of net income (or net loss) for such period to the extent such losses or expenses were funded from capital contributions from any holder of Equity Interests in such Underlying Business, in each case of such Underlying Business and its consolidated subsidiaries, determined on a consolidated basis in accordance with GAAP for such period.

                  "ELIGIBLE INVESTMENT" means:

                  (a) in respect of any Energy Investment, those equity and debt Investments with respect to which:

                       (i) the Underlying Business and, if any, each
                  Intermediate Holder, in which any Sponsor Subsidiary directly or indirectly holds an interest, is organized under the laws of any Permitted Jurisdiction or political subdivision thereof;

                       (ii) such business is conducted exclusively in, and the
                  sources of its operating income are derived at least 95% from, any Permitted Jurisdiction and, after giving effect to the contribution of such Energy Investment, Energy Investments conducting business outside the United States shall not have an aggregate Energy Investment Loan Value in excess of 25% of the Aggregate Energy Investment Loan Value Amount;

                       (iii) the Fair Market Value of such Investment on the
                  date of its contribution shall be at least $25,000,000;

                       (iv) the business conducted by the Underlying Business
                  related thereto shall consist primarily in the provision of telecommunications services or the gathering, transmission, storage and/or processing of natural gas or the non-nuclear electric power generation business, in all cases primarily using proven technology, and shall specifically exclude: the lines of business that El Paso Merchant Energy Company currently and in the future may conduct in marketing, trading and integrated risk management, and other lines of business that are not typically financed by major money center commercial banks; and

                       (v) Clydesdale shall have determined (and received all
                  consents to such determination required under the Operative Documents) at the time of its contribution or acquisition the amount of the Energy Investment Loan Value for such Energy Investment in its discretion; and

                       (vi) the Intermediate Holders (if any) and the Underlying
                  Business related thereto shall have received equity contributions in an amount equal to at least the amount of all Indebtedness that would not be permitted Indebtedness with respect to such Intermediate Holder and Underlying Business under Section 5.09 of the Sponsor Subsidiary Credit Agreement (after giving effect to the Transaction Asset Schedule relating to such Energy Investment), and all such unpermitted Indebtedness shall have been paid in full with the proceeds of such equity contributions to the satisfaction of Clydesdale and Mustang;

                  (b) in respect of an E&P Asset, an E&P Participation Agreement or a Production Payment Interest:

                       (i) under which each E&P Participation Property the
                  subject of such E&P Participation Agreement or each Subject Interest relating to such Production Payment Interest, as the case may be, is located exclusively in any Permitted Jurisdiction or political subdivision thereof; provided that, after giving effect to the contribution of all E&P Assets, E&P Participation Properties and Subject Interests relating to such Production Payment Interest located outside the United States shall not account for more than 25% of the E&P Borrowing Base for all E&P Participation Properties and Production Payment Interests;

                       (ii) the source of the operating income from each such
                  E&P Participation Property and each such Subject Interest relating to such Production Payment Interest is derived at least 95% from Permitted Jurisdictions;

                       (iii) each such E&P Participation Property and each such
                  Subject Interest relating to such Production Payment Interest primarily comprises Proved Producing Reserves, operated and exploited using proven technology;

                       (iv) the Counterparty under each E&P Participation
                  Agreement and each Production Payment Agreement is El Paso, EPPC, El Paso Production Oil &

                  Gas USA, El Paso Oil & Gas Resources or another Affiliate of El Paso, whose obligations under each E&P Participation Agreement and each Production Payment Agreement to which it is a party are guaranteed under the El Paso Agreement; and

                       (v) such E&P Participation Agreement or such Production
                  Payment Agreement is the legal, valid and binding obligation of the Counterparty thereto and the relevant Sponsor Subsidiary party thereto, Lipizzan, Noric or Noric LP, as the case may be, enforceable against such Counterparty and such Sponsor Subsidiary, Lipizzan, Noric or Noric LP, as the case may be, in accordance with its terms.

                  "EL PASO" means El Paso Corporation, a Delaware corporation, and any successor not prohibited by the terms of the El Paso Agreement.

                  "EL PASO AGREEMENT" means the Amended and Restated El Paso Agreement, originally dated as of May 9, 2000 and amended and restated as of December 15, 2000, June 29, 2001 and July 19 2002, executed by El Paso in favor of Mustang and the other beneficiaries described therein.

                  "EL PASO COMPANY" shall mean a corporation, partnership or other Business Entity with respect to which El Paso directly, or indirectly through one or more intermediaries, controls (a) in the case of any such corporation (i) more than 50% of the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors and (ii) issued and outstanding capital stock entitled to receive more than 50% of dividends declared in respect of all issued and outstanding shares of capital stock of such corporation or (b) in the case of any such partnership or other Business Entity (i) more than 50% of the interests in such partnership or other Business Entity (A) entitled to manage or direct the management of such entity or (B) having voting power to elect a managing partner or member, board of managers or any similar managing Person or body of such partnership or other Business Entity responsible for the management of such entity and (ii) more than 50% of the interests in the capital or profits of such partnership or other Business Entity.

                  "EL PASO DEFAULT" means any event that would constitute an El Paso Event but for the requirement that notice be given or time elapse or both.

                  "EL PASO DEMAND LOAN" means a demand loan by Lipizzan, Noric, Noric LP or a Sponsor Subsidiary to El Paso or an Affiliate of El Paso evidenced by an El Paso Demand Note and, in the case of a demand loan to an Affiliate of El Paso, guaranteed by El Paso pursuant to the El Paso Guaranty.

                  "EL PASO DEMAND NOTE" means (a) in relation to an El Paso Demand Loan to El Paso, a note evidencing such El Paso Demand Loan in the form of Exhibit C-1 to the Sponsor Subsidiary Credit Agreement or (b) in relation to an El Paso Demand Loan to an Affiliate of El Paso, a note evidencing such El Paso Demand Loan in the form of Exhibit C-2 to the Sponsor Subsidiary Credit Agreement.

                  "EL PASO EVENT" shall mean the occurrence and continuance of any of the following events:

                  (a) El Paso or any Affiliate of El Paso (as applicable) shall fail to pay (i) the principal of any El Paso Demand Loan or Affiliate Loan (including, in each case, pursuant to the El Paso Guaranty or any other guaranty relating thereto) after the same becomes due and payable or is demanded or (ii) any amount payable by it under the El Paso Agreement, the El Paso Guaranty or any other guaranty by El Paso of any obligations of any El Paso Party under the Operative Documents, or interest or any other amounts owing on any A-Loan (other than principal), El Paso Demand Loan or Affiliate Loan (including, in each case, pursuant to the El Paso Guaranty or any other guaranty relating thereto), in each case under this clause (ii) within five Business Days after the same becomes due and payable; or

                  (b) Any representation or warranty made or deemed made by El Paso in the El Paso Agreement or by El Paso (or any of its officers) in connection with the El Paso Agreement shall prove to have been incorrect in any material respect when made or deemed made; or

                  (c) (i) El Paso shall fail to comply with Section 5.1(xviii)(B) of the El Paso Agreement or (ii) (A) El Paso shall fail to perform or observe any other term, covenant or agreement contained in the El Paso Agreement or (B) El Paso or any El Paso Party shall fail to perform or observe any other term, covenant or agreement contained in any other Operative Document (other than the Clydesdale Partnership Agreement, the Noric Company Agreement, the Palomino Company Agreement, the Paso Fino Company Agreement, the Noric LP Partnership Agreement, the Lusitano Company Agreement, the Lipizzan Partnership Agreement, any Sponsor Subsidiary Company Agreement, any Production Payment Agreement or any E&P Participation Agreement) on its part to be performed or observed, in each case above if, in the case of any such term, covenant or agreement referred to in clause (ii)(A) or (B) above, such failure shall remain unremedied for 30 days after written notice thereof shall have been given to El Paso by Mustang or its nominee; or

                  (d) El Paso or any Principal Subsidiary shall fail to pay any Debt or Guaranty (excluding Debt evidenced by or incurred pursuant to any Operative Document) of El Paso or such Principal Subsidiary (as the case may be) in an aggregate principal amount of $200,000,000 or more, at such time, or any installment of principal thereof or interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt or Guaranty; or any other default under any agreement or instrument relating to any such Debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate the maturity of such Debt; or any such Debt shall be required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, as a result of either (i) any default under any agreement or instrument relating to any such Debt or (ii) the occurrence of any other event (other than an issuance, sale or other disposition of stock or other assets, or an incurrence or issuance of Relevant Indebtedness or other obligations, giving rise to a repayment or prepayment obligation in respect of such Debt) the effect of which would otherwise be to accelerate the maturity of such Debt; provided that, notwithstanding any provision contained in this clause (d) to the contrary, to the extent that, pursuant to the terms of any agreement or instrument relating to any Debt or Guaranty referred to in this clause (d) (or in the case of any such Guaranty, relating to any obligations Guaranteed thereby), any sale, pledge or disposal of Margin Stock, or utilization of the proceeds of such sale, pledge or disposal, would result in a breach of any covenant contained therein or otherwise give rise to a default or event of default thereunder and/or acceleration of the maturity of the Debt or obligations extended pursuant thereto, or payment pursuant to any Guaranty, and as a result of such terms or of such sale, pledge, disposal, utilization, breach, default, event of default or acceleration or nonpayment under such Guaranty, or the provisions thereof relating thereto, the El Paso Agreement or any other Operative Document or any extension of credit under any of the foregoing would otherwise be subject to the margin requirements or any other restriction under Regulation U issued by the Board of Governors of the Federal Reserve System, then such breach, default, event of default or acceleration, or nonpayment under any Guaranty, shall not constitute an El Paso Event under this clause (d); or

                  (e) El Paso shall fail to have, directly or indirectly, beneficial ownership of 100% of the equity voting interest in Appaloosa or any Sponsor Subsidiary; or

                  (f) Any judgment or order of any court for the payment of money in excess of $100,000,000 shall be rendered against El Paso or any Principal Subsidiary and either (i) enforcement proceedings shall have been commenced and are continuing or have been completed by any creditor upon such judgment or order (other than any enforcement proceedings consisting of the mere obtaining and filing of a judgment lien or obtaining of a garnishment or similar order so long as no foreclosure, levy or similar process in respect of such lien, or payment over in respect of such garnishment or similar order, has commenced and is continuing or has been completed) or (ii) there shall be any period of 30 consecutive days during which a stay of execution or of enforcement proceedings (other than those referred to in the parenthesis in clause (i) above) in respect of such judgment or order, by reason of a pending appeal, bonding or otherwise, shall not be in effect; or

                  (g) (i) Any ERISA Termination Event with respect to a Plan shall have occurred and, 30 days after notice thereof shall have been given to El Paso by Clydesdale or any Clydesdale Partner or its nominee, such ERISA Termination Event shall still exist; or (ii) El Paso or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan; or (iii) El Paso or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization, or is insolvent or is being terminated, within the meaning of Title IV of ERISA; or (iv) any Person shall engage in a "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan; and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, would result in an aggregate liability of El Paso or any ERISA Affiliate that would exceed 10% of Net Worth; or

                  (h) Upon completion of, and pursuant to, a transaction, or a series of transactions (which may include prior acquisitions of capital stock of El Paso in the open market or otherwise), involving a tender offer (i) a "person" (within the meaning of Section 13(d) of the Securities Exchange Act), other than El Paso, a Subsidiary of El Paso or any employee benefit plan maintained for employees of El Paso and/or any of its Subsidiaries or the trustee therefor, shall have acquired direct or indirect ownership of and paid for in excess of 50% of the outstanding capital stock of El Paso entitled to vote in elections for directors of El Paso and (ii) at any time before the later of (A) six months after the completion of such tender offer and (B) the next annual meeting of the shareholders of El Paso following the completion of such tender offer more than half of the directors of El Paso consists of individuals who (1) were not directors before the completion of such tender offer and (2) were not appointed, elected or nominated by the Board of Directors in office prior to the completion of such tender offer (other than any such appointment, election or nomination required or agreed to in connection with, or as a result of, the completion of such tender offer); or

                  (i) The El Paso Agreement or any other Operative Document to which El Paso or any El Paso Party is a party in whole or in material part shall for any reason cease to be the legal, valid and binding obligations of El Paso or such El Paso Party, as the case may be, or the validity of any such agreement shall be contested in writing by El Paso or any such El Paso Party, or El Paso or any such El Paso Party shall in writing deny liability under the El Paso Agreement or any such other Operative Document; or

                  (j)  [Intentionally omitted]

                  (k) Any judgment or order of any court for the payment of money in excess of $10,000,000 (in the case of a Counterparty to an E&P Participation Agreement or a Production Payment Agreement) shall be rendered against such Counterparty and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order (other than any enforcement proceedings consisting of the mere obtaining and filing of a judgment lien or obtaining of a garnishment or similar order so long as no foreclosure, levy or similar process in respect of such lien, or payment over in respect of such garnishment or similar order, has commenced) or (ii) there shall be any period of 30 consecutive days during which a stay of execution or of enforcement proceedings (other than those referred to in the parenthesis in clause (i) above) in respect of such judgment or order, by reason of a pending appeal, bonding or otherwise, shall not be in effect.

                  "EL PASO EXISTING 364-DAY FACILITY" means the $3,000,000,000 364-Day Revolving Credit and Competitive Advance Facility Agreement, dated as of May 15, 2002, among El Paso, EPNGC, Tennessee, the several banks and financial institutions from time to time parties thereto, JPMorgan Chase Bank, as administrative agent and CAF advance agent, Citibank, N.A. and ABN AMRO Bank, N.V., as co-documentation agents, and Bank of

America, N.A. and Credit Suisse First Boston, as co-syndication agents, as the same may be amended, supplemented and modified from time to time.

                  "EL PASO EXISTING 3-YEAR FACILITY" means the $1,000,000,000 3-year Revolving Credit and Competitive Advance Facility Agreement, dated as of August 4, 2000, among El Paso, EPNGC, Tennessee, the several banks and financial institutions from time to time parties thereto, JPMorgan Chase Bank, as administrative agent and CAF advance agent, Citibank, N.A., and ABN AMRO Bank, N.V., as co-documentation agents, and Bank of America, N.A., as syndication agent, as the same may be amended, supplemented and modified from time to time.

                  "EL PASO GUARANTY" means the Amended and Restated Guaranty Agreement, dated as of May 9, 2000 and amended and restated as of December 15, 2000 and July 19 2002, made by El Paso in favor of the Sponsor Subsidiaries.

                  "EL PASO HYDROCARBON SALES CONTRACT" means any Hydrocarbon Sales Contract (as defined in the Production and Delivery Agreement) under which an Affiliate of El Paso purchases hydrocarbons.

                  "EL PASO OIL & GAS RESOURCES" means El Paso Oil & Gas Resources Company, L.P., a Delaware limited partnership.

                  "EL PASO PARTY" means:

                  (a)  Appaloosa;

                  (b)  Clydesdale;

                  (c)  Noric;

                  (d)  Palomino;

                  (e)  Paso Fino

                  (f)  Noric LP;

                  (g)  Lusitano;

                  (h)  Lipizzan;

                  (i)  each Sponsor Subsidiary and each Sponsor Subsidiary
         Member;

                  (j)  Shetland;

                  (k) each Counterparty to each E&P Participation Agreement and each Production Payment Agreement;

                  (l) each Affiliate of El Paso party to an El Paso Hydrocarbon Sales Contract; and

                  (m) any other Affiliates of El Paso that are parties to the Operative Documents.

                  "EL PASO PRODUCTION OIL & GAS USA" means El Paso Production Oil & Gas USA, L.P., a Delaware limited liability partnership.

                  "EL PASO RA EVENT" has the meaning set forth in Section 2.05(b)(viii) of the Sponsor Subsidiary Credit Agreement.

                  "EL PASO UNDERTAKING" shall mean, when executed and delivered to Clydesdale, the undertaking by El Paso in favor of Clydesdale in the form of
Exhibit 5.03(b) to the Sponsor Subsidiary Credit Agreement.

                  "ENERGY INVESTMENT" means any Equity Interest described in
Part I, II or III of any Transaction Schedule which has not been Disposed of and which substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business relating thereto have not been Disposed of.

                  "ENERGY INVESTMENT EXPOSURE" means at any time of determination an amount equal to (a) the Unrecovered Capital of Mustang in Clydesdale at such time less (b) the Total Cash Collateral Amount at such time less (c) the E&P Borrowing Base in effect at such time.

                  "ENERGY INVESTMENT LOAN VALUE" means, in respect of any Energy Investment, the loan value notified to the relevant Additional Sponsor Subsidiary or existing Sponsor Subsidiary pursuant to the Acquisition/Accession Procedures Schedule as the Energy Investment Loan Value for such Energy Investment, as such loan value may from time to time be adjusted pursuant to
Section 2.11 of the Sponsor Subsidiary Credit Agreement.

                  "ENERGY INVESTMENT LOAN VALUE VOTING DATE" means, with respect to a request by Noric Holdings pursuant to Section 2.11 of the Sponsor Subsidiary Credit Agreement to increase the Energy Investment Loan Value of any Energy Investment, the date falling no later than 30 days after such request.

                  "ENERGY INVESTMENT NOTIONAL AMORTIZATION" means, at any time of determination an amount equal to 12% of the Energy Investment Exposure at such time.

                  "ENGAGE LETTER" means the letter, dated as of July 19 2002, from El Paso Merchant Energy, L.P. (f/k/a Engage Energy US, L.P.), El Paso Production Oil & Gas USA and El Paso Oil & Gas Resources to Lipizzan with respect to the El Paso Hydrocarbon Sales Contract (Gas Purchase Agreement), dated as of February 21, 1997, between Engage Energy, US, L.P. and El Paso Production Oil & Gas Company, et al., successors to Coastal Oil & Gas Corporation, et al.

                  "ENVIRONMENTAL ACTION" means any action, suit, demand, demand letter, claim, notice of noncompliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any Governmental

Authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any Governmental Authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

                  "ENVIRONMENTAL LAW" means any Federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

                  "ENVIRONMENTAL PERMIT" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

                  "EPNGC" means El Paso Natural Gas Company, a Delaware corporation.

                  "EPPC" means El Paso Production Company (formerly known as Sonat Exploration Company), a Delaware corporation.

                  "EPPGOM" means El Paso Production GOM, Inc. (formerly known as Sonat Exploration GOM Inc.), a Delaware corporation.

                  "EPTPC" means El Paso Tennessee Pipeline Co., a Delaware corporation.

                  "EPTPC FACILITY" means the $3,000,000,000 Revolving Credit and Competitive Advance Facility Agreement, dated as of November 4, 1996, among EPTPC, the several financial institutions from time to time parties thereto, and The Chase Manhattan Bank, as administrative agent and CAF advance agent thereunder, as the same may be amended, modified or supplemented from time to time.

                  "EQUITY INTERESTS" means any capital stock, partnership, joint venture, member or limited liability or unlimited liability company interest, beneficial interest in a trust or similar entity or other equity interest or investment of whatever nature.

                  "EQUITY INVESTOR" means each "Participant" under and as defined in the Mustang Company Agreement.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued from time to time thereunder.

                  "ERISA AFFILIATE" means any Person who is a member of El Paso's controlled group within the meaning of Section 4001(a)(14)(A) of ERISA.

                  "ERISA TERMINATION EVENT" means (a) a "reportable event," as such term is described in Section 4043 of ERISA (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC under subsection .21, ..22, .23, .25, .27, .28, .31, .33, .35 or 64 of PBGC Reg. ss. 4043), or an event described in Section 4062(e) of ERISA, or (b) the withdrawal of El Paso or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer," as such term is defined in Section 4001(a)(2) of ERISA or the incurrence of liability by El Paso or any ERISA Affiliate under
Section 4064 of ERISA upon the termination of a Multiple Employer Plan, or (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or
(e) the conditions set forth in Section 302(f)(1)(A) and (B) of ERISA to the creation of a lien upon property or rights to property of El Paso or any ERISA Affiliate for failure to make a required payment to a Plan are satisfied, or (f) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA, or (g) the occurrence of any other event or the existence of any other condition which would reasonably be expected to result in the termination of, or the appointment of a trustee to administer, any Plan under Section 4042 of ERISA.

                  "EVENT OF DEFAULT" has the meaning specified in Section 6.01 of the Sponsor Subsidiary Credit Agreement.

                  "EXCESS DISTRIBUTION" means, as at any date during any Fiscal Quarter, the amount (if any) by which (a) the cumulative Distributions received by all Sponsor Subsidiaries in respect of all Underlying Businesses (excluding Publicly Traded Investments) during such Fiscal Quarter through such date exceed
(b) the aggregate amount of retained earnings of all Underlying Businesses (excluding Publicly Traded Investments) as at the end of the period to which the most recent accounts delivered pursuant to Section 5.4(b)(i) or (ii) of the El Paso Agreement (as applicable) relate, as disclosed in the balance sheet of such accounts.

                  "EXCLUDED ACQUISITION DEBT" means (a) Debt, Guaranties or reimbursement obligations of any Business Entity acquired by El Paso or any of its Subsidiaries and which Debt, Guaranties or reimbursement obligations exist immediately prior to such acquisition (provided that (i) such Debt, Guaranties or reimbursement obligations are not incurred solely in anticipation of such acquisition and (ii) immediately prior to such acquisition such Business Entity is not a Subsidiary of El Paso), (b) Debt, Guaranties or reimbursement obligations of EPTPC and its Subsidiaries in existence on the date of the merger of EPTPC with El Paso Merger Company or (c) Debt, Guaranties or reimbursement obligations in respect of any asset acquired by El Paso or any of its Subsidiaries and which Debt, Guaranties or reimbursement obligations exist immediately prior to such acquisition (provided that (i) such Debt, Guaranties or reimbursement obligations are not incurred solely in anticipation of such acquisition and (ii) immediately prior to such acquisition such asset is not an asset of El Paso or any of its Subsidiaries).

                  "EXCLUDED PAYMENTS" means any indemnification or other payments under the Operative Documents payable to Persons other than any Sponsor Subsidiary in its own right.

                  "EXPENSES" means (i) any and all judgments, damages or penalties with respect to, or amounts paid in settlement of, claims (including negligence, strict or absolute liability, liability in tort and liabilities arising out of violation of laws or regulatory requirements of any kind), actions, or suits and (ii) any and all liabilities, obligations, losses, costs and expenses (including reasonable fees and disbursements of counsel and claims, damages, losses, liabilities and expenses relating to environmental matters), but excluding Taxes.

                  "FAILED REMARKETING" has the meaning set forth in Section 7.9(d) of the Clydesdale Partnership Agreement.

                  "FAIR MARKET VALUE" for any Transaction Asset at any time of determination means an amount equal to:

                  (a)  in the case of an Energy Investment:

                       (i) if such Energy Investment is a Publicly Traded
                  Investment, the average of the quoted market closing prices on the last five trading days for such securities preceding the time of determination of such Fair Market Value; or

                       (ii) for each other Energy Investment, the fair market
                  value established pursuant to the most recent Appraisal for such Energy Investment; or

                  (b) in the case of an E&P Asset, the fair market value of such E&P Asset shall be the value of the Proved Producing Reserves attributable to the interest of Lipizzan, Noric, Noric LP or any Sponsor Subsidiary, as the case may be, in the E&P Participation Properties and the Production Payment, as the case may be, relating to such E&P Asset determined using the standardized methodology prescribed by the Securities and Exchange Commission for the calculation of the discounted present value of Proved Producing Reserves for Securities and Exchange Commission reporting purposes (commonly known as the "PV-10").

                  "FEDERAL" means United States federal.

                  "FERC" means the United States Federal Energy Regulatory Commission, or any Federal agency or authority from time to time succeeding to its function.

                  "FINAL BORROWING BASE RESERVE REPORT DELIVERY DATE" has the meaning set forth in Section 2.09(b) of the Sponsor Subsidiary Credit Agreement.

                  "FIRST PRIORITY RETURN" means an amount for each Payment Period (or portion thereof) equal to the product of the Unrecovered Capital of the Clydesdale Class B Limited Partner at the time of determination and the Preferred Rate for such Payment Period (or portion thereof).

                  "FISCAL QUARTER" means (a) the period commencing on the Closing Date and ending on June 30, 2000 and (b) any subsequent period commencing on each of January 1, April 1, July 1 and October 1 and ending on the earlier to occur of (i) the last date before the next such date and (ii) the date on which all Clydesdale Property is distributed pursuant to Section 12.2 of the Clydesdale Partnership Agreement and Clydesdale's certificate of formation has been canceled pursuant to the Act.

                  "FISCAL YEAR" means (a) the period commencing on the Closing Date and ending on December 31, 2000 and (b) any subsequent period commencing on January 1 and ending on the earlier to occur of (i) the next December 31 and
(ii) the date on which all Clydesdale Property is distributed pursuant to Section 12.2 of the Clydesdale Partnership Agreement and Clydesdale's certificate of formation has been canceled pursuant to the Act.

                  "FREELY TRANSFERABLE" means, with respect to any Transaction Asset, that the Subsequent Transfer thereof will not:

                  (a) conflict with the Organizational Documents of a Sponsor Subsidiary, Lipizzan, Noric or Noric LP, as the case may be, that owns such Transaction Asset or, in the case of an Energy Investment, the issuer of such Energy Investment, the applicable Intermediate Holders, if any, or the applicable Underlying Business;

                  (b) constitute a violation of, or a default under, the applicable E&P Participation Agreement or Production Payment Agreement or, in the case of an Energy Investment, any Material Agreement related to such Energy Investment, the applicable Intermediate Holders, if any, or the applicable Underlying Business;

                  (c) under the applicable E&P Participation Agreement or Production Payment Agreement or, in the case of any Energy Investment, any Material Agreement, cause the creation of, or result in, or be subject to any Transfer Restriction, Payment Restriction or Rights Restriction;

                  (d) contravene any provisions of any Applicable Law (assuming, in the case of an Energy Investment, compliance with applicable securities laws and FERC regulations of general applicability);

                  (e) under any Applicable Law (assuming, in the case of an Energy Investment, compliance with applicable securities laws and FERC regulations of general applicability), cause the creation of, or result in or be subject to, any Transfer Restriction, Payment Restriction or Rights Restriction (other than, in the case of an Energy Investment, under applicable securities laws and FERC regulations of general applicability); or

                  (f) require any Governmental Approval that has not been obtained and is not in full force and effect, necessary to authorize or that is otherwise required in connection with the consummation of such Subsequent Transfer (other than, in the case of an Energy Investment, filings, if any, under the HSR Act and applicable securities laws and the expiration of any applicable waiting period imposed thereby and Governmental Approvals necessary or required under FERC regulations of general applicability).

                  "FREELY TRANSFERRED" means, with respect to any Transaction Asset, the transfer of such Transaction Asset to a Sponsor Subsidiary, Lipizzan, Noric or Noric LP, as the case may be, did not:

                  (a) conflict with the Organizational Documents of a Sponsor Subsidiary, Lipizzan, Noric or Noric LP, as the case may be, that owns such Transaction Asset or, in the case of an Energy Investment, the issuer of such Energy Investment, the applicable Intermediate Holders, if any, or the applicable Underlying Business;

                  (b) constitute a violation of, or a default under, the applicable E&P Participation Agreement or Production Payment Agreement or, in the case of an Energy Investment, any Material Agreement related to such Energy Investment, the applicable Intermediate Holder, if any, or the applicable Underlying Business (other than any Material Agreement as to which waivers or consents have been obtained);

                  (c) under the applicable E&P Participation Agreement or Production Payment Agreement or, in the case of any Energy Investment, any Material Agreement, cause the creation of, or result in, or cause such Transaction Asset to be subject to, any Transfer Restriction, Payment Restriction or Rights Restriction;

                  (d)  contravene any provisions of any Applicable Law;

                  (e) under any Applicable Law, cause the creation of, or result in or cause such Transaction Asset to be subject to, any Transfer Restriction, Payment Restriction or Rights Restriction (other than, in the case of an Energy Investment, under applicable securities laws and FERC regulations of general applicability); or

                  (f) require any Governmental Approval that has not been obtained and is not in full force and effect, to authorize or consummate such transfer.

                  "FUNDING RATE" means for any Interest Period (or any portion thereof), the rate per annum equal to the sum of the LIBO Rate for such Interest Period (or portion thereof) plus (b) the Applicable Margin then in effect; provided that, if the LIBO Rate cannot be determined, then the "Funding Rate" for such Interest Period (or portion thereof) shall be the interest rate per annum equal to the sum of the Base Rate in effect on the first day of such Interest Period (or portion thereof) and the Applicable Margin then in effect.

                  "GAAP" means United States generally accepted accounting principles as in effect from time to time.

                  "GOVERNMENTAL APPROVAL" means any order, directive, decree, permit, concession, grant, franchise, license, consent, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws.

                  "GOVERNMENTAL AUTHORITY" means any Federal, national, state, provincial, municipal, local, territorial or other governmental department, commission, board, bureau, agency, regulatory authority, instrumentality or judicial or administrative body, whether domestic or foreign; provided that, with respect to any issuer of an Energy Investment, any Intermediate Holder or any Underlying Business, such Governmental Authorities shall be limited to the jurisdictions in which such Person is organized or operates.

                  "GROSS ASSET VALUE" means, with respect to any asset, the asset's Adjusted Basis, except as follows:

                  (a) The Gross Asset Values of all Clydesdale Property shall be adjusted to equal their respective Mark-to-Market Values on the occurrence of each Mark-to-Market Event; and

                  (b) The Gross Asset Value of any Clydesdale Property Distributed to any Clydesdale Partner shall be the Mark-to-Market Value of such asset on the date of such Distribution.

                  "GROSS CASH PROCEEDS" means, with respect to any Disposition of any Transaction Asset by Noric, Noric LP or a Sponsor Subsidiary (as the case may be) or the Disposition of all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business, the aggregate amount (without reduction by reason of the fact that some of such proceeds may be received after the time of such Disposition) of cash received or to be received from time to time (whether as initial consideration or deferred consideration) by or on behalf of Noric, Noric LP, such Sponsor Subsidiary, Intermediate Holder or Underlying Business (as applicable) in connection with such transaction.

                  "GROSS INCOME" means all items of gross income and gain that are realized by Clydesdale.

                  "GUARANTY", "GUARANTEED" and "GUARANTEEING" each means any act by which any Person assumes, guarantees, endorses or otherwise incurs direct or contingent liability in connection with, or agrees to purchase or otherwise acquire or otherwise assures a creditor against loss in respect of, any Debt or Project Financing of any Person other than El Paso or any of its consolidated Subsidiaries (excluding (a) any liability by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (b) any liability in connection with obligations of El Paso or any of its consolidated Subsidiaries, including obligations under any conditional sales agreement, equipment trust financing or equipment lease and
(c) any such act in connection with a Project Financing that either (i) guarantees to the provider of such Project Financing or any other Person performance of the acquisition, improvement, installation, design, engineering, construction, development, completion, maintenance or operation of, or otherwise affects any such act in respect of, all or any portion of the project that is financed by such Project Financing or performance by a Project Financing Subsidiary of certain obligations to Persons other than the provider of such Project Financing, except during any period, and then only to the extent, that such guaranty is a guaranty of payment of such Project Financing (other than a guaranty of payment of the type referred to in subclause (ii) below) or (ii) is contingent upon, or the obligation to pay or perform under which is contingent upon, the occurrence of any event other than or in addition to the passage of time or any Project Financing becoming due (any such act referred to in this clause (c) being a "CONTINGENT GUARANTY"); provided, however, that for purposes of this definition the liability of El Paso or any of its Subsidiaries with respect to any obligation as to which a third party or parties are jointly, or jointly and severally, liable as a guarantor or otherwise as contemplated hereby and have not defaulted on its or their portions thereof, shall be only its pro rata portion of such obligation.

                  "GUARANTEED PAYMENTS" means all payments made by Clydesdale to any Clydesdale Partner, pursuant to Section 7.1(b)(ii), 7.1(c) or 7.1(d) of the Clydesdale Partnership Agreement.

                  "HAZARDOUS MATERIALS" means (a) petroleum or petroleum products and by-products or breakdown products thereof, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

                  "HEDGE AGREEMENTS" means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts, commodity swap and forward agreements and other similar agreements.

                  "HYDROCARBON INTEREST" means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, operating rights, net profit interests, production payment interests and other similar types of interests, including any reserved or residual interest of whatever nature.

                  "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

                  "INCIPIENT EVENT" means any event that, with notice or lapse of time, or both, would constitute a Termination Event, Notice Event, Liquidating Event or Event of Default.

                  "INDEBTEDNESS" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than any portion of any trade payable obligation that shall not have remained unpaid for 91 days or more from the later of (i) the original due date of such portion and
(ii) the customary payment date in the industry and relevant market for such portion), (c) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (whether or not the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capitalized Leases, (f) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any partnership or member or other equity interests of such Person, (h) the net amount of all financial obligations of such Person in respect of Hedge Agreements, (i) the net amount of all other financial obligations of such Person under any contract or other agreement to which such Person is a party, (j) all Indebtedness of other Persons of the type described in clauses (a) through (i) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (k) all Indebtedness of the type described in clauses (a) through (j) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for payment of such Indebtedness.

                  "INDEMNIFIED AMOUNT" when used:

                  (a) in the El Paso Agreement, shall have the meaning set forth in Section 3.2 of the El Paso Agreement;

                  (b) in the Clydesdale Partnership Agreement, shall have the meaning set forth in Section 13.1 of the Clydesdale Partnership Agreement;

                  (c) in the Sponsor Subsidiary Credit Agreement, shall have the meaning set forth in Section 10.01 of the Sponsor Subsidiary Credit Agreement;

                  (d) in the Noric Company Agreement, shall have the meaning set forth in Section 13.1 of the Noric Company Agreement;

                  (e) in the Noric LP Partnership Agreement, shall have the meaning set forth in Section 12.1 of the Noric LP Partnership Agreement; and

                  (f) in the Lipizzan Partnership Agreement, shall have the meaning set forth in Section 12.1 of the Lipizzan Partnership Agreement.

                  "INDEMNIFIED PERSON" means:

                  (a) as used in Section 13.1 and Section 13.2 of the Clydesdale Partnership Agreement and Section 13.5, Section 13.6,
         Section 13.7 and Section 14.2 of the Clydesdale Partnership Agreement (as such Sections relate to the indemnities under Section 13.1 or Section 13.2 of the Clydesdale Partnership Agreement), Mustang, the Sponsor Subsidiary Collateral Agent, the Administrator, the Clydesdale Custodian, the Noric Custodian, any Appraiser and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise) and the direct and indirect members, partners, shareholders and other equity or residual interest holders of any of the foregoing, and each of the respective directors, officers, trustees, managers, employees, administrators and agents of any of the foregoing;

                  (b) as used in Section 13.3 of the Clydesdale Partnership Agreement and Section 13.5, Section 13.6, Section 13.7 and Section 14.2 of the Clydesdale Partnership Agreement (as such Sections relate to the indemnities under Section 13.3 of the Clydesdale Partnership Agreement), the Clydesdale Liquidator and each Sales Agent and their respective officers, directors, agents or employees;

                  (c) as used in the Sponsor Subsidiary Credit Agreement, Clydesdale, Mustang, the Sponsor Subsidiary Collateral Agent, the Administrator, the Clydesdale Custodian, the Noric Custodian, any Appraiser and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise), and the direct and indirect members, partners, shareholders, and other equity or residual interest holders of any of the foregoing, and each of the respective directors, officers, trustees, managers, employees, administrators and agents of any of the foregoing;

                  (d) as used in Section 13.1 and Section 13.2 of the Noric Company Agreement and Section 13.5, Section 13.6, Section 13.7 and
         Section 14.2 of the Noric Company Agreement (as such Sections relate to the indemnities under Section 13.1 and Section 13.2 of the Noric Company Agreement), Clydesdale, Mustang, the Sponsor Subsidiary Collateral Agent, the Administrator, the Clydesdale Custodian, the Noric Custodian, any Appraiser and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise) and the direct and indirect members, partners, shareholders and other equity or residual interest holders of any of the foregoing and each of the respective directors, officer, trustees, mangers, employees, administration and agents of any of the foregoing;

                  (e) as used in Section 13.3 of the Noric Company Agreement and Section 13.5, Section 13.6, Section 13.7 and Section 14.2 of the Noric Company Agreement (as such Sections relate to the indemnities under Section 13.3 of the Noric Company Agreement), the Noric Liquidator and each Sales Agent and their respective officers, directors, agents or employees;

                  (f) as used in Section 11.1 and Section 11.2 of the Palomino Company Agreement and Section 11.5, Section 11.6, Section 11.7 and
         Section 12.2 of the Palomino Company Agreement (as such Sections relate to the indemnities under Section 11.1 and Section 11.2 of the Palomino Company Agreement), Noric, Clydesdale, Mustang, the Sponsor Subsidiary Collateral Agent, the Administrator, the Clydesdale Custodian, the Noric Custodian, any Appraiser and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise) and the direct and indirect members, partners, shareholders and other equity or residual interest holders of any of the foregoing and each of the respective directors, officer, trustees, mangers, employees, administration and agents of any of the foregoing;

                  (g) as used in Section 11.3 of the Palomino Company Agreement and Section 11.5, Section 11.6, Section 11.7 and Section 12.2 of the Palomino Company Agreement (as such Sections relate to the indemnities under Section 11.3 of the Palomino Company Agreement), the Palomino Liquidator and each Sales Agent and their respective officers, directors, agents or employees;

                  (h) as used in Section 11.1 and Section 11.2 of the Paso Fino Company Agreement and Section 11.5, Section 11.6, Section 11.7 and
         Section 12.2 of the Paso Fino Company Agreement (as such Sections relate to the indemnities under Section 11.1 and Section 11.2 of the Paso Fino Company Agreement), Noric, Clydesdale, Mustang, the Sponsor Subsidiary Collateral Agent, the Administrator, the Clydesdale Custodian, the Noric Custodian, any Appraiser and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise) and the direct and indirect members, partners, shareholders and other equity or residual interest holders of any of the foregoing and each of the respective directors, officer, trustees, mangers, employees, administration and agents of any of the foregoing;

                  (i) as used in Section 11.3 of the Paso Fino Company Agreement and Section 11.5, Section 11.6, Section 11.7 and Section 12.2 of the Paso Fino Company Agreement (as such Sections relate to the indemnities under Section 11.3 of the Paso Fino Company Agreement), the Paso Fino Liquidator and each Sales Agent and their respective officers, directors, agents or employees;

                  (j) as used in Section 12.1 and Section 12.2 of the Noric LP Partnership Agreement and Section 12.5, Section 12.6, Section 12.7 and
         Section 13.2 of the Noric LP Partnership Agreement (as such Sections relate to the indemnities under Section 12.1 and Section 12.2 of the Noric LP Partnership Agreement), Palomino, Paso Fino, Noric, Clydesdale, Mustang, the Sponsor Subsidiary Collateral Agent, the Administrator, the Clydesdale Custodian, the Noric Custodian, the Noric LP Custodian, any Appraiser and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise) and the direct and indirect members, partners, shareholders and other equity or residual interest holders of any of the foregoing and each of the respective directors, officer, trustees, mangers, employees, administration and agents of any of the foregoing;

                  (k) as used in Section 12.3 of the Noric LP Partnership Agreement and Section 12.5, Section 12.6, Section 12.7 and Section 13.2 of the Noric LP Partnership Agreement (as such Sections relate to the indemnities under Section 12.3 of the Noric LP Partnership Agreement), the Noric LP Liquidator and each Sales Agent and their respective officers, directors, agents or employees;

                  (l) as used in Section 11.1 and Section 11.2 of the Lusitano Company Agreement and Section 11.5, Section 11.6, Section 11.7 and
         Section 12.2 of the Lusitano Company Agreement (as such Sections relate to the indemnities under Section 11.1 and Section 11.2 of the Lusitano Company Agreement), Clydesdale, Mustang, the Sponsor Subsidiary Collateral Agent, the Administrator, the Clydesdale Custodian, any Appraiser and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise) and the direct and indirect members, partners, shareholders and other equity or residual interest holders of any of the foregoing and each of the respective directors, officer, trustees, mangers, employees, administration and agents of any of the foregoing;

                  (m) as used in Section 11.3 of the Lusitano Company Agreement and Section 11.5, Section 11.6, Section 11.7 and Section 12.2 of the Lusitano Company Agreement (as such Sections relate to the indemnities under Section 11.3 of the Lusitano Company Agreement), the Lusitano Liquidator and each Sales Agent and their respective officers, directors, agents or employees;

                  (n) as used in Section 12.1 and Section 12.2 of the Lipizzan Partnership Agreement and Section 12.5, Section 12.6, Section 12.7 and
         Section 13.2 of the Lipizzan Partnership Agreement (as such Sections relate to the indemnities under Section 12.1 and Section 12.2 of the Lipizzan Partnership Agreement), Lusitano, Clydesdale, Mustang, the Sponsor Subsidiary Collateral Agent, the Administrator, the Clydesdale Custodian, any Appraiser and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise) and the direct and indirect members, partners, shareholders and other equity or residual interest holders of any of the foregoing and each of the respective directors, officer, trustees, mangers, employees, administration and agents of any of the foregoing; and

                  (o) as used in Section 12.3 of the Lipizzan Partnership Agreement and Section 12.5, Section 12.6, Section 12.7 and Section 13.2 of the Lipizzan Partnership Agreement (as such Sections relate to the indemnities under Section 12.3 of the Lipizzan Partnership Agreement), the Lipizzan Liquidator and each Sales Agent and their respective officers, directors, agents or employees.

                  "INDEMNIFIED PROCEEDING" (a) as used in the Clydesdale Partnership Agreement, has the meaning set forth in Section 13.7 of the Clydesdale Partnership Agreement, (b) as used in the Sponsor Subsidiary Credit Agreement, has the meaning set forth in Section 10.05 of the Sponsor Subsidiary Credit Agreement, (c) as used in the Noric Company Agreement, has the meaning set forth in Section 13.7 of the Noric Company Agreement, (d) as used in the Noric LP Partnership Agreement, has the meaning set forth in Section 12.7 of the Noric LP Partnership Agreement and (e) as used in the Lipizzan Partnership Agreement, has the meaning set forth in Section 12.7 of the Lipizzan Partnership Agreement.

                  "INDEMNITOR" (a) as used in the Clydesdale Partnership Agreement, has the meaning set forth in Section 13.1 of the Clydesdale Partnership Agreement, (b) as used in the Noric Company Agreement, has the meaning set forth in Section 13.1 of the Noric Company Agreement, (c) as used in the Noric LP Partnership Agreement, has the meaning set forth in Section 12.1 of the Noric LP Partnership Agreement and (d) as used in the Lipizzan Partnership Agreement, has the meaning set forth in Section 12.1 of the Lipizzan Partnership Agreement.

                  "INITIAL ADVANCE" has the meaning set forth in Section 2.01(a) of the Sponsor Subsidiary Credit Agreement.

                  "INITIAL CLYDESDALE GENERAL PARTNER" means Appaloosa as the initial general partner of Clydesdale under the Original Clydesdale Partnership Agreement.

                  "INITIAL CLYDESDALE LIMITED PARTNER" means Noric Holdings as the initial limited partner of Clydesdale under the Original Clydesdale Partnership Agreement.

                  "INITIAL NORIC MEMBER" means Noric Holdings I as the initial member of Noric under the Original Noric Company Agreement.

                  "INTEREST PERIOD", as used in the Sponsor Subsidiary Credit Agreement, means the period commencing on the Closing Date and ending on August 1, 2000, and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the next succeeding first Business Day of the next succeeding February, May, August or November, as the case may be, of each year; provided, however, that, in the case of any Interest Period that commences before the Maturity Date or the Liquidation Start Date, as applicable, and would otherwise end on a date occurring after the Maturity Date or the Liquidation Start Date, as applicable, such Interest Period shall end on the Maturity Date or the Liquidation Start Date, as applicable, and the duration of each Interest Period that commences on or after the Maturity Date or the Liquidation Start Date, as applicable, shall be initially the period commencing on the Maturity Date or the Liquidation Start Date, as applicable, and ending on the first Business Day of the next succeeding February, May, August or November, as the case may be, and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the next succeeding first Business Day of February, May, August or November, as the case may be, of each year or of such other duration as shall be selected by the Clydesdale Class B Limited Partner in its sole discretion.

                  "INTERMEDIATE HOLDER" means with respect to an Energy Investment, the Business Entity that has issued the Equity Interests that comprise such Energy Investment, and each other Business Entity in which such Business Entity has directly or indirectly made or holds an Investment, excluding the Underlying Business relating to such Energy Investment. If, in relation to an Energy Investment, the Business Entity that has issued the applicable Equity Interests that comprise such Energy Investment is the Underlying Business relating to such Energy Investment, then there shall be no "Intermediate Holder" relating to such Energy Investment.

                  "INVESTMENT" in any Person means any loan or advance to such Person, any purchase or other acquisition of any Equity Interest in or other securities of such Person, any capital contribution to such Person or any other investment in such Person, including any arrangement pursuant to which the Person making such investment incurs Indebtedness of the types referred to in clauses (j) and (k) of the definition of "Indebtedness" in respect of such Person.

                  "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended.

                  "INVOLUNTARY BANKRUPTCY" has the meaning set forth in the definition of Bankruptcy.

                  "LIBO RATE" means, for any Interest Period (or any portion thereof), an interest rate per annum equal to the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period (or portion thereof); provided that, if for any reason such rate is not available, the term "LIBO RATE" shall mean, for any Interest Period (or any portion thereof), the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page (or any other publicly available source of similar market data selected by Clydesdale (at the direction of Mustang)) as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 A.M. (London time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period (or portion thereof); provided, however, if more than one rate is specified on Reuters Screen LIBO Page (or such other publicly available source), the applicable rate shall be the arithmetic mean of all such rates.

                  "LIEN" means any mortgage, pledge, hypothecation, assignment for security, encumbrance, lien (statutory or other), security interest or other security device or arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any lease having substantially the same effect as any of the foregoing).

                  "LIPIZZAN" means Lipizzan Holding, L.P., a Delaware limited partnership.

                  "LIPIZZAN EXPENSES" means, without duplication, all interests, costs, expenses, indemnities, fees (including reasonable attorneys' and accountants' fees), Disposition Costs, Taxes and other payment obligations incurred or owing by Lipizzan (excluding any liquidating distributions).

                  "LIPIZZAN GENERAL PARTNER" means any Person that is a holder of a Lipizzan General Partnership Interest.

                  "LIPIZZAN GENERAL PARTNERSHIP INTEREST" means any interest in Lipizzan described in Section 3.2(a) of the Lipizzan Partnership Agreement.

                  "LIPIZZAN LIMITED PARTNER" means any Person that is a holder of a Lipizzan Limited Partnership Interest.

                  "LIPIZZAN LIMITED PARTNERSHIP INTEREST" means any interest in the Lipizzan described in Section 3.2(b) of the Lipizzan Partnership Agreement.

                  "LIPIZZAN LIQUIDATOR" has the meaning set forth in Section 11 of the Lipizzan Partnership Agreement.

                  "LIPIZZAN PARTNER" means a Lipizzan General Partner or a Lipizzan Limited Partner.

                  "LIPIZZAN PARTNERSHIP AGREEMENT" means the Partnership Agreement of Lipizzan, dated as of July 19 2002, between Lusitano and Noric Holdings IV.

                  "LIPIZZAN PARTNERSHIP INTEREST" means any Lipizzan General Partnership Interest or Lipizzan Limited Partnership Interest.

                  "LIPIZZAN PROPERTY" means at any time all property owned at such time by Lipizzan, and shall include both tangible and intangible property.

                  "LIQUIDATING EVENT" has the meaning set forth in Section 12.6 of the Clydesdale Partnership Agreement.

                  "LIQUIDATION INDEMNITY" means each of the following:

                  (a) the Liquidation Indemnity Agreement (Clydesdale), dated as of May 9, 2000, made by El Paso in favor of the beneficiaries named therein;

                  (b) the Liquidation Indemnity Agreement (Noric), dated as of May 9, 2000, made by the Noric Class A Member in favor of the beneficiaries named therein;

                  (c) the Liquidation Indemnity Agreement (Palomino), dated as of December 15, 2000, made by the Palomino Member in favor of the beneficiaries named therein;

                  (d) the Liquidation Indemnity Agreement (Paso Fino), dated as of December 15, 2000, made by the Paso Fino Member in favor of the beneficiaries named therein:

                  (e) the Liquidation Indemnity Agreement (Noric LP), dated as of December 15, 2000, made by the Noric LP General Partner in favor of the beneficiaries named therein;

                  (f) the Liquidation Indemnity Agreement (Noric Holdings), dated as of May 9, 2000, made by the Noric Holdings Class A Member (as defined in the Noric Holdings Company Agreement) in favor of the beneficiaries named therein;

                  (g) the Liquidation Indemnity Agreement (Noric Holdings I), dated as of May 9, 2000 and amended and restated as of June 29, 2001, made by the Noric Holdings I Managing Member (as defined in the Noric Holdings I Company Agreement) in favor of the beneficiaries named therein;

                  (h) the Liquidation Indemnity Agreement (Noric Holdings IV), dated as of July 19 2002, made by the Noric Holdings IV Managing Member (as defined in the Noric Holdings IV Company Agreement) in favor of the beneficiaries named therein;

                  (i) the Liquidation Indemnity Agreement (Lusitano), dated as of July 19 2002, made by the Lusitano Member in favor of the beneficiaries named therein:

                  (j) the Liquidation Indemnity Agreement (Lipizzan), dated as of July 19 2002, made by the Lipizzan General Partner in favor of the beneficiaries named therein; and

                  (k) any other Liquidation Indemnity Agreement executed by a Sponsor Subsidiary Member pursuant to the Acquisition/Accession Procedures Schedule.

                  "LIQUIDATION PERIOD" means (a) in relation to Clydesdale, the period commencing on the Liquidation Start Date and ending on the date of the Disposition or collection of or realization upon all of the Clydesdale Property,
(b) in relation to a Sponsor Subsidiary, the period commencing on the Liquidation Start Date and ending on the date of Disposition or collection of or realization upon all of the Sponsor Subsidiary Property of such Sponsor Subsidiary, (c) in relation to Noric, the period commencing on the Liquidation Start Date and ending on the date of Disposition or collection of or realization upon all of the Noric Property, (d) in relation to Palomino, the period commencing on the Liquidation Start Date and ending on the date of Disposition or collection of or realization upon all of the Palomino Property, (e) in relation to Paso Fino, the period commencing on the Liquidation Start Date and ending on the date of Disposition or collection of or realization upon all of the Paso Fino Property, (f) in relation to Noric LP, the period commencing on the Liquidation Start Date and ending on the date of Disposition or collection of or realization upon all of the Noric LP Property, (g) in relation to Lusitano, the period commencing on the Liquidation Start Date and ending on the date of Disposition or collection of or realization upon all of the Lusitano Property and (h) in relation to

Lipizzan, the period commencing on the Liquidation Start Date and ending on the date of Disposition or collection of or realization upon all of the Lipizzan Property.

                  "LIQUIDATION START DATE" in relation to (a) Clydesdale, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP, has the meaning set forth in Section 12.6 of the Clydesdale Partnership Agreement and (b) in relation to any Sponsor Subsidiary, has the meaning set forth in Section 11.4 of the Sponsor Subsidiary Company Agreement of such Sponsor Subsidiary.

                  "LORD SECURITIES" means BSCS XXVII, Inc., a Delaware corporation.

                  "LOSSES" has the meaning set forth in the definition of Profits and Losses.

                  "LUSITANO" means Lusitano L.L.C., a Delaware limited liability company.

                  "LUSITANO COMPANY AGREEMENT" means the company agreement of Lusitano, dated as of July 19 2002 by Noric Holdings IV.

                  "LUSITANO EXPENSES" means, without duplication, all interests, costs, expenses, indemnities, fees (including reasonable attorneys' and accountants' fees), Disposition Costs, Taxes and other payment obligations incurred or owing by Lusitano (excluding any liquidating distributions).

                  "LUSITANO MEMBER" means any Person that is a holder of a Lusitano Membership Interest.

                  "LUSITANO MEMBERSHIP INTEREST " means any interest in Lusitano pursuant to the Lusitano Company Agreement.

                  "LUSITANO LIQUIDATOR" has the meaning set forth in Section
10.4 of the Lusitano Company Agreement.

                  "LUSITANO PROPERTY" means at any time all property owned at such time by Lusitano, and shall include both tangible and intangible property.

                  "MAINTENANCE CAPITAL EXPENDITURES" means, for any Underlying Business for any period, the sum of, without duplication, (a) all cash expenditures made, directly or indirectly, by such Underlying Business or any of its subsidiaries during such period for maintenance or replacement of equipment, fixed assets, real property or improvements, that have been or should be, in accordance with GAAP, reflected as property, plant or equipment on a consolidated balance sheet of such Person plus (b) the aggregate principal of and interest on all Indebtedness (including Obligations under Capitalized Leases) payable during such period in connection with any such Indebtedness incurred in connection with such property, plant or equipment. For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Maintenance Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such proceeds, as the case may be.

                  "MARGIN STOCK" means "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "MARK-TO-MARKET EVENT" means (a) the occurrence of the Purchase Exercise Date (as defined in the Purchase Option Agreement), (b) the retirement in full of a Clydesdale Partnership Interest under the Clydesdale Partnership Agreement or (c) the liquidation of Clydesdale within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) in connection with a Liquidating Event.

                  "MARK-TO-MARKET SCHEDULE" means a schedule setting forth the Mark-to-Market Value for each of the following as individual line items: all Cash Equivalents and the Advances.

                  "MARK-TO-MARKET VALUE" means the following as determined by the Clydesdale Class B Limited Partner (in the case of Clydesdale Property):

                  (a)  In respect of the Advances:

                       (i) at any time other than such time as the sum of (x)
                  the aggregate of the Fair Market Value of all Transaction Assets held by all Sponsor Subsidiaries, Lipizzan, Noric or Noric LP and (y) the Total Cash Collateral Amount and the Permitted Assets (other than the outstanding principal amount of all A-Loans) held by the Sponsor Subsidiaries is less than the Unrecovered Capital of Mustang in Clydesdale, the Mark-to-Market Value of the Advances shall be equal to the aggregate principal amount outstanding under the Advances, together with all accrued but unpaid amounts under the Sponsor Subsidiary Credit Agreement (including, without limitation, interest and fees) at that time; provided that, for purposes of this clause (a)(i), El Paso Demand Loans -------- shall be deemed to be valued at their outstanding principal amount at the time of determination; and

                       (ii) the Mark-to Market Value of the Advances at any
                  other time shall be equal to the net amount receivable by Clydesdale in respect of the Advances;

                  (b) the Mark-to-Market Value of any Cash Equivalent shall be equal to its face value less unamortized discount, if any, unless such Cash Equivalent is in default, in which case its Mark-to-Market Value shall be $0;

                  (c) the Mark-to-Market Value of Clydesdale's Noric Class B Membership Interest shall be equal to the aggregate amount of liquidating Distributions receivable by Clydesdale pursuant to Section 12.2(2) of the Noric Company Agreement and;

                  (d) the Mark-to-Market Value of any other Clydesdale Property shall be its fair market value at the time of determination.

                  "MATERIAL ADVERSE EFFECT", as used in:

                  (a) the Clydesdale Partnership Agreement, the Lusitano Company Agreement, the Lipizzan Partnership Agreement, the Noric Company Agreement, the Palomino Company Agreement, the Paso Fino Company Agreement, the Noric LP Partnership

         Agreement, any Sponsor Subsidiary Company Agreement and the Sponsor Subsidiary Credit Documents (except as set forth in clause (c) below), shall mean (i) a material adverse effect on (x) the financial condition or operations of El Paso and its Consolidated Subsidiaries on a Consolidated basis or (y) the financial condition of any of Noric Holdings, the other Sponsor Subsidiaries, Clydesdale, Lusitano, Lipizzan, Noric, Palomino, Paso Fino, Noric LP or Mustang, (ii) a material adverse effect on the ability of any of El Paso, Noric Holdings, the other Sponsor Subsidiaries, Clydesdale, Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or Mustang to perform its obligations under any Operative Document to which it is a party, (iii) a material adverse effect on the rights or remedies of any Indemnified Person under any Operative Document, (iv) a material adverse effect on the rights or remedies of Clydesdale or the Sponsor Subsidiary Collateral Agent under any Sponsor Subsidiary Credit Document or Assigned Agreement, (v) a material adverse effect on the rights, benefits, interest or remedies of any of Lipizzan, Noric, Noric LP or any Sponsor Subsidiary under or in respect of any E&P Participation Agreement or Production Payment Agreement to which it is a party, (vi) a material adverse effect on the ability of any Counterparty to any E&P Participation Agreement or any Production Payment Agreement to perform its obligations under any E&P Participation Agreement or Production Payment Agreement to which it is a party, (vii) a material adverse effect on the financial condition or operations of the issuer of any Energy Investment, and the related Intermediate Holder and Underlying Business, taken as a whole on a consolidated basis, (viii) a material adverse effect on the financial condition of any Counterparty to any E&P Participation Agreement or any Production Payment Agreement (other than any such Counterparty whose obligations are guaranteed by El
         Paso), (ix) a material adverse effect on the Noric Class B Membership Interest or the Noric Class A Membership Interest, (x) a material adverse effect on the Palomino Membership Interest, the Paso Fino Membership Interest, the Noric LP Limited Partnership Interest or the Noric LP General Partnership Interest or (xi) a material adverse effect on the Lusitano Membership Interest, the Lipizzan Limited Partnership Interest or the Lipizzan General Partnership Interest;

                  (b) the El Paso Agreement, shall mean a material adverse effect on the financial condition or operations of El Paso and its Consolidated Subsidiaries on a Consolidated basis; and

                  (c) Sections 4.02 and 5.09 of the Sponsor Subsidiary Credit Agreement, shall mean (i) a material adverse effect on the financial condition or operations of the issuer of any Energy Investment, and the related Intermediate Holder and Underlying Business, taken as a whole on a consolidated basis, (ii) a material adverse effect on the Noric Class B Membership Interest or the Noric Class A Membership Interest,
         (iii) a material adverse effect on the Palomino Membership Interest, the Paso Fino Membership Interest, the Noric LP General Partnership Interest or the Noric LP Limited Partnership Interest or (iv) a material adverse effect on the Lusitano Membership Interest, the Lipizzan Limited Partnership Interest or the Lipizzan General Partnership Interest.

                  "MATERIAL AGREEMENT" means any agreement, covenant, indenture, lease, deed, instrument or other legal obligation (other than the Operative Documents) of or relating to each Energy Investment and any Intermediate Holder and the Underlying Business relating thereto, the violation, termination, acceleration, invalidity, or unenforceability of which could reasonably be likely to result in (a) a material adverse effect on the ability of Clydesdale, Lusitano, Lipizzan, Noric, Palomino, Paso Fino, Noric LP or any Sponsor Subsidiary to perform its obligations under any Operative Document, (b) a material adverse effect on the financial condition or operations of such Intermediate Holder and such Underlying Business, taken as a whole on a consolidated basis, or (c) such Energy Investment not being Freely Transferable.

                  "MATERIAL SUBSIDIARY" means any Subsidiary of El Paso (other than a Project Financing Subsidiary) that itself (on an unconsolidated, stand-alone basis) owns in excess of 10% of the consolidated net property, plant and equipment of El Paso and its Consolidated Subsidiaries.

                  "MATURITY DATE" means June 23, 2006.

                  "MAXIMUM CLAWBACK AMOUNT", in relation to an Energy Investment, means, at any time of determination:

                  (a) where the Intermediate Holder or Underlying Business is a Controlled Business, the amount (if any) by which (i) the amount of retained earnings of such Controlled Business, as reported in the most recent balance sheet of such Controlled Business prior to the time of determination, is less than (ii) the sum of (A) the amount of retained earnings of such Controlled Business, as reported in the most recent balance sheet of such Controlled Business prior to the Acquisition/Accession Date of the Energy Investment relating to such Controlled Business plus (B) the amount of any gains from the Disposition of any property, plant and/or equipment (as defined under GAAP) of such Controlled Business included in the amount of income of such Controlled Business for the period from the Acquisition/Accession Date of the Energy Investment relating to such Controlled Business through the time of determination, as reported in the accounts of such Controlled Business from time to time; provided, however, that any amount Distributed pursuant to Section 7.09 (k) of the Sponsor Subsidiary Credit Agreement shall not be taken into account in determining the Maximum Clawback Amount; and

                  (b) where the Energy Investment is a Publicly Traded Investment, the amount (if any) by which (i) the amount of the aggregate cumulative Distributions received by the relevant Sponsor Subsidiary from the Underlying Business relating to such Publicly Traded Investment for the period from the Acquisition/Accession Date of such Publicly Traded Investment through the time of determination exceeds (ii) the aggregate cumulative net income accrued by such Sponsor Subsidiary in respect of such Publicly Traded Investment for the period from such Acquisition/Accession Date through the time of determination, provided, however, that the aggregate Maximum Clawback Amount for all Energy Investments shall not exceed the aggregate amount of funds in the Sponsor Subsidiary Cash Reserve actually distributed pursuant to Section 7.04(a)(7) of the Sponsor Subsidiary Credit Agreement.

                  "MOODY'S" means Moody's Investors Service, Inc. and any successor rating agency.

                  "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which El Paso or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions and in respect of which El Paso or an ERISA Affiliate has any liability (contingent or otherwise), such plan being maintained pursuant to one or more collective bargaining agreements.

                  "MULTIPLE EMPLOYER PLAN" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, which (a) is maintained for employees of El Paso or an ERISA Affiliate and at least one Person other than El Paso and its ERISA Affiliates or (b) was so maintained and in respect of which El Paso or an ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "MUSTANG" means Mustang Investors, L.L.C., a Delaware limited liability company.

                  "MUSTANG COMPANY AGREEMENT" means the Third Amended and Restated Company Agreement of Mustang Investors, L.L.C., originally dated as of April 28, 2000, and amended and restated as of May 9, 2000, December 15, 2000 and July 19 2002, among Thoroughbred Holdings, L.L.C., a Delaware limited liability company, Rio Grande Trust II, a Delaware statutory business trust, Dongola, Inc., a Delaware corporation, Ambac Private Holdings, L.L.C., a Delaware limited liability company, Shetland, Lord Securities and Mustang.

                  "NET CASH PROCEEDS" means, with respect to any Disposition of any Transaction Asset by Noric, Noric LP or a Sponsor Subsidiary or the Disposition of all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business or any Disposition described in Sections 5.09(d)(C) and (D) and 5.05(a)(C) and (D) of the Sponsor Subsidiary Credit Agreement, the Gross Cash Proceeds with respect to such Disposition after deducting therefrom (without duplication) (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions and (b) the amount of Taxes payable in connection with or as a result of such transaction, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable or an obligation to pay which has been incurred or, in the case of Taxes, that are estimated by El Paso to be payable to a Person that is not El Paso or an Affiliate of El Paso and are properly attributable to such transaction.

                  "NET WORTH" means with respect to El Paso, as of any date of determination, the sum of the preferred stock and stockholders' equity of El Paso as shown on the most recent consolidated balance sheet of El Paso delivered to Mustang pursuant to Section 5.4 of the El Paso Agreement plus the cumulative amount by which stockholders' equity of El Paso shall have been reduced by reason of non-cash write-downs of long term assets from and after August 4, 2000.

                  "NON-PRINCIPAL PROPERTY" of a Controlled Business, means the following property of that Controlled Business:

                  (a) motor vehicles, aircraft and watercraft;

                  (b) computer hardware and software;

                  (c) buildings and office space and fixtures thereon;

                  (d) office furniture and equipment; and

                  (e) trademarks, trade names, trade styles, trade secrets, service marks, logos, copyrights, patents, and patent applications.

                  "NORIC" means Noric, L.L.C., a Delaware limited liability company.

                  "NORIC BOARD OF DIRECTORS" has the meaning set forth in
Section 4.1 of the Noric Company Agreement.

                  "NORIC CASH RESERVE" has the meaning set forth in the Noric Custody Agreement.

                  "NORIC CLASS A DIRECTOR" has the meaning set forth in Section
4.1 of the Noric Company Agreement.

                  "NORIC CLASS A MEMBER" means any Person that is the holder of a Noric Class A Membership Interest.

                  "NORIC CLASS A MEMBERSHIP INTEREST" means any interest in Noric described in Section 3.1(a) of the Noric Company Agreement.

                  "NORIC CLASS B DIRECTOR" has the meaning set forth in Section
4.1 of the Noric Company Agreement.

                  "NORIC CLASS B MEMBER" means any Person that is the holder of a Noric Class B Membership Interest.

                  "NORIC CLASS B MEMBERSHIP INTEREST" means any interest in Noric described in Section 3.1(b) of the Noric Company Agreement.

                  "NORIC COMPANY AGREEMENT" means the Third Amended and Restated Company Agreement of Noric, originally dated as of April 28, 2000 and amended and restated as of May 9, 2000, December 15, 2000 and July 19 2002 between Clydesdale and Noric Holdings I.

                  "NORIC CUSTODIAN" means Wilmington Trust Company, as custodian for Noric, or any successor thereto, pursuant to the Noric Custody Agreement.

                  "NORIC CUSTODY AGREEMENT" means the Custody Agreement dated as of May 9, 2000, between Noric and the Noric Custodian.

                  "NORIC DIRECTOR" has the meaning set forth in Section 4.1(b) of the Noric Company Agreement.

                  "NORIC EXPENSES" means, without duplication, all interest, costs, expenses, indemnities, fees (including reasonable attorneys' and accountants' fees), Disposition Costs,

Taxes and other payment obligations incurred or owing by Noric (excluding any liquidating distributions).

                  "NORIC GROUP MEMBER" means each of Noric, Palomino, Paso Fino and Noric LP.

                  "NORIC HOLDINGS" means Noric Holdings, L.L.C., a Delaware limited liability company.

                  "NORIC HOLDINGS I" means Noric Holdings I, L.L.C., a Delaware limited liability company.

                  "NORIC HOLDINGS I COMPANY AGREEMENT" means the amended and restated limited liability company agreement of Noric Holdings I, originally dated as of April 28, 2000 and amended and restated as of May 9, 2000, June 29, 2001, December 31, 2001 and July 19 2002, made by EPPC, El Paso Production Oil & Gas USA, El Paso Oil & Gas Resources, El Paso Raton, L.L.C. and Lord Securities

                  "NORIC HOLDINGS III" means Noric Holdings III, L.L.C., a Delaware limited liability company.

                  "NORIC HOLDINGS III COMPANY AGREEMENT" means the amended and restated limited liability company agreement of Noric Holdings III, originally dated as of June 25, 2001 and amended and restated as of June 29, 2001 and July 19 2002, made by El Paso CNG Company, a Delaware corporation and Lord Securities.

                  "NORIC HOLDINGS IV" means Noric Holdings IV, L.L.C., a Delaware limited liability company.

                  "NORIC HOLDINGS IV CASH RESERVE" has the meaning set forth in Preliminary Statement F of the Sponsor Subsidiary Security Agreement.

                  "NORIC HOLDINGS IV COMPANY AGREEMENT" means the amended and restated limited liability company agreement of Noric Holdings IV, originally dated as of July 11, 2002 and amended and restated as of July 19, 2002, made by El Paso Production Oil & Gas USA, El Paso Oil & Gas Resources and Lord Securities.

                  "NORIC HOLDINGS IV REQUIRED ACTIONS" means:

                  (a) the delivery of all notices, certificates and other documents, the making of all determinations (including discretionary determinations), and the taking of all discretionary and mandatory actions (including the giving of any consent, waiver or approval or the making of any request or the demanding of specific performance), in each case to be delivered, made or taken by Noric Holdings IV under the Operative Documents, and the exercise of all other rights and remedies of Lusitano or Lipizzan, as the case may be, under the Operative Documents (other than the exercise of Lipizzan's rights under the Engage Letter), including:

                  (i) making demand, or enforcing any right or remedy, under each El Paso Demand Loan and Production Payment Agreement and the El Paso Guaranty in accordance with the terms thereof; and

                  (ii) after the occurrence of a Liquidating Event, taking all actions reasonably necessary or advisable to allow for an orderly liquidation of Lusitano and

                  Lipizzan, and

                  (b) after the occurrence or during the continuance of an Event of Default, a Notice Event or a Termination Event, deliver to El Paso Production Oil & Gas USA and/or El Paso Oil & Gas Resources, the notice described in the Engage Letter.

                  "NORIC HOLDINGS IV REQUIRED CASH RESERVE BALANCE" has the meaning set forth in Section 5.04(c)(iii) of the Sponsor Subsidiary Credit Agreement.

                  "NORIC HOLDINGS IV REQUIRED CASH RESERVE INCREASE" means, for any Fiscal Quarter, an amount equal 2.5% of the portion of the E&P Borrowing Base attributable to the Production Payments as at the end of such Fiscal Quarter.

                  "NORIC HOLDINGS COMPANY AGREEMENT" means the amended and restated limited liability company agreement of Noric Holdings, originally dated as of April 28, 2000 and amended and restated as of May 9, 2000 and July 19, 2002, made by Shetland and Lord Securities.

                  "NORIC LIQUIDATOR" has the meaning set forth in Section 12.4 of the Noric Company Agreement.

                  "NORIC LP" means Noric, L.P., a Delaware limited partnership.

                  "NORIC LP CASH RESERVE" has the meaning set forth in the Noric LP Custody Agreement.

                  "NORIC LP CUSTODY AGREEMENT" means the Custody Agreement dated as of December 15, 2000, between Noric LP and the Noric Custodian.

                  "NORIC LP CUSTODIAN" means Wilmington Trust Company, as custodian for Noric LP, or any successor thereto, pursuant to the Noric LP Custody Agreement.

                  "NORIC LP EXPENSES" means, without duplication, all interests, costs, expenses, indemnities, fees (including reasonable attorneys' and accountants' fees), Disposition Costs, Taxes and other payment obligations incurred or owing by Noric LP (excluding any liquidating distributions).

                  "NORIC LP GENERAL PARTNER" means any Person that is a holder of a Noric LP General Partnership Interest.

                  "NORIC LP GENERAL PARTNERSHIP INTEREST" means any interest in Noric LP described in Section 3.2(a) of the Noric LP Partnership Agreement.

                  "NORIC LP LIMITED PARTNER" means any Person that is a holder of a Noric LP Limited Partnership Interest.

                  "NORIC LP LIMITED PARTNERSHIP INTEREST" means any interest in the Noric LP described in Section 3.2(b) of the Noric LP Partnership Agreement.

                  "NORIC LP LIQUIDATOR" has the meaning set forth in Section
11.4 of the Noric LP Partnership Agreement.

                  "NORIC LP PARTNER" means a Noric LP General Partner or a Noric LP Limited Partner.

                  "NORIC LP PARTNERSHIP AGREEMENT" means the Second Amended and Restated Partnership Agreement of Noric LP, originally dated as of December 14, 2001 and amended and restated as of December 15, 2000 and July 19 2002, among Noric LP, Palomino and Paso Fino.

                  "NORIC LP PARTNERSHIP INTEREST" means any Noric LP General Partnership Interest or Noric LP Limited Partnership Interest.

                  "NORIC LP PROPERTY" means at any time all property owned at such time by Noric LP, and shall include both tangible and intangible property.

                  "NORIC LP REQUIRED CASH RESERVE BALANCE" has the meaning set forth in Section 5.04(c)(i) of the Sponsor Subsidiary Credit Agreement.

                  "NORIC LP REQUIRED CASH RESERVE INCREASE" means, for any Fiscal Quarter, an amount equal 2.5% of the portion of the E&P Borrowing Base attributable to the E&P Participation Properties as at the end of such Fiscal Quarter.

                  "NORIC MEMBER" means a Noric Class A Member or a Noric Class B Member.

                  "NORIC MEMBERSHIP INTEREST" means any Noric Class A Membership Interest or Noric Class B Membership Interest.

                  "NORIC PROPERTY" means at any time all property owned at such time by Noric, and shall include both tangible and intangible property.

                  "NORIC REQUIRED ACTIONS" means the delivery of all notices, certificates and other documents, the making of all determinations (including discretionary determinations), and the taking of all discretionary and mandatory actions (including the giving of any consent, waiver or approval or the making of any request), in each case to be delivered, made or taken by Noric under the Operative Documents, and the exercise of all other rights and remedies of Noric, Palomino, Paso Fino or Noric LP, as the case may be, under the Operative Documents, including:

                  (a) making demand, or enforcing any right or remedy, under each El Paso Demand Loan and E&P Participation Agreement and the El Paso Guaranty in accordance with the terms thereof;

                  (b) after the occurrence of a Liquidating Event, taking all actions reasonably necessary or advisable to allow for an orderly liquidation of Noric, Palomino, Paso Fino and Noric LP; and

                  (c) after the occurrence of a Liquidating Event, making a request pursuant to Section 5.1 of any E&P Participation Agreement to which Noric or Noric LP is a party for the Counterparty under such E&P Participation Agreement to transfer all of its right, title and interest (if any) in and to all or any of the Conveyed Interests and the Material E&P Agreements (each as defined in such E&P Participation Agreement) the subject of such E&P Participation Agreement to Noric or Noric LP, as the case may be.

                  "NOTICE AGREEMENT" means the Notice Agreement, originally dated as of December 15, 2000 and amended and restated as of July 19 2002, among El Paso, Appaloosa, Noric Holdings, Noric Holdings I, Noric Holdings III, Noric Holdings IV, Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan, , EPPC, El Paso Production Oil & Gas USA, El Paso Oil & Gas Resources, El Paso Energy Raton, L.L.C., Shetland, Clydesdale, Mustang, Rio Grande Trust II, BSCS XXVII, Inc., Citibank, N.A., Citicorp North America, Inc., Wilmington Trust Company and Ambac Private Holdings, LLC which sets forth the procedure for giving any notice pursuant to any Operative Document.

                  "NOTICE EVENT" means the occurrence of any of the following events:

                  (a) Clydesdale or the Clydesdale General Partner shall fail:

                           (i) to Distribute in cash to the Clydesdale Class B
                  Limited Partner all amounts due and payable to the Clydesdale Class B Limited Partner pursuant to Section 7.3 of the Clydesdale Partnership Agreement (including amounts due and payable pursuant to Section 7.3 as described in Section 7.9 of the Clydesdale Partnership Agreement) when the same shall become due and payable in accordance with such Section 7.3 (or such Section 7.9); or

                           (ii) to make any other payment or Capital
                  Contribution required to be made by it under the Clydesdale Partnership Agreement when due if such failure shall remain unremedied for five Business Days after such payment or contribution becomes due and payable under the Clydesdale Partnership Agreement; or

                           (iii) to perform or observe any term, covenant or
                  obligation on its part to be performed or observed under (A)
                  Section 3.7, Section 4.3 (other than clauses (a), (m), (o) or
                  (r)), Section 4.4, Section 4.6, Section 4.9, Section 4.14 or
                  Section 10.1 of the Clydesdale Partnership Agreement, (B)
                  Section 4.3(m), Section 4.3(o), Section 4.3(r), Section 4.7,
                  Section 4.8, Section 4.11, Section 4.12 or Section 9.1 of the Clydesdale Partnership Agreement if such failure shall remain unremedied for five Business Days after the occurrence thereof or (C) any other Section of the Clydesdale Partnership Agreement (including Section 4.3(a) of the Clydesdale Partnership Agreement, but only to the extent the obligations referred to in Section 4.3(a) of the Clydesdale Partnership Agreement are not covered more specifically in any other Section or clause of the Clydesdale Partnership Agreement referred to in clause (A) or (B) above (excluding any Section or clause referred to in the parenthetical phrase in clause (A) above)) in any material respect, if such failure shall remain unremedied for 30 days following notice thereof by the Clydesdale Class B Limited Partner if such failure is reasonably curable; or

                  (b) Noric shall fail or the Noric Board of Directors shall fail to cause any Noric Group Member:

                           (i) to make any payment or capital contribution
                  required to be made by such Noric Group Member under the Noric Company Agreement, the Palomino Company Agreement, the Paso Fino Company Agreement or the Noric LP Partnership Agreement when due if such failure shall remain unremedied for five Business Days after such payment or contribution becomes due and payable under the Noric Company Agreement; or

                           (ii) in the case of Noric only, to perform or observe
                  any term, covenant or agreement contained in Section 3.6, 4.8, 7.1(g), 7.1(h), 7.1(i), 7.2(a), 7.2(b), 7.2(c), 7.2(d) (other than Section 7.2(d)(C)(4) (but only with respect to the failure of Noric LP to deposit into the Noric LP Cash Reserve an amount equal to the Net Cash Proceeds from any Disposition described in Section 7.2(d)(C)(4) in an aggregate amount greater than an amount equal to the difference (but not less than zero) of (x) $5,000,000 minus (y) the aggregate amount of Net Cash Proceeds from any Disposition described in Section 5.02(d)(C)(4) of the Sponsor Subsidiary Credit Agreement that the Sponsor Subsidiaries have failed to deposit in the Sponsor Subsidiary Cash Reserve plus the aggregate amount of the Disposition Value of the Relevant Assets from any Disposition described in Section 5.05(a)(F) of the Sponsor Subsidiary Credit Agreement that Noric Holdings IV and Lipizzan have failed to deposit in the Noric Holdings IV Cash Reserve, in excess of the then effective Adjusted Redetermination Threshold)), 7.2(e), 7.2(f), 7.2(h), 7.2(i), 7.2(l),
                  7.3(a)(ii), 7.3(b) (but, in each case, subject to any provisions relating to the cure of any Notice Event referred to therein), 9.3, 9.4(b), (d), (f), (g) and (h) or 10.1 of the
                  Noric Company Agreement or, in the case of Noric LP only, to perform or observe any term, covenant or agreement contained in Sections 3.7, 4.3, 4.5, 8.3, 8.4(b), (d), (f), (g) and (h)
                  of the Noric LP Partnership Agreement or Section 9.1 of the Noric LP Partnership Agreement; or

                           (iii) to perform or observe any term, covenant or
                  agreement contained in Section 7.2 (other than as set forth in paragraph (ii) above and other than Section 7.2(n)), 7.3(a)(iv) or 7.3(a)(v) of the Noric Company Agreement and 4.6 of the Noric LP Partnership Agreement, if such failure shall remain unremedied for five Business Days after the occurrence thereof; or

                           (iv) to perform or observe in any material respect
                  any other term, covenant or agreement contained in the Noric Company Agreement (including Section 7.2(n) of the Noric Company Agreement, but only to the extent the obligations referred to in Section 7.2(n) of the Noric Company Agreement are not covered more specifically in any other Section or clause of the Noric Company Agreement referred to in paragraph
                  (ii) or (iii) above) or the Noric Custody Agreement on its part to be performed or observed if such failure shall remain unremedied for 30 days following notice thereof by Clydesdale or Mustang if such failure is reasonably curable; or

                  (c) The Clydesdale General Partner has been grossly negligent or has engaged in willful misconduct in managing or otherwise conducting the business and affairs of Clydesdale; or

                  (d) The Noric Board of Directors has been grossly negligent or has engaged in willful misconduct in managing or otherwise conducting the business and affairs of Noric (including in connection with Noric's role as the Palomino Member and the Paso Fino Member); or

                  (e) Any of the Noric LP General Partner or the Noric LP Limited Partner has been grossly negligent or has engaged in willful misconduct in managing or otherwise conducting the business and affairs of Noric LP; or

                  (f) A Sponsor Subsidiary Member has been grossly negligent or has been engaged in willful misconduct in managing or otherwise conducting the business and affairs of a Sponsor Subsidiary; or

                  (g) Any Clydesdale Partner (other than the Clydesdale Class B Limited Partner) shall fail to make any Capital Contribution as required by the terms of the Clydesdale Partnership Agreement if such failure shall remain unremedied for five Business Days after such Capital Contribution becomes due and payable; or

                  (h) Any Sponsor Subsidiary Member shall fail to make any capital contribution as required by the terms of the relevant Sponsor Subsidiary Company Agreement if such failure shall remain unremedied for five Business Days after such contribution becomes due and payable; or

                  (i) Any Noric Member shall fail to make any Capital Contribution as required by the terms of the Noric Company Agreement if such failure shall remain unremedied for five Business Days after such contribution becomes due and payable; or

                  (j) Any Noric LP Partner shall fail to make any Capital Contribution as required by the terms of the Noric LP Partnership Agreement if such failure shall remain unremedied for five Business Days after such contribution becomes due and payable; or

                  (k) The occurrence of an El Paso Event; or

                  (l) The occurrence of a Failed Remarketing; or

                  (m) The occurrence of any Event of Default under the Sponsor Subsidiary Credit Agreement; or

                  (n) Noric Holdings IV shall fail to, or fail to cause, as the Lusitano Member, Lusitano to, or fail to cause Lusitano to cause, as the Lipizzan General Partner, Lipizzan to:

                           (i) make any payment or capital contribution required
                  to be made by Noric Holdings IV or Lusitano under the Lusitano Company Agreement or the Lipizzan Partnership Agreement when due if such failure shall remain unremedied for five Business Days after such payment or contribution becomes due and payable under the Lusitano Company Agreement or the Lipizzan Partnership Agreement; or

                           (ii) in the case of Lipizzan only, perform or observe
                  any term, covenant or agreement contained in Section 3.7 or
                  9.1 of the Lipizzan Partnership Agreement and, in the case of Lusitano only, to perform or observe any term, covenant or agreement contained in Section 9.1 of the Lusitano Company Agreement; or

                           (iii) perform or observe any term, covenant or
                  agreement contained in Section 7.1(i), 7.1(j), 7.2(a), 7.2(b), 7.2(c), 7.2(d) (other than 7.2(d)(iii) (but only with respect to the failure of Noric Holdings IV and Lipizzan to deposit into the Noric Holdings IV Cash Reserve an amount equal to the Disposition Value of the Relevant Assets from any Disposition described in Section 7.2(d)(iii) in an aggregate amount greater than an amount equal to the difference (but not less than zero) of (x) $5,000,000 minus (y) the aggregate amount of Net Cash Proceeds from any Disposition described in Section 5.02(d)(C)(4) of the Sponsor Subsidiary Credit Agreement that the Sponsor Subsidiaries have failed to deposit in the Sponsor Subsidiary Cash Reserve plus the aggregate amount of Net Cash Proceeds from any Disposition described in Section 5.05(a)(D) of the Sponsor Subsidiary Credit Agreement that Noric LP has failed to deposit in the Noric LP Cash Reserve, in excess of the then effective Adjusted Redetermination Threshold)), 7.2(e), 7.2(f), 7.2(i), 7.2(j), 7.3(a)(ii), 7.3(b) (but, in
                  each case, subject to any provisions relating to the cure of any Notice Event referred to therein) of the Noric Holdings IV Company Agreement; or

                           (iv) perform or observe any term, covenant or
                  agreement contained in Section 7.2 (other than as set forth in paragraph (ii) above and other than Section 7.2(m)), 7.3(a)(iv) or 7.3(a)(v) of the Noric Holdings IV Company Agreement, if such failure shall remain unremedied for five Business Days after the occurrence thereof; or

                           (v) to perform or observe in any material respect any
                  other term, covenant or agreement contained in the Noric Holdings IV Company Agreement (including Section 7.2(m) of the Noric Holdings IV Company Agreement, but only to the extent the obligations referred to in Section 7.2(m) of the Noric

                  Holdings IV Company Agreement are not covered more specifically in any other Section or clause of the Noric Holdings IV Company Agreement referred to in paragraph (ii) or
                  (iii) above) on its part to be performed or observed if such failure shall remain unremedied for 30 days following notice thereof by Clydesdale or Mustang if such failure is reasonably curable; or

                  (o) Any of the Lipizzan General Partner or the Lipizzan Limited Partner has been grossly negligent or has engaged in willful misconduct in managing or otherwise conducting the business and affairs of Lipizzan; or

                  (p) Any Lipizzan Partner shall fail to make any Capital Contribution as required by the terms of the Lipizzan Partnership Agreement if such failure shall remain unremedied for five Business Days after such contribution becomes due and payable.

                  "NOVATION AGREEMENT" means each agreement under which Noric Holdings I or any other Subsidiary of El Paso assigns all of its right, title and interest in and to, and delegates all of its obligations under, each E&P Participation Agreement to Noric or Noric LP and each agreement under which Noric assigns all of its rights, title and interest in and to, and delegates all of its obligations under, each E&P Participation Agreement to Noric LP.

                  "OBLIGATION" means, with respect to any Person, any obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding. Without limiting the generality of the foregoing, the Obligations of each Sponsor Subsidiary under the Sponsor Subsidiary Credit Documents include the joint and several obligations to (a) pay principal, interest, costs, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable under any Sponsor Subsidiary Credit Document and (b) reimburse any amount in respect of any of the foregoing that Clydesdale, in its sole discretion, or the Sponsor Subsidiary Collateral Agent, at the direction of Clydesdale, may elect to pay or advance on behalf of any Sponsor Subsidiary.

                  "OIL AND GAS PROPERTIES" means the Hydrocarbon Interests; the properties now or hereafter pooled or unitized with such Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority having jurisdiction) which may affect all or any portion of such Hydrocarbon Interests; all operating agreements, contracts and other agreements which relate to any of such Hydrocarbon Interests or the production, sale, purchase, exchange or processing of hydrocarbons from or attributable to any such Hydrocarbon Interests; and all hydrocarbons in and under and which may be produced and saved or attributable to such Hydrocarbon Interests, the lands covered thereby and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to such Hydrocarbon Interests.

                  "OPERATING REPORT" means a periodic report, in the form attached as Schedule 5.4(b) to the El Paso Agreement, on the business activity of the Energy Investments and E&P Assets, delivered pursuant to Section 5.4(b)(i) or (ii) of the El Paso Agreement.

                  "OPERATIVE DOCUMENTS" means, collectively, the Clydesdale Partnership Agreement, the Lusitano Company Agreement, the Lipizzan Partnership Agreement, the Noric Company Agreement, the Palomino Company Agreement, the Paso Fino Company Agreement, the Noric LP Partnership Agreement, the Mustang Company Agreement, the certificate of limited partnership of Clydesdale, the certificate of formation of Lusitano, the certificate of partnership of Lipizzan, the certificate of formation of Noric, the certificate of formation of Palomino, the certificate of formation of Paso Fino, the certificate of limited partnership of Noric LP, the Noric Holdings Company Agreement, each other Sponsor Subsidiary Company Agreement, the bylaws of Appaloosa, the certificate of formation of Noric Holdings, the certificate of formation of each other Sponsor Subsidiary, the certificate of incorporation of Appaloosa, the Clydesdale Custody Agreement, the Noric Custody Agreement, the Noric LP Custody Agreement, the Notice Agreement, each Sponsor Subsidiary Credit Document, each El Paso Demand Note, each A-Loan Note, the El Paso Agreement, the El Paso Guaranty, each El Paso Undertaking, the Purchase Option Agreement, each Liquidation Indemnity, each E&P Participation Agreement, each Novation Agreement, each Production Payment Agreement, each El Paso Hydrocarbon Sales Contract, the Sponsor Subsidiary Consent, the Administration Agreement, the Consent Agreement and the Engage Letter.

                  "ORGANIZATIONAL DOCUMENTS" means, with respect to any Person, any certificate of incorporation, charter, by-laws, memorandum of association, articles of association, partnership agreement, limited liability company agreement, certificate of limited partnership, certificate of formation, certificate of trust, trust agreement or other agreement or instrument under which such Person is formed or organized under Applicable Laws.

                  "ORIGINAL CLYDESDALE PARTNERSHIP AGREEMENT" means the partnership agreement for Clydesdale, dated as of April 28, 2000 made by Appaloosa as general partner and Noric Holdings as limited partner.

                  "ORIGINAL NORIC COMPANY AGREEMENT" means the company agreement of Noric, dated as of April 28, 2000, made by Noric Holdings I.

                  "ORIGINAL SPONSOR SUBSIDIARY CREDIT AGREEMENT" means the Amended and Restated Sponsor Subsidiary Credit Agreement, originally dated as of May 9, 2000 and amended and restated as of December 15, 2000 and June 29, 2001, among Clydesdale, as lender, Noric Holdings as borrower, the other Sponsor Subsidiaries described therein as joint and several obligors, and the Sponsor Subsidiary Collateral Agent, as collateral agent for Clydesdale.

                  "OTHER TAXES" (a) as used in the Sponsor Subsidiary Credit Documents, has the meaning set forth in Section 2.07(b) of the Sponsor Subsidiary Credit Agreement and (b) as used in the El Paso Agreement, has the meaning set forth in Section 4.2(b) of the El Paso Agreement.

                  "OUTSIDE DATE" has the meaning set forth in Section 2.09(b)(vi) of the Sponsor Subsidiary Credit Agreement.

                  "PALOMINO" means Palomino, L.L.C., a Delaware limited liability company.

                  "PALOMINO COMPANY AGREEMENT" means the company agreement of Palomino, dated as of December 15, 2000 by Noric and amendment thereto dated as of June 29, 2001.

                  "PALOMINO EXPENSES" means, without duplication, all interests, costs, expenses, indemnities, fees (including reasonable attorneys' and accountants' fees), Disposition Costs, Taxes and other payment obligations incurred or owing by Palomino (excluding any liquidating distributions).

                  "PALOMINO MEMBER" means any Person that is a holder of a Palomino Membership Interest.

                  "PALOMINO MEMBERSHIP INTEREST" means any interest in Palomino pursuant to the Palomino Company Agreement.

                  "PALOMINO LIQUIDATOR" has the meaning set forth in Section
10.4 of the Palomino Company Agreement.

                  "PALOMINO PROPERTY" means at any time all property owned at such time by Palomino, and shall include both tangible and intangible property.

                  "PASO FINO" means Paso Fino, L.L.C., a Delaware limited liability company.

                  "PASO FINO COMPANY AGREEMENT" means the company agreement of Paso Fino, dated as of December 15, 2000 by Noric and amendment thereto dated as of June 29, 2001.

                  "PASO FINO EXPENSES" means, without duplication, all interests, costs, expenses, indemnities, fees (including reasonable attorneys' and accountants' fees), Disposition Costs, Taxes and other payment obligations incurred or owing by Paso Fino (excluding any liquidating distributions).

                  "PASO FINO MEMBER" means any Person that is a holder of a Paso Fino Membership Interest.

                  "PASO FINO MEMBERSHIP INTEREST" means any interest in Paso Fino pursuant to the Paso Fino Company Agreement.

                  "PASO FINO LIQUIDATOR" has the meaning set forth in Section
10.4 of the Paso Fino Company Agreement.

                  "PASO FINO PROPERTY" means at any time all property owned at such time by Paso Fino, and shall include both tangible and intangible property.

                  "PAYMENT DATE" means the fifth Business Day of each February, May, August and November in each year, commencing August 7, 2000 or, if notification of any amount required to determine the First Priority Return is not timely made, the third Business Day after such notification is made; provided that, after the Maturity Date or the Liquidation Start Date, as applicable, the Payment Date shall be each day selected by the Clydesdale Class B Limited Partner in its sole discretion.

                  "PAYMENT PERIOD" means the period commencing on the Closing Date and ending on August 1, 2000 and, thereafter, each subsequent period commencing on the last day of the immediately preceding Payment Period and ending on the next succeeding first Business Day of February, May, August or November, as the case may be, of each year; provided, however, that in the case of any Payment Period under the Clydesdale Partnership Agreement that commences before the Maturity Date or the Liquidation Start Date, as applicable, and would otherwise end on a date occurring after the Maturity Date or the Liquidation Start Date, as applicable, such Payment Period shall end on the Maturity Date or the Liquidation Start Date, as applicable, and the duration of each Payment Period that commences on or after the Maturity Date or the Liquidation Start Date, as applicable, shall be initially the period commencing on the Maturity Date or the Liquidation Start Date, as applicable, and ending on the first Business Day of the immediately following February, May, August or November, as the case may be, and, thereafter, each subsequent period commencing on the last day of the immediately preceding Payment Period and ending on the next succeeding first Business Day of February, May, August or November, as the case may be, of each year or of such other duration as shall be selected by the Clydesdale Class B Limited Partner in its sole discretion.

                  "PAYMENT RESTRICTION" means, with respect to any Transaction Asset, any restriction or limitation on the rights of the holder of any Transaction Asset to receive, or, in the case of an Energy Investment, the ability of any related Intermediate Holder or Underlying Business to pay, any dividend, distribution, return of capital, income, interest, principal or other payment, in respect of such Transaction Asset.

                  "PERMITTED ASSETS" means:

                  (a) with respect to Clydesdale, (i) the Advances, Clydesdale's rights under the Sponsor Subsidiary Credit Documents and the other Operative Documents and all proceeds thereof of whatever kind, (ii) the Clydesdale Operating Account, (iii) Permitted Investments, and (iv) the Noric Class B Membership Interest;

                  (b) means with respect to Noric, (i) Noric's rights under the Operative Documents and all proceeds thereof of whatever kind, (ii) the Noric Property Account and the Noric Cash Reserve, (iii) Permitted Investments, (iv) the Noric LP Limited Partnership Interest, (v) the Palomino Membership Interest, (vi) the Paso Fino Membership Interest and (vii) E&P Assets described in clause (i) of the definition thereof;

                  (c) with respect to Noric Holdings, (i) a Clydesdale Class A Partnership Interest, (ii) Transaction Assets other than E&P Assets described in clause (ii) of the definition thereof, (iii) Permitted Investments, (iv) the Sponsor Subsidiary Cash Reserve, (v) A-Loans and
         (vi) the Sponsor Subsidiary Operating Account;

                  (d) with respect to Noric Holdings I, (i) a Clydesdale Class A Partnership Interest, (ii) the Noric Class A Membership Interest, (iii) Transaction Assets other than

         E&P Assets described in clause (ii) of the definition thereof, (iv) Permitted Investments, (v) the Sponsor Subsidiary Cash Reserve, (vi) A-Loans and (vii) the Sponsor Subsidiary Operating Account;

                  (e) with respect to Noric Holdings IV, (i) the Lusitano Membership Interest, (ii) the Lipizzan Limited Partnership Interest,
         (iii) Transaction Assets (it being understood that the E&P Assets described in clause (ii) of the definition thereof, shall be Permitted Assets with respect to Noric Holdings IV solely for purposes of transferring such E&P Assets to Lipizzan), (iv) Permitted Investments,
         (v) the Noric Holdings IV Cash Reserve, (vi) A-Loans, (vii) the Sponsor Subsidiary Cash Reserve and (viii) the Sponsor Subsidiary Operating Account;

                  (f) with respect to any other Sponsor Subsidiary, (i) Transaction Assets other than E&P Assets described in clause (ii) of the definition thereof, (ii) Permitted Investments, (iii) A-Loans, (iv) the Sponsor Subsidiary Cash Reserve and (v) the Sponsor Subsidiary Operating Account;

                  (g) with respect to Palomino, (i) Palomino's rights under the Operative Documents and all the proceeds thereof of whatever kind and
         (ii) the Noric LP General Partnership Interest;

                  (h) with respect to Paso Fino, (i) Paso Fino's rights under the Operative Documents and all the proceeds thereof of whatever kind and (ii) the Noric LP Limited Partnership Interest;

                  (i) with respect to Noric LP, (i) Noric LP's rights under the Operative Documents and all the proceeds thereof of whatever kind, (ii) the Noric LP Property Account and the Noric LP Cash Reserve, (iii) Permitted Investments and (iv) E&P Assets other E&P Assets described in clause (ii) of the definition thereof;

                  (j) with respect to Lusitano, (i) Lusitano's rights under the Operative Documents and all proceeds thereof of whatever kind and (ii) the Lipizzan General Partnership Interest; and

                  (k) with respect to Lipizzan, (i) Lipizzan's rights under the Operative Documents and all the proceeds thereof of whatever kind and
         (ii) E&P Assets described in clause (ii) of the definition thereof.

                  "PERMITTED INVESTMENTS" means:

                  (a) with respect to Clydesdale, Cash Equivalents;

                  (b) with respect to any Sponsor Subsidiary, Cash Equivalents and El Paso Demand Loans; and

                  (c) with respect to Noric and Noric LP, Cash Equivalents and El Paso Demand Loans.

                  "PERMITTED JURISDICTION" means Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, The Netherlands, Norway, Spain, Sweden, Switzerland, the United States of America and the United Kingdom.

                  "PERMITTED LIENS" means (i) bankers' rights of setoff for uncollected items and routine fees and expenses arising in the ordinary course of business, (ii) Liens created by or pursuant to, or expressly permitted under, any Operative Document, (iii) Liens for taxes and other governmental charges and assessments (and other Liens imposed by Applicable Law) not yet delinquent or being contested in good faith and by proper proceedings and as to which appropriate reserves (in the good faith judgment of the relevant Person) are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors, (iv) restrictions on transfers of securities or voting under Applicable Laws and agreements, (v) with respect to Clydesdale, restrictions on the transfer of its Noric Class B Membership Interest or any of the other assets of Clydesdale under any Operative Document, (vi) with respect to Noric Holdings, restrictions on the transfer of its Clydesdale Class A Limited Partnership Interest, (vii) with respect to Noric Holdings I, restrictions on the transfer of its Clydesdale Class A Limited Partnership Interest or Noric Class A Membership Interest, (viii) with respect to Noric, restrictions on the transfer of its Palomino Membership Interest or Paso Fino Membership Interest or its assets under the Operative Documents, (ix) with respect to Palomino, restrictions on the transfer of its Noric LP General Partnership Interest, (x) with respect to Paso Fino, restrictions on the transfer of its Noric LP Limited Partnership Interest, (xi) with respect to Noric Holdings IV, restrictions on the transfer of the Lusitano Membership Interest and the Lipizzan Limited Partnership Interest, (xii) with respect to Lusitano, restrictions on the transfer of the Lipizzan General Partnership Interest, (xiii) with respect to any Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP, restrictions on the transfer of its assets under the Operative Documents, (xiv) restrictions on the transfer or assignment of rights under the terms of the Assigned Agreements and (xv) rights of first refusal, rights of first negotiation or first offer, tag-along or co-sale rights, and other similar contractual restrictions upon the transfer of any Energy Investment (or any portion thereof).

                  "PERMITTED RELEVANT LIENS" means:

                  (i) inchoate Liens and charges imposed by law and incidental to construction, maintenance, development or operation of properties, or the operation of business, in the ordinary course of business if payment of the obligation secured thereby is not yet overdue or if the validity or amount of which is being contested in good faith by El Paso or any of its Subsidiaries;

                  (ii) Liens for taxes, assessments, obligations under workers' compensation or other social security legislation or other governmental requirements, charges or levies, in each case not yet overdue;

                  (iii) Liens reserved in any oil, gas or other mineral lease entered into in the ordinary course of business for rent, royalty or delay rental under such lease and for compliance with the terms of such lease;

                  (iv) easements, servitudes, rights-of-way and other rights, exceptions, reservations, conditions, limitations, covenants and other restrictions that do not materially interfere with the operation, value or use of the properties affected thereby;

                  (v) conventional provisions contained in any contracts or agreements affecting properties under which El Paso or any of its Subsidiaries is required immediately before the expiration, termination or abandonment of a particular property to reassign to such Person's predecessor in title all or a portion of such Person's rights, titles and interests in and to all or portion of the such property;

                  (vi) any Lien reserved in a grant or conveyance in the nature of a farm-out or conditional assignment to El Paso or any of its Subsidiaries entered into in the ordinary course of business on reasonable terms to secure undertakings of El Paso or any such Subsidiary in such grant or conveyance;

                  (vii) any Lien consisting of (A) statutory landlord's liens under leases to which El Paso or any of its Subsidiaries is a party or other Liens on leased property reserved in leases thereof for rent or for compliance with the terms of such leases, (B) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any property of El Paso or any of its Subsidiaries, or to use such property in any manner which does not materially impair the use of such property for the purposes for which it is held El Paso or any such Subsidiary, (C) obligations or duties to any municipality or public authority with respect to any franchise, grant, license, lease or permit and the rights reserved or vested in any governmental authority or public utility to terminate any such franchise, grant, license, lease or permit or to condemn or expropriate any property, and (D) zoning laws and ordinances and municipal regulations;

                  (viii) any Lien on any assets (including Equity Interests and other obligations) securing Indebtedness or other obligations incurred or assumed for the purpose of financing all or any part of the cost of acquiring, improving, installing, designing, engineering, developing (including drilling), or constructing such assets, provided that such Lien attaches to such assets concurrently with or within 365 days after the acquisition or completion of development, construction or installation thereof or improvement thereto; and

                  (ix) the creation of interests in property of the character commonly referred to as a "royalty interest" or "overriding royalty interest", production payments, farmouts, leases, subleases, rights of way and other easements, participants, joint venture, joint operating, unitization, pooling and communication agreements, or other similar transactions in the ordinary course of business.

                  "PERMITTED TRANSFER", as used in the Clydesdale Partnership Agreement, the Lusitano Company Agreement, the Lipizzan Partnership Agreement, the Noric Company Agreement, the Palomino Company Agreement, the Paso Fino Company Agreement and the Noric LP Partnership Agreement means any Transfer of any Clydesdale Partnership Interest, any Lusitano Membership Interest, any Lipizzan Partnership Interst, any Noric Membership Interest, any Palomino Membership Interest, any Paso Fino Membership Interest or any Noric LP

Partnership Interest as applicable, permitted by Section 10.2 of the Clydesdale Partnership Agreement, Section 8.1 of the Lusitano Company Agreement, Section
9.2 of the Lipizzan Partnership Agreement, Section 10.2 of the Noric Company Agreement, Section 8.1 of the Palomino Company Agreement, Section 8.1 of the Paso Fino Company Agreement or Section 9.2 of the Noric LP Partnership Agreement.

                  "PERMITTED TRANSFEREE", as used in the Clydesdale Partnership Agreement, the Lusitano Company Agreement, the Lipizzan Partnership Agreement, the Noric Company Agreement, the Palomino Company Agreement, the Paso Fino Company Agreement and the Noric LP Partnership Agreement means any Person to which a Clydesdale Partnership Interest, a Lusitano Membership Interest, a Lipizzan Partnership Interest, a Noric Membership Interest, a Palomino Membership Interest, a Paso Fino Membership Interest or a Noric LP Partnership Interest, as applicable, is Transferred pursuant to a Permitted Transfer.

                  "PERSON" means an individual, a Business Entity, or a country or any political subdivision thereof or any agency or instrumentality of such country or subdivision.

                  "PLAN" means a Single Employer Plan or a Multiple Employer
Plan.

                  "PLEDGED DEBT" has the meaning set forth in the Sponsor Subsidiary Security Agreement.

                  "PLEDGED INTERESTS" has the meaning set forth in the Sponsor Subsidiary Security Agreement.

                  "PLEDGED SHARES" has the meaning set forth in the Sponsor Subsidiary Security Agreement.

                  "PRE-APPROVED ENERGY INVESTMENT" means 100% of the Equity Interests in Colorado Interstate Gas Company, a Delaware corporation.

                  "PREFERRED RATE" for any Payment Period (or portion thereof) means the per annum rate notified by the Clydesdale Class B Limited Partner to the Clydesdale General Partner pursuant to Section 7.7 of the Clydesdale Partnership Agreement as the Preferred Rate for such Payment Period (or portion thereof).

                  "PRINCIPAL PROPERTY" of a Controlled Business means all property of such Controlled Business other than Non-Principal Property.

                  "PRINCIPAL SUBSIDIARY" means, at any time, any Subsidiary of El Paso (other than a Project Financing Subsidiary) either (a) having assets that are, or owning subsidiaries with assets that together with its assets are, at such time greater than or equal to 5% of the consolidated assets of El Paso and its consolidated Subsidiaries at such time or (b) constituting a "Borrowing Subsidiary" (or any analogous term) under the El Paso Existing 364-Day Facility or the El Paso Existing 3-Year Facility.

                  "PROCEEDS ACCOUNT" means a deposit or securities account to be established by each Underlying Business with Mellon Bank or any other financial institution reasonably acceptable to Clydesdale on or prior to the Third Restatement Date, with the specific account information to be provided by El Paso to Clydesdale immediately thereafter.

                  "PRODUCTION AND DELIVERY AGREEMENT" means (i) the Production and Delivery Agreement, dated as of July 1, 2002, between El Paso Production Oil & Gas USA and Lipizzan, as same may be amended, supplemented, restated or otherwise modified from time to time and (ii) the Production and Delivery Agreement, dated as of July 5, 2002, between El Paso Oil & Gas Resources and Lipizzan, as same may be amended, supplemented, restated or otherwise modified from time to time.

                  "PRODUCTION PAYMENT" means each "Production Payment" under, and as defined in, each Production Payment Conveyance.

                  "PRODUCTION PAYMENT AGREEMENTS" means each Production Payment Conveyance and each Production and Delivery Agreement.

                  "PRODUCTION PAYMENT CONVEYANCE" means (i) the Conveyance of Production Payment, dated as of July 1, 2002, from El Paso Production Oil & Gas USA to Lipizzan, as same may be amended, supplemented, restated or otherwise modified from time to time and (ii) the Conveyance of Production Payment, dated as of July 5, 2002, from El Paso Oil & Gas Resources to Lipizzan, as same may be amended, supplemented, restated or otherwise modified from time to time.

                  "PRODUCTION PAYMENT HYDROCARBONS" means the "Production Payment Hydrocarbons" under, and as defined in, each Production Payment Conveyance.

                  "PRODUCTION PAYMENT INTERESTS" means each Production Payment and all other rights and interests of Lipizzan under the Production Payment Agreements.

                  "PROFITS" and "LOSSES" in relation to Clydesdale means, for each Fiscal Year, an amount equal to Clydesdale's taxable income or loss for such Fiscal Year for Federal income tax purposes, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                  (a) Any income of Clydesdale that is exempt from Federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "PROFITS" and "LOSSES" shall be added to such taxable income or loss;

                  (b) Any expenditures of Clydesdale described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(g) and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "PROFITS" and "LOSSES" shall be subtracted from such taxable income or loss;

                  (c) In the event the Gross Asset Value of any Clydesdale Property is adjusted pursuant to clause (a) of the definition of "Gross Asset Value", the amount of such adjustment shall be taken into account as gain or loss from the Disposition of such asset for purposes of computing Profits or Losses;

                  (d) Gain or loss resulting from any Disposition of Clydesdale Property with respect to which gain or loss is recognized for Federal income tax purposes shall be computed by reference to the Gross Asset Value of the property Disposed of, notwithstanding that the Adjusted Tax Basis of such property differs from its Gross Asset Value;

                  (e) All Taxes paid or accrued by Clydesdale shall be treated as deductions in computing Profits and Losses; and

                  (f) Any items that are specially allocated pursuant to Section
         6.4 of the Clydesdale Partnership Agreement shall not be taken into account in computing Profits or Losses.

The amounts of the items of income, gain, loss or deduction available to be specially allocated pursuant to Section 6.4 of the Clydesdale Partnership Agreement shall be determined by applying rules analogous to those set forth in clauses (a) through (e) above.

                  "PROJECT FINANCING" means any Relevant Indebtedness incurred to finance or refinance the acquisition, improvement, installation, design, engineering, construction, development, completion, maintenance or operation of, or otherwise in respect of, all or any portion of any project, or any asset related thereto, and any Guaranty with respect thereto, other than any portion of such Indebtedness or Guaranty permitting or providing for recourse against El Paso or any of its Subsidiaries other than (a) recourse to the Equity Interests in, Indebtedness or other obligations of, or assets of, one or more Project Financing Subsidiaries, and (b) such recourse as exists under any Contingent Guaranty.

                  "PROJECT FINANCING SUBSIDIARY" means any Subsidiary of El Paso whose principal purpose is to incur Project Financing, or to become a direct or indirect partner, member or other equity participant or owner in a Business Entity so created, and substantially all the assets of which Subsidiary or Business Entity are limited to those assets being financed (or to be financed), or the operation of which is being financed (or to be financed), in whole or in part by a Project Financing or to Equity Interests in, or Indebtedness or other obligations of, one or more other such Subsidiaries or Business Entities or to Indebtedness or other obligations of El Paso or its Subsidiaries or other Persons.

                  "PROPERTY" means any real property and improvements owned, leased, used, operated or occupied by El Paso, any of its Subsidiaries or any El Paso Party.

                  "PROVED DEVELOPED RESERVES" means, at any time, Proved Reserves that can be expected to be recovered through existing wells with existing equipment and operating methods and are classified as proved developed reserves in the most recent Reserve Report pertaining thereto.

                  "PROVED PRODUCING RESERVES" means Proved Developed Reserves that are recoverable from existing wells with current operating methods and expenses and are producing.

                  "PROVED RESERVES" means, at any time, recoverable hydrocarbon reserves that have been proved to a high degree of certainty by analysis of the producing history of a reservoir and/or by volumetric analysis of adequate geological and engineering data and are classified as proved reserves in the most recent Reserve Report.

                  "PUBLICLY TRADED INVESTMENT" means an Energy Investment which is publicly traded and which is not an Investment in a Subsidiary of a Sponsor Subsidiary.

                  "PURCHASE AMOUNT" has the meaning set forth in the Purchase Option Agreement.

                  "PURCHASE OPTION" has the meaning set forth in the Purchase Option Agreement.

                  "PURCHASE OPTION AGREEMENT" means the Purchase Option Agreement, dated as of May 9, 2000, among El Paso, Mustang, Shetland, the Mustang Collateral Agent and Thoroughbred Holdings, L.L.C.

                  "PV-10 VALUE" means, with respect to the value of any Subject Interests, Production Payment, Production Payment Interests or E&P Participation Property, the value of such Subject Interests, Production Payment, Production Payment Interests or E&P Participation Property determined using the standardized methodology prescribed by the Securities and Exchange Commission for the calculation of the discounted present value of the Proved Reserves for the Securities and Exchange Commission reporting purposes (commonly known as the "PV-10") attributable to such Subject Interests, Production Payment, Production Payment Interests or E&P Participation Property.

                  "REAL PROPERTY" means land and/or any building and any fixtures annexed to any of the foregoing.

                  "RECEIVABLES PURCHASE AND/OR SALE AGREEMENT" means the collective reference to (a) the Receivables Purchase and Sale Agreement dated as of January 14, 1992 among EPNCC, CIESCO L.P., a New York limited partnership, Corporate Asset Funding Company, a Delaware corporation and Citicorp North America, Inc., as agent, as amended as of the date hereof, and (b) the Amended and Restated Receivables Sale Agreement dated as of December 31, 1996 among El Paso Energy Credit Corporation, Asset Securitization Cooperative Corporation and Canadian Imperial Bank of Commerce, as administrative agent, as such Agreement may be amended, supplemented, restated or otherwise modified from time to time; provided that no such amendment, supplement, restatement or modification shall change the scope of such Agreement from that of a receivables securitization transaction.

                  "REDEMPTION AMOUNT" has the meaning set forth in Section 7.9(c) of the Clydesdale Partnership Agreement.

                  "REDETERMINATION NOTICE" has the meaning set forth in Section 2.09(c) of the Sponsor Subsidiary Credit Agreement.

                  "REDETERMINATION THRESHOLD" has the meaning set forth in
Section 2.09(b)(vii) of the Sponsor Subsidiary Credit Agreement.
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                                       65


                  "REFINANCED CONTROLLED BUSINESS DEBT" has the meaning set forth in Section 5.09(b)(xiii) of the Sponsor Subsidiary Credit Agreement.

                  "REGULATIONS" means the income tax regulations, including temporary regulations, promulgated under the Code.

                  "RELATED PERSONS" means, with respect to any Indemnified Person, each Affiliate of such Indemnified Person and all officers, directors, employees, advisers and representatives of such Indemnified Person or any of its Affiliates.

                  "RELEVANT ASSETS" has the meaning set forth in Section 2.09(e) of the Sponsor Subsidiary Credit Agreement.

                  "RELEVANT INDEBTEDNESS" of any Person means, without duplication, (a) indebtedness of such Person for borrowed money, (b) obligations of such Person (other than any portion of any trade payable obligation of such Person that shall not have remained unpaid for 91 days or more from the original due date of such portion) to pay the deferred purchase price of property or services, and (c) obligations of such Person as lessee under leases that shall have been or should be, in accordance with GAAP, recorded as capital leases, except that where such indebtedness or obligation of such Person is made jointly, or jointly and severally, with any third party or parties other than any consolidated Subsidiary of such Person, the amount thereof for the purposes of this definition only shall be the pro rata portion thereof payable by such Person, so long as such third party or parties have not defaulted on its or their joint and several portions thereof.

                  "RELEVANT LIEN" means any lien, security interest or other charge or encumbrance, or any assignment of the right to receive income, or any other type of preferential arrangement, in each case to secure any Relevant Indebtedness or any Guaranty of any Person.

                  "REMARKETING AGENT" means an investment banking firm of national standing having recognized capability in the private and public placement of equity securities selected by the Clydesdale General Partner with the consent of the Clydesdale Class B Limited Partner, such consent not to be unreasonably withheld or delayed.

                  "REPLACEMENT SECURITIES" has the meaning set forth in Section 7.9(b) of the Clydesdale Partnership Agreement.

                  "REPRESENTATIVES" as used in the El Paso Agreement, has the meaning set forth in Section 2.16 of the El Paso Agreement.

                  "REQUIRED CLYDESDALE PARTNERS" means all of the Clydesdale Partners (excluding the relevant Clydesdale Partner Transferring its Clydesdale Partnership Interest (or a portion thereof) pursuant to the terms of Section 10 of the Clydesdale Partnership Agreement).

                  "REQUIRED NORIC MEMBERS" means all Noric Members (excluding the relevant Noric Member Transferring its Noric Membership Interest (or a portion thereof) pursuant to the terms of Section 10 of the Noric Company Agreement).

                  "RESERVE REPORT" means each report pertaining to the E&P Participation Properties and each Production Payment that is delivered by Noric Holdings to the Calculation Agent under the terms of the Sponsor Subsidiary Credit Agreement, and such Reserve Report shall:

                  (a) be prepared by (x) a certified independent petroleum engineer acceptable to the Calculation Agent, Noric Holdings and Clydesdale in respect of a Reserve Report furnished under Section 2.09(b) or Section 2.09(d) of the Sponsor Subsidiary Credit Agreement and (y) Noric Holdings in respect of a Reserve Report furnished under
         Section 2.09(e) of the Sponsor Subsidiary Credit Agreement;

                  (b) separately set forth the Proved Reserves attributable to the E&P Participation Properties and to the Subject Interests burdened by each Production Payment, together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of the date thereof, based on pricing and escalation assumptions and discount factors acceptable to the Calculation Agent, Mustang and Clydesdale, a separate calculation of the PV-10 Value of the E&P Participation Properties, the Subject Interests burdened by each Production Payment and the Production Payments and such other information as Clydesdale or Mustang may reasonably request; and

                  (c) otherwise be in form and substance reasonably satisfactory to the Calculation Agent, Mustang and Clydesdale.

                  "RESERVE REPORT DATE" means (a) December 31 of the preceding calendar year, if a Reserve Report is delivered pursuant to Section 2.09(b)(i) of the Sponsor Subsidiary Credit Agreement or (b) the date of delivery of the Redetermination Notice, in all other cases under the Sponsor Subsidiary Credit Agreement.

                  "RESPONSIBLE OFFICER" means, with respect to (a) El Paso, the Chief Financial Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of El Paso; and
(b) the trustee of a trust and any other Person, the President, any Vice President, the Treasurer, any Assistant Treasurer, or the Secretary of such Person or of a managing member, manager or general partner of such Person, in each case of clauses (a) and (b) responsible for the administration of, or monitoring compliance with, the Clydesdale Partnership Agreement or any other Operative Document.

                  "RESTRICTED SUBSIDIARY" has the meaning set forth in the Indenture, dated as of June 1, 1986, between Sonat and Manufacturers Hanover Trust Company.

                  "REVISED ENERGY INVESTMENT LOAN VALUE" has the meaning set forth in 2.11 of the Sponsor Subsidiary Credit Agreement.

                  "RIGHTS RESTRICTION" means, with respect to any Transaction Asset, any material restriction or material limitation on the rights of the holder of such Transaction Asset (other than any Payment Restriction or Transfer Restriction).

                  "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor rating agency.

                  "SALES AGENT" as used in:

                  (a) the Clydesdale Partnership Agreement, means any Person agreed to by the Clydesdale Class B Limited Partner acting as agent of the Clydesdale Liquidator engaged to dispose of the Clydesdale Property pursuant to an agreement entered into by the Clydesdale Liquidator on behalf of Clydesdale with such Person upon terms (including indemnities) customary in the market at the time such Sales Agent is engaged for the transactions contemplated by such engagement;

                  (b) the Lusitano Company Agreement, the Lipizzan Partnership Agreement, the Noric Company Agreement, the Palomino Company Agreement, the Paso Fino Company Agreement or the Noric LP Partnership Agreement, means any Person agreed to by Clydesdale acting as agent of the Lusitano Liquidator, the Lipizzan Liquidator, the Noric Liquidator, the Palomino Liquidator, the Paso Fino Liquidator or the Noric LP Liquidator, as the case may be, engaged to dispose of the Lusitano Property, Lipizzan Property, the Noric Property, the Palomino Property, the Paso Fino Property or the Noric LP Property, as the case may be, pursuant to an agreement entered into by the Lusitano Liquidator, the Lipizzan Liquidator, the Noric Liquidator, the Palomino Liquidator, the Paso Fino Liquidator or the Noric LP Liquidator, as the case may be, on behalf of Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP, as the case may be, with such Person upon terms (including indemnities) customary in the market at the time such Sales Agent is engaged for the transactions contemplated by such engagement; and

                  (c) any Sponsor Subsidiary Company Agreement, has the meaning set forth therein.

                  "SCHEDULED QUANTITIES" has the meaning set forth in each Production Payment Conveyance.

                  "SECOND PRIORITY RATE" means for any Payment Period (or portion thereof) the rate per annum compounded quarterly, equal to the sum of
(a) the LIBO Rate for such Payment Period, (or portion thereof) plus (b) a percentage per annum equal to 4%.

                  "SECOND PRIORITY RETURN" means an amount for each Payment Period (or portion thereof) equal to the product of the Unrecovered Capital of the Clydesdale Class A Limited Partners at the time of determination and the Second Priority Rate for such Payment Period (or portion thereof).

                  "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

                  "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

                  "SHETLAND" means Shetland Holdings Company, a Delaware corporation.

                  "SINGLE EMPLOYER PLAN" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of El Paso or an ERISA Affiliate and no Person other than El Paso and its ERISA Affiliates or (b) was so maintained and in respect of which El Paso or an ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

                  "SONAT" means Sonat Inc., a Delaware Corporation (which merged into El Paso on October 25, 1999, with El Paso as the surviving entity).

                  "SPECIFIED DATE" means the latter to occur of (i) June 23, 2006 and (ii) any subsequent date, falling at least 60 months after the then existing Specified Date, determined by agreement of all the Clydesdale Partners as a result of a negotiation in accordance with Section 7.9 of the Clydesdale Partnership Agreement.

                  "SPONSOR SUBSIDIARY" means (a) Noric Holdings, (b) Noric Holdings I, (c) Noric Holdings III, (d) Noric Holdings IV and (e) each Additional Sponsor Subsidiary.

                  "SPONSOR SUBSIDIARY ACCESSION AGREEMENT" means an accession agreement in the form of Exhibit 3 to the Acquisition/Accession Procedures Schedule.

                  "SPONSOR SUBSIDIARY CASH RESERVE" has the meaning set forth in Preliminary Statement D of the Sponsor Subsidiary Security Agreement.

                  "SPONSOR SUBSIDIARY COLLATERAL AGENT" means Wilmington Trust Company, a Delaware banking corporation, in its capacity as collateral agent for Clydesdale.

                  "SPONSOR SUBSIDIARY COLLATERAL AGENT AGREEMENT" means the Sponsor Subsidiary Collateral Agent Agreement, dated as of May 9, 2000, between Noric Holdings (in its own capacity and on behalf of each other Sponsor Subsidiary), Clydesdale and the Sponsor Subsidiary Collateral Agent.

                  "SPONSOR SUBSIDIARY COLLATERAL AGENT FEE LETTER" means the letter, dated as of May 9, 2000, from the Sponsor Subsidiary Collateral Agent to Noric Holdings setting out details of the fee payable under Section 8.04 of the Sponsor Subsidiary Credit Agreement.

                  "SPONSOR SUBSIDIARY COMPANY AGREEMENT" means any of (a) the Noric Holdings Company Agreement and (b) the limited liability company agreement for each other Sponsor Subsidiary, in form and substance satisfactory to Clydesdale and the Clydesdale Class B Limited Partner.

                  "SPONSOR SUBSIDIARY CONSENT" means each letter dated as of July 19 2002 from each Sponsor Subsidiary to Clydesdale and El Paso.

                  "SPONSOR SUBSIDIARY CREDIT AGREEMENT" means the Amended and Restated Sponsor Subsidiary Credit Agreement, originally dated as of May 9, 2000 and amended and restated as of December 15, 2000, June 29, 2001 and July 19 2002, among Clydesdale, as lender, Noric Holdings as borrower, the other Sponsor Subsidiaries described therein as joint and several obligors, and the Sponsor Subsidiary Collateral Agent, as collateral agent for Clydesdale.

                  "SPONSOR SUBSIDIARY CREDIT DOCUMENTS" means the Sponsor Subsidiary Credit Agreement, the Sponsor Subsidiary Security Agreement, each Sponsor Subsidiary Accession Agreement, each Sponsor Subsidiary Security Agreement Supplement, the Sponsor Subsidiary Collateral Agent Agreement, and the Sponsor Subsidiary Collateral Agent Fee Letter, as each such agreement may be amended, supplemented or otherwise modified from time to time as permitted by the terms of the Operative Documents, and any other instrument or security evidencing an Advance or other amount owing under the Sponsor Subsidiary Credit Agreement.

                  "SPONSOR SUBSIDIARY EXPENSES" means, with respect to any Sponsor Subsidiary, (a) any and all judgments, damages or penalties with respect to, or amounts paid in settlement of, claims (including negligence, strict or absolute liability, liability in tort and liabilities arising out of violation of laws or regulatory requirements of any kind), actions or suits and (b) any and all liabilities, obligations, losses, costs and expenses (including reasonable fees and disbursements of counsel and claims, damages, losses, liabilities and expenses relating to environmental matters) including Taxes.

                  "SPONSOR SUBSIDIARY LIQUIDATOR" with respect of any Sponsor Subsidiary, has the meaning set forth in Exhibit A to each Sponsor Subsidiary Company Agreement.

                  "SPONSOR SUBSIDIARY MEMBER" means each member of a Sponsor Subsidiary, other than, in each case, Lord Securities.

                  "SPONSOR SUBSIDIARY MEMBERSHIP INTEREST" in relation to a Sponsor Subsidiary Member means the interest of such Sponsor Subsidiary Member in the relevant Sponsor Subsidiary.

                  "SPONSOR SUBSIDIARY OPERATING ACCOUNT" has the meaning set forth in Preliminary Statement E of the Sponsor Subsidiary Security Agreement.

                  "SPONSOR SUBSIDIARY PROPERTY" means, with respect to a Sponsor Subsidiary at any time, all property owned at such time by such Sponsor Subsidiary, and shall include tangible and intangible property.

                  "SPONSOR SUBSIDIARY REQUIRED ACTIONS" means:

                  (a) after the occurrence of a Liquidating Event, subject to the exercise of the Purchase Option, taking all actions reasonably necessary or advisable to allow for an orderly liquidation of the relevant Sponsor Subsidiary;

                  (b) making any demand or a request under, or enforcing any right or remedy under, each El Paso Demand Loan, E&P Participation Agreement and Affiliate Loan and the El Paso Guaranty in accordance with the terms thereof;

                  (c) calling for and applying additional capital contributions from each Sponsor Subsidiary Member pursuant to the terms of each Sponsor Subsidiary Company Agreement to enable (i) (in the case of Noric Holdings) Noric Holdings to meet its and its Affiliates obligations to provide additional Capital Contributions under Section
         5.3 of the Clydesdale Partnership Agreement, Section 5.3 of the Lipizzan Partnership Agreement,

         Section 5.3 of the Noric Company Agreement and Section 5.3 of the Noric LP Partnership Agreement or (ii) (in the case of each Sponsor Subsidiary) each Sponsor Subsidiary to meet its obligations, if any, with respect to the provision of any additional capital contribution under or in respect of any Energy Investment;

                  (d) making demand, or enforcing any rights or remedy under any A-Loan for the payment of interest or principal (as applicable) in accordance with the terms of the A-Loan Note;

                  (e) directing the Sponsor Subsidiary Collateral Agent to pay Sponsor Subsidiary Expenses from amounts, if any, on deposit in the Sponsor Subsidiary Cash Reserve to the extent not timely paid when the same are due and payable; and

                  (f) after the occurrence of a Liquidating Event, making a request pursuant to Section 5.1 of any E&P Participation Agreement to which a Sponsor Subsidiary is a party for the Counterparty under such E&P Participation Agreement to transfer all of its right, title and interest (if any) in and to all or any of the Conveyed Interests and the Material E&P Agreements (each as defined in such E&P Participation Agreement) the subject of such E&P Participation Agreement to such Sponsor Subsidiary.

                  "SPONSOR SUBSIDIARY REQUIRED CASH RESERVE BALANCE" means an amount equal to 24% of the Energy Investment Exposure.

                  "SPONSOR SUBSIDIARY SECURED PARTIES" means Clydesdale, the Sponsor Subsidiary Collateral Agent and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise).

                  "SPONSOR SUBSIDIARY SECURITY AGREEMENT" means the Amended and Restated Security Agreement, originally dated as of May 9, 2000 and amended and restated as of June 29, 2001 and July 19 2002, made between Noric Holdings and the Sponsor Subsidiary Collateral Agent, as supplemented from time to time by each Sponsor Subsidiary Security Agreement Supplement and each Sponsor Subsidiary Accession Agreement.

                  "SPONSOR SUBSIDIARY SECURITY AGREEMENT SUPPLEMENT" means an agreement in the form of Exhibit 4 to the Acquisition/Accession Procedures Schedule.

                  "SUBJECT INTERESTS" means the "Subject Interests" under, and as defined in, each Production Payment Conveyance.

                  "SUBSEQUENT TRANSFER" means a transfer by or on behalf of any Sponsor Subsidiary of all or part of its rights in any Energy Investment or a transfer by or on behalf of a Sponsor Subsidiary, Lipizzan, Noric or Noric LP, as the case may be, of any E&P Asset, in each case for value to a third party that is not an Affiliate of El Paso, including any such transfer by the Sponsor Subsidiary Liquidator, the Lipizzan Liquidator, the Noric Liquidator or the Noric LP Liquidator, as the case may be, or by or on behalf of a secured creditor of such Sponsor Subsidiary who has a security interest in such rights (including, without limitation, the Sponsor Subsidiary Collateral Agent).

                  "SUBSIDIARY" (a) when used in the El Paso Agreement, means, as to any Person, any Business Entity of which shares of stock or other Equity Interests having ordinary voting power (other than stock or such other Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such Business Entity are at the time owned, directly or indirectly through one or more Subsidiaries, or both, by such Person; and

                  (b) when used in any other Operative Document, means, as to any Person, any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (i) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (ii) the right or power to direct, in the case of any entity of which such Person or any of its Subsidiaries is a general partner, or both the beneficial ownership of and the right or power to direct, in any other case, such limited liability company, partnership or joint venture or (iii) the beneficial interest in such trust or estate, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

                  "TAXES" (a) as used in the El Paso Agreement, has the meaning set forth in Section 4.2(a) of the El Paso Agreement, and (b) as used in any other Operative Document, means any and all taxes (including net income, gross income, franchise, value added, ad valorem, gross receipts, leasing, excise, fuel, excess profits, sales, use, property (personal or real, tangible or intangible) and stamp taxes), levies, imposts, duties, charges, assessments, or withholdings of any nature whatsoever, general or special, ordinary or extraordinary, now existing or hereafter created or adopted, together with any and all penalties, fines, additions to tax and interest thereon.

                  "TAX MATTERS PARTNER" means the Clydesdale General Partner when acting pursuant to its authority under Section 8.2(b) of the Clydesdale Partnership Agreement.

                  "TENNESSEE" means Tennessee Gas Pipeline Company, a Delaware Corporation.

                  "TERMINATION EVENT" means the occurrence of any of the following events:

                  (a) The occurrence of the Twentieth Anniversary; or

                  (b) (x) The date on which a Termination Notice becomes effective, pursuant to Section 12.1(b) of the Clydesdale Partnership Agreement, to cause a Notice Event to become a Termination Event or (y) the date on which a Termination Notice becomes effective pursuant to
         Section 11.1(b) of any Sponsor Subsidiary Company Agreement, to cause a Notice Event (as defined therein) to become a Termination Event (as defined therein); or

                  (c) The Bankruptcy of Clydesdale, the Clydesdale General Partner, Lusitano, Lipizzan, Noric, Palomino, Paso Fino, Noric LP, any Sponsor Subsidiary or any Counterparty to any E&P Participation Agreement or any Production Payment Agreement; or

                  (d) (i) The unanimous vote of the Clydesdale Partners to dissolve, wind up and liquidate Clydesdale, (ii) the unanimous vote of the Noric Members to dissolve, wind up and liquidate Noric, (iii) the unanimous vote of the Noric LP Partners to dissolve, liquidate or wind up Noric LP, (iv) the unanimous vote of the Palomino Members to dissolve, liquidate or wind up Palomino, (v) the unanimous vote of the Paso Fino Members to dissolve, liquidate or wind up Paso Fino, (vi) the unanimous vote of the members of Noric Holdings to wind up Noric Holdings, (vii) the unanimous vote of the Lusitano Members to dissolve, liquidate or wind up Lusitano, (viii) the unanimous vote of the Lipizzan Partners to dissolve, liquidate or wind up Lipizzan or (ix) the unanimous vote of the members of any Sponsor Subsidiary (other than Noric Holdings) holding any Permitted Assets to wind up such Sponsor Subsidiary; or

                  (e) The happening of any event that makes it unlawful or impossible to carry on the business of Clydesdale, Lusitano, Lippizan, Noric, Palomino, Paso Fino, Noric LP, Noric Holdings or any other Sponsor Subsidiary holding any Permitted Assets, or the Delaware court of Chancery has entered a final decree of dissolution of Clydesdale, Lusitano, Lipizzan, Noric, Palomino, Paso Fino, Noric LP, Noric Holdings or any other Sponsor Subsidiary holding any Permitted Assets pursuant to Section 17-802 of the Act or Section 18-802 of the Delaware Limited Liability Company Act of 1992 (or any successor statute), as amended from time to time; or

                  (f) The Transfer by a Clydesdale Partner (other than Mustang) of all or any portion of its Clydesdale Partnership Interest, a transfer by a Lusitano Member of all or any portion of its Lusitano Membership Interest, a transfer by a Lipizzan Partner of all or a portion of its Lipizzan Partnership Interest, a transfer by a Noric Member of all or any portion of its Noric Membership Interest, a transfer by a Palomino Member of all or a portion of its Palomino Membership Interest, a transfer by a Paso Fino Member of all or a portion of its Paso Fino Membership Interest, a transfer by a Noric LP Partner of all or a portion of its Noric LP Partnership Interest or a transfer by a Sponsor Subsidiary Member of all or any portion of its Sponsor Subsidiary Membership Interest otherwise than in accordance with the Clydesdale Partnership Agreement, the Lusitano Company Agreement, the Lipizzan Partnership Agreement, the Noric Company Agreement, the Palomino Company Agreement, the Paso Fino Company Agreement, the Noric LP Partnership Agreement or the Sponsor Subsidiary Company Agreement of the relevant Sponsor Subsidiary, respectively; or

                  (g) After the delivery by El Paso of a Purchase Exercise Notice (as defined in the Purchase Option Agreement), any Purchase Default (as defined in the Purchase Option Agreement) shall occur; or

                  (h) At any time that El Paso Demand Loans cease to be Permitted Investments, El Paso or any El Paso Party, as applicable, fails to post a letter of credit, in form and substance satisfactory to Clydesdale, for all capital contribution obligations under Section 5.3 of the Clydesdale Partnership Agreement, Section 5.3 of the Lipizzan Partnership Agreement, Section 5.3 of the Noric Company Agreement,
         Section 5.3 of the Noric LP Partnership Agreement or under any Section of any Sponsor Subsidiary Company Agreement relating to mandatory capital contributions or Obligations under

         Section 3 of the El Paso Agreement to the extent of any accrued and unpaid Obligations of El Paso or such El Paso Party thereunder as of such time; or

                  (i) [Intentionally Omitted].

                  (j) (i) El Paso or any Principal Subsidiary shall (A) generally not pay its debts as such debts become due; or (B) admit in writing its inability to pay its debts generally; or (C) make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted or consented to by El Paso or any Principal Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or (iii) any such proceeding shall have been instituted against El Paso or any Principal Subsidiary and either such proceeding shall not be stayed or dismissed for 60 consecutive days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or any substantial part of its property) shall occur; or (iv) El Paso or any Principal Subsidiary shall take any corporate action to authorize any of the actions set forth above in this clause (j).

                  "TERMINATION NOTICE" when used with reference to the Clydesdale Partnership Agreement, has the meaning set forth in Section 12.1(b) of the Clydesdale Partnership Agreement and when used with reference to a Sponsor Subsidiary Company Agreement, has the meaning set forth in Exhibit A to such Sponsor Subsidiary Company Agreement.

                  "THIRD PRIORITY RATE" means for any Payment Period (or portion thereof) the rate per annum compounded quarterly, equal to the sum of (a) the LIBO Rate for such Payment Period (or portion thereof) plus (b) a percentage per annum equal to 6%.

                  "THIRD PRIORITY RETURN" means an amount for each Payment Period (or portion thereof) equal to the product of the Unrecovered Capital of the Clydesdale General Partner at the time of determination and the Third Priority Rate for such Payment Period (or portion thereof).

                  "THIRD RESTATEMENT DATE" has the meaning set forth in Section
3.03 of the Sponsor Subsidiary Credit Agreement.

                  "THRESHOLD ADJUSTMENT PERIOD" has the meaning set forth in
Section 2.09(b)(vii) of the Sponsor Subsidiary Credit Agreement.

                  "TOTAL CASH COLLATERAL AMOUNT" means, at any time, (a) the aggregate amount of all Cash Collateral Amounts that have been paid or deemed to have been paid by the Sponsor Subsidiary Members to the Sponsor Subsidiary Cash Reserve or Noric Holdings IV Cash Reserve pursuant to Section 5.06 of the Sponsor Subsidiary Credit Agreement prior to such time less (b) the aggregate amount of all Cash Collateral Amounts that have been Distributed from the Sponsor Subsidiary Cash Reserve and Noric Holdings IV Cash Reserve on the Cash Collateral Amount Distribution Dates pursuant to Section 7.04(g) of the Sponsor Subsidiary Credit

Agreement prior to such time less (c) the aggregate amount of all Cash Collateral Amounts that have been used to make prepayments of Advances pursuant to Section 7.04(j) of the Sponsor Subsidiary Credit Agreement prior to such time.

                  "TRANSACTION ASSET" means an Energy Investment or an E&P
Asset.

                  "TRANSACTION ASSET SCHEDULE" means, with respect to (a) each Energy Investment and any Intermediate Holder and each Underlying Business related thereto and (b) each E&P Asset related thereto, the written schedule identifying, among other things, the exceptions to the representations and warranties in Section 4.02 of the of the Sponsor Subsidiary Credit Agreement and the covenants in Sections 5.08 and 5.09 of the Sponsor Subsidiary Credit Agreement, as agreed pursuant to the Acquisition/Accession Procedures Schedule.

                  "TRANSACTION COSTS" means the amount from time to time notified by the Clydesdale Class B Limited Partner to the Clydesdale General Partner pursuant to Section 4.12 of the Clydesdale Partnership Agreement as the Transaction Costs.

                  "TRANSACTIONS" shall mean all the transactions and activities referred to in or contemplated by the Operative Documents to which El Paso or any El Paso Party is a party.

                  "TRANSFER" means, with respect to any Clydesdale Partnership Interest, Lusitano Membership Interest, Lipizzan Partnership Interest, Noric Membership Interest, Palomino Membership Interest, Paso Fino Membership Interest or Noric LP Partnership Interest as a noun, any voluntary or involuntary transfer or sale of, assignment of an interest (including a security interest) in or other disposition of such Clydesdale Partnership Interest, Lusitano Membership Interest, Lipizzan Partnership Interest, Noric Membership Interest, Palomino Membership Interest, Paso Fino Membership Interest or Noric LP Partnership Interest (other than a retirement or redemption of such Clydesdale Partnership Interest, Lusitano Membership Interest, Lipizzan Partnership Interest, Noric Membership Interest, Palomino Membership Interest, Paso Fino Membership Interest or Noric LP Partnership Interest), and, as a verb, voluntarily or involuntarily to transfer, sell, assign (including assign for security) or otherwise dispose of, such Clydesdale Partnership Interest, Lusitano Membership Interest, Lipizzan Partnership Interest, Noric Membership Interest, Palomino Membership Interest, Paso Fino Membership Interest or Noric LP Partnership Interest (other than to retire or redeem such Clydesdale Partner's, Lusitano's, Lipizzan's, Noric Member's, Palomino's, Paso Fino's or Noric LP's interest), including, in each case, any transfer by operation of Applicable Law, merger or bankruptcy or otherwise. The adjective "TRANSFERRED" has the correlative meaning.

                  "TRANSFER RESTRICTION" means, with respect to any Transaction Asset, any restriction on the transferability of such Transaction Asset, in whole or in part, including pursuant to a Subsequent Transfer, including any such restriction in the form of a Lien, any rights granted to or in favor of any Person, including, in the case of any Energy Investment, any right in the nature of a right of first refusal, a right of first offer, call rights or tag-along rights or any such restriction arising as a result of a requirement that the holder of the Energy Investment be (or not be) a specified Person or affiliate thereof or any limit on the number of holders of such interest of the same class (in each case other than pursuant to securities laws applicable to any transfer, any FERC regulation of general applicability or the Operative Documents).
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                  "TRANSFEREE CERTIFICATE" (a) as used in the Clydesdale
Partnership Agreement, means a certificate executed by a prospective transferee of a Clydesdale Partnership Interest in accordance with Section 10.3(f) of the Clydesdale Partnership Agreement and in the form of Exhibit E thereto and (b) as used in the Noric Company Agreement, means a certificate executed by a prospective transferee of a Noric Membership Interest in accordance with Section 10.3(f) of the Noric Company Agreement in the form of Exhibit A thereto.

                  "TRANSFEROR CERTIFICATE" (a) as used in the Clydesdale Partnership Agreement, means a certificate executed by a prospective transferor of a Clydesdale Partnership Interest in accordance with Section 10.3(f) of the Clydesdale Partnership Agreement and in the form of Exhibit F thereto and (b) as used in the Noric Company Agreement, means a certificate executed by a prospective transferor of a Noric Membership Interest in accordance with Section 10.3(f) of the Noric Company Agreement in the form of Exhibit B thereto.

                  "TWENTIETH ANNIVERSARY" means the twentieth anniversary of the Closing Date or, if such day is not a Business Day, the immediately preceding Business Day.

                  "UCC" means, with respect to any state or territory of the United States, the "Uniform Commercial Code" in effect in such state or territory.

                  "UNDERLYING BUSINESS" means with respect to an Energy Investment the ultimate Business Entity or Business Entities relating to such Energy Investment, which in the case of the Energy Investment held by Noric Holdings III, L.L.C., includes each CIG Controlled Business.

                  "UNITED STATES" and "U.S." each mean the United States of America.

                  "UNITED STATES BANKRUPTCY CODE" shall mean Title 11 of the United States Code entitled "Bankruptcy" as in effect from time to time, or any successor thereto.

                  "UNRECOVERED CAPITAL" means:

                  (a) with respect to the Clydesdale General Partner at any time the excess of (i) the aggregate amount contributed to Clydesdale by the Clydesdale General Partner on the Closing Date and from time to time thereafter, including pursuant to Section 5.3 of the Clydesdale Partnership Agreement (if any) over (ii) the aggregate amount of the Capital Account of the Clydesdale General Partner retired and paid to the Clydesdale General Partner pursuant to Section 7 and Section 12 of the Clydesdale Partnership Agreement;

                  (b) with respect to a Clydesdale Class A Limited Partner at any time the excess of (i) the aggregate amount contributed to Clydesdale by such Clydesdale Class A Limited Partner on the Closing Date and from time to time thereafter, including pursuant to Section
         5.3 of the Clydesdale Partnership Agreement (if any) over (ii) the aggregate amount of the Capital Account of such Clydesdale Class A Limited Partner retired and paid to such Clydesdale Class A Limited Partner pursuant to Section 7 and Section 12 of the Clydesdale Partnership Agreement; and
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                  (c) with respect to the Clydesdale Class B Limited Partner at any time the excess, if any, of (i) the aggregate amount contributed to Clydesdale by the Clydesdale Class B Limited Partner on the Closing Date and from time to time thereafter (if any) over (ii) the aggregate amount of the Capital Account of the Clydesdale Class B Limited Partner retired and paid to the Clydesdale Class B Limited Partner pursuant to
         Section 7.3 and Section 12 of the Clydesdale Partnership Agreement.

                  "VOLUNTARY BANKRUPTCY" has the meaning set forth in the definition of Bankruptcy.

                  "VOTING INTERESTS" means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

                  "WHOLLY OWNED AFFILIATE" of any Person means (a) an Affiliate of such Person 100% of the capital stock (or its equivalent in the case of entities other than corporations) of which is owned beneficially by such Person, directly or indirectly through one or more Wholly Owned Affiliates, or by any Person who, directly or indirectly, owns beneficially 100% of the capital stock (or its equivalent in the case of entities other than corporations) of such Person, or (b) an Affiliate of such Person who, directly or indirectly, owns beneficially 100% of the capital stock (or its equivalent in the case of entities other than corporations) of such Person; provided that, for purposes of determining the ownership of the capital stock of any Person, de minimis amounts of stock held by directors, nominees and similar persons pursuant to statutory or regulatory requirements shall not be taken into account.

                  "WITHDRAWAL LIABILITY" has the meaning given such term under
Part 1 of Subtitle E of Title IV or ERISA.